As filed with the Securities and Exchange Commission on April 28, 1997

                                         Registration No. (        )
---------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington , D.C. 20549
                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                     ----------------------------------

         IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORPORATION
            (Exact name of Registrant as specified in its charter)
   Delaware                                              Not Yet Available
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)



                          23550 Hawthorne Boulevard
                            Building 1, Suite 210
                         Torrance, California  90505
                                (310) 442-3300
 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                              Stephen Shugerman
          Imperial Credit Commercial Mortgage Acceptance Corporation
                          23550 Hawthorne Boulevard
                            Building 1, Suite 210
                         Torrance, California  90505
                                (310) 442-3300
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies to:
Michael S. Gambro, Esq.                           Carlos A. Rodriguez,Esq.
Cadwalder, Wickersham & Taft                      Brown & Wood LLP
100 Maiden Lane                                   One World Trade Center
New York, New York 10038                          New York, New York 10048
(212) 504-6825                                    (212) 839-5300

                   -------------------------------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /x/
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                            ----------------



     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /




                       CALCULATION OF REGISTRATION FEE
 Title of Securities        Amount to Be        Proposed Maximum Offering     Proposed Maximum Aggregate   Amount of
 to Be Registered           Registered          Price Per Unit (1)            Offering Price(1)            Registration Fee
 Commercial Mortgage Pass-     $1,000,000                100%                         $1,000,000                $304
 Through Certificates


(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
----------------------------------------------------------------------------

                              INTRODUCTORY NOTE

     This Registration Statement contains a form of Prospectus relating to the offering of series of Commercial Mortgage Pass-Through Certificates by various Trusts created from time to time by Imperial Credit Commercial Mortgage Acceptance Corporation and a form of Prospectus Supplement relating to the offering by a Trust of the particular series of Commercial Mortgage Pass-Through Certificates described therein. The form of Prospectus Supplement relates only to the securities described therein and is a form that may be used by Imperial Credit Commercial Mortgage Acceptance Corporation to offer Commercial Mortgage Pass-Through Certificates under this Registration Statement.


SUBJECT TO COMPLETION, DATED APRIL 28, 1997

Prospectus Supplement
(To Prospectus dated _____________, 199_)

-------------------------------
DEPOSITOR
$__________
_________________________, SERIES 199_-C_


    Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offer to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offers to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

The Series 199_-C_ ____________________________________ (the "Certificates")
will include the following ____ classes of Certificates, designated as the ______________________________________________ Certificates (the "Offered
Certificates").   In  addition to the Offered Certificates, the Certificates will also include the _____________________________________________________
Certificates.  Only the Offered Certificates are offered hereby.
                                           (Continued on the following page.)

Prospective investors should review the information appearing under the caption "Risk Factors" after the section captioned "Summary of Prospectus Supplement" herein and after the section captioned "Summary of Prospectus" in the Prospectus before purchasing any Offered Certificates.

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, __________ SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE DEPOSITOR, THE MASTER SERVICER, ___________ SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE UNDERWRITER OR ANY OF THEIR AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                Initial
                Class Balance          Pass-Through Rate(1)
                _____________          ____________________

Class __        $___________           _____%
Class __        $___________           _____%
Class __        $___________           _____%
Class __        $___________           ______________________________________________________________
Class __        $___________           ______________________________________________________________
Class __        $___________           ______________________________________________________________
Class __        $___________           ________________________________________________________(2)(3)


(1) In addition to distributions of interest and/or principal, holders of the Certificates will be entitled to receive a portion of any Prepayment Premiums as described herein.
(2)  Based on the Notional Amount as described herein.
(3)  The Pass-Through Rate for the Class __ Certificates will be equal to the
     ________________________________________________________________________
     _______________________________________________________________________.


There  is  currently  no  secondary  market  for  the  Offered  Certificates.
____________________ (the "Underwriter") currently expects to make a secondary market in the Offered Certificates, but has no obligation to do so. There can be no assurance that such a market will develop or, if it does develop, that it will continue. See "Plan of Distribution" herein.

The Offered Certificates will be purchased by the Underwriter in the manner described under "Plan of Distribution," from the Depositor and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates will be 100% of the initial aggregate principal balance thereof as of ______________, 199_ (the "Cut-off Date") plus accrued interest from the Cut-off Date. The Underwriter will pay the expenses of the Depositor in connection with the purchase of the Mortgage Loans and the issuance of the Certificates.

The Offered Certificates are offered by the Underwriter when, as and if issued and accepted by the Underwriter and subject to its right to reject orders in whole or in part. (It is expected that the Offered Certificates will be delivered in book-entry form through the facilities of The Depository Trust Company(, Cedel Bank, Societe Anonyme and the Euroclear System) on or about ______________, 199_, against payment therefor in immediately available funds.)

(UNDERWRITER)
_____________, 199_


(Continued from the preceding page.)

     The Certificates will represent in the aggregate the entire beneficial interest in a trust fund (the "Trust Fund") to be established by ____________
 ____________________________ (the "Depositor"). The Trust Fund will consist primarily of a pool (the "Mortgage Pool") of (fixed rate) (variable rate) mortgage loans with original terms to maturity of not more than ____ months secured by (first liens on fee simple or leasehold interests in multifamily, retail, hotel, nursing home, office and other commercial properties). The Mortgage Loans were originated by several (___________) (institutions identified herein (collectively, the "Originators"),) acquired by an affiliate of the Depositor (in the case of Mortgage Loans not originated by such affiliate) and will be sold to the Depositor on or prior to the date of initial issuance of the Certificates.

     Distributions on the Certificates will be made, to the extent of available funds, on the 25th day of each month or, if any such day is not a business day, on the next succeeding business day, beginning in _____________ 199_ (each, a "Distribution Date"). As more fully described herein, distributions allocable to interest, if any, on the Offered Certificates on each Distribution Date will be based on the then applicable pass-through rate (the "Pass-Through Rate") and the Class Balance (as defined herein) (or the notional balance (the "Notional Amount") in the case of the Class __ Certificates) outstanding immediately prior to such Distribution Date. The Pass-Through Rates applicable to the Class __, Class ____ and Class __ Certificates will be as set forth above. The Pass-Through Rates for the Class ___, Class ___, Class __, Class ___ and Class __ Certificates will be variable and will be calculated as set forth herein. Distributions in respect of principal, if any, of the Certificates will be made as described herein under "Description of the Certificates - Distributions" and "- Priority of Distributions".

     The Class ____, Class ___ and Class ___ Certificates will evidence approximately an initial _____% undivided interest in the Trust Fund. The Class __ Certificates will evidence approximately an initial ____% undivided interest in the Trust Fund. The Class ___ Certificates will evidence approximately an initial ____% undivided interest in the Trust Fund. The Class __ Certificates will evidence approximately an initial ____% undivided interest in the Trust Fund. The Class ___ Certificates will evidence approximately an initial ___% undivided interest in the Trust Fund.

     It is a condition of the issuance of the Class __, Class __ and Class __ Certificates that they be rated "______" by _______ and "______" by ____________________________. It is a condition of the issuance of the Class
__ Certificates that they be rated not lower than "___" by ______ and "__" by
____________. It is a condition of the issuance of the Class __ Certificates that they be rated not lower than "_____" by _______ and "______" by
_______________.    It  is  a  condition of  the  issuance  of  the  Class __
Certificates that they be rated not lower than "___" by ___________ and "___" by _________________. The ratings on the Class ____ Certificates do not address any prepayment or loss scenarios with respect to the Mortgage Loans or the likelihood of receipt of Prepayment Premiums. See "Rating" herein.

     ____________________________________  will  act as  master  servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer") of the Mortgage Loans. The obligations of the Master Servicer and the Special Servicer with respect to the Certificates will be limited to their contractual servicing obligations and the obligation under certain circumstances to make P&I Advances (as defined herein) to the Certificateholders. See "Servicing." It is possible that the Special Servicer or one or more of its affiliates may purchase a portion of the Class
__ Certificates.

     (As  described  herein,  a "real  estate  mortgage  investment  conduit"
("REMIC") elections will be made in connection with the Trust Fund for federal income tax purposes. The Certificates, other than the Class __ and Class R Certificates, will constitute "regular interests" in the related REMIC and the Class R Certificates will constitute the sole class of "residual interest" in the related REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.)

     (The Offered Certificates initially will be represented by certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), as further described herein. The interests of beneficial owners of the Offered Certificates will be represented by book entries on the records of participating members of DTC. Definitive certificates will be available for the Offered Certificates only under the limited circumstances described herein. See "Description of the Certificates - Book-Entry Registration of the Offered Certificates" herein.)

     The yield to maturity on the Offered Certificates will depend on the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Loans. The yield to maturity on each class of Offered Certificates will be sensitive to losses due to defaults on the Mortgage Loans (and the timing thereof), to the extent that such losses are not covered by any Class of Certificates having a lower payment priority, as described herein. The yield to investors on the Class ___ Certificates will be sensitive to the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans. The rates of prepayments, defaults and liquidations on the Mortgage Loans may fluctuate significantly over time. An extremely rapid rate of prepayments, defaults and liquidations on the Mortgage Loans could result in the failure of investors in the Class ___ Certificates to recover their initial investments. See "Summary - Special Prepayment Considerations" and "- Special Yield Considerations", and "Certain Yield, Prepayment and Maturity Considerations" herein and "Yield Considerations" in the Prospectus.

     THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERING OF THE OFFERED CERTIFICATES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS, DATED _____________, 199_ AND ATTACHED HERETO. PURCHASERS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE CERTIFICATES OFFERED HEREBY MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     No dealer, salesman, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement and the accompanying Prospectus and if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or the Underwriter. This Prospectus Supplement and the accompanying Prospectus shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation in such jurisdiction. The delivery of this Prospectus Supplement and the accompanying Prospectus at any time does not imply that the information herein or therein is correct as of any time subsequent to the date hereof.

     UNTIL ________________, 199_, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.


                              TABLE OF CONTENTS
                                                                         page
                                                                         ____


SUMMARY OF PROSPECTUS SUPPLEMENT  . . . . . . . . . . . . . . . . . . . . S-1

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-23

DESCRIPTION OF THE MORTGAGE POOL  . . . . . . . . . . . . . . . . . . .  S-31

DESCRIPTION OF THE CERTIFICATES . . . . . . . . . . . . . . . . . . . .  S-48

CERTAIN PREPAYMENT, MATURITY AND YIELD CONSIDERATIONS . . . . . . . . .  S-58

SERVICING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-63

DESCRIPTION OF THE POOLING AND SERVICING AGREEMENT  . . . . . . . . . .  S-67

USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-70

CERTAIN FEDERAL INCOME TAX CONSEQUENCES . . . . . . . . . . . . . . . .  S-70

STATE TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . .  S-71

ERISA CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  S-71

LEGAL INVESTMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-73

PLAN OF DISTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . .  S-73

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-74

RATING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-74

INDEX OF PRINCIPAL DEFINITIONS  . . . . . . . . . . . . . . . . . . . .  S-76


                       SUMMARY OF PROSPECTUS SUPPLEMENT

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary are defined elsewhere in this Prospectus Supplement or in the Prospectus. See "Index of Principal Definitions" herein and in the Prospectus.

Title of Certificates       ___________________________,  Series  199_-C_ (the
                            "Certificates").

Depositor                   ________________________________, a __________
                            corporation. See "The Depositor" in the Prospectus.

Originators                 % _____, _____ %, and _____% of the  Mortgage
                            Loans by outstanding principal  balance as of  the
                            Cut-off  Date (as defined herein) were originated,
                            respectively, by: ______________________________
                            _______________, a ___________ corporation;
                            _______________, a ___________ corporation;
                            ______________________________________________
                            , a _______________.

Master Servicer             ___________________, a ______________ corporation
                            ("     ").  See  "Servicing  --  The Master
                            Servicer" _____ herein.

(________ Servicers         The ________ Servicers are ______________________
                            ______________, with respect to _________________
                            _______________________________________;  _________
                                                                    ,     with
                            ________________________________________
                            respect  to              of  the  Mortgage   Loans
                                         __________
                            representing         %  of the  Mortgage  Pool  by
                                          _______
                            aggregate  principal  balance  as of  the  Cut-off
                            Date;  and         ,  with  respect  to all  other
                                       ________
                            Mortgage  Loans.     See  "Servicing  -   ________
                            Servicers" herein.)

Special Servicer            _____ (which  serves as Master  Servicer) will  be
                            the Special  Servicer with  respect  to  all the
                            Mortgage Loans.   The Special  Servicer may be
                            removed without cause  under  certain
                            circumstances  described  herein under
                            "Servicing  -   Responsibilities  of   Special
                            Servicer."

Trustee                     ____________________, a  ________________________
                            banking corporation.


Custodian                   ______________________, a _____________________
                            banking corporation, in its capacity as custodian for the Trustee.

Cut-off Date                ______________, 199_.

Delivery Date               On or about ______________, 199_.

Distribution Dates          Distributions on the Certificates will  be made by
                            the Trustee, to the extent  of available funds, on
                            the 25th  day of each month  or, if any such  25th
                            day is not a business day, on the next  succeeding
                            business  day,  beginning  in  ___________,   199_
                            (each, a "Distribution  Date"), to the holders  of
                            record as  of the  close of business  on the  last
                            business day of the month  preceding the month  of
                            each  such distribution  (each, a  "Record Date").
                            Notwithstanding the above, the final  distribution
                            on any Certificate will be  made after due  notice
                            by   the   Trustee   of  the   pendency   of  such
                            distribution  and   only  upon  presentation   and
                            surrender of such Certificates at the location to be specified in such notice.

Rated Final Distribution
 Date _______ ___, ____, which is the first Distribution Date following the second anniversary of the
                            date at  which all   the  Mortgage   Loans   have
                            zero  balances, assuming  no  prepayments  and
                            that  the   Mortgage  Loans   which  are Balloon
                            Mortgage Loans fully amortize according to their amortization schedule and no Balloon Payment is made.

Registration of the
Offered Certificates        (The  Offered   Certificates  initially  will   be
                            issued  in  book-entry form.    Persons  acquiring
                            beneficial  ownership  interests  in  the  Offered
                            Certificates  (the "Certificateholders") may elect
                            to hold  their Certificate  interests through  The
                            Depository  Trust Company  ("DTC"), in  the United
                            States,  or  through   Centrale  de  Livraison  de
                            Valeurs   Mobilieres   S.A.   ("CEDEL")   or   the
                            Euroclear   System   ("Euroclear"),   in   Europe.
                            Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system.

                            The Offered Certificates (the "DTC Registered Certificates") will be represented by one or more global certificates registered in the name of
                            Cede  & Co.,  as nominee  of DTC.   No person
                            acquiring an interest in the DTC Registered Certificates (any such person, a "Beneficial Owner") will be entitled to receive a Certificate of such class in fully registered, certificated form (a "Definitive Certificate"), except under the  limited circumstances described in
                            the Prospectus under "Description  of the
                            Certificates -  Book-Entry Registration and
                            Definitive  Certificates".    Instead,  DTC  will
                            effect payments  and  transfers in  respect  of
                            the DTC Registered Certificates by means of its electronic recordkeeping services, acting through
                            certain   participating   organizations    ("DTC
                            Participants"   and  together with the CEDEL and
                            Euroclear participating  organizations, the
                            "Participants").   This may result in certain
                            delays in  receipt of payments  by an  investor
                            and  may restrict an  investor's ability  to
                            pledge  its securities.   Unless and  until
                            Definitive  Certificates  are  issued,  the
                            rights  of Beneficial  Owners  may  only  be
                            exercised  through  DTC  and  its Participants
                            and will be subject to procedures established thereby, except as otherwise specified herein. See "Description of the Certificates - General" herein, "Annex C" hereto and "Description of the
                            Certificates  -  Book-Entry   Registration  and
                            Definitive Certificates" in the Prospectus.)

Denominations          (The DTC Registered  Certificates will be  issuable on
                       the book-entry records of DTC and its Participants in denominations of (except in the case of the Class __
                       Certificates) $________ and integral multiples of $1 in excess thereof. The Class ___ Certificates will be issuable in denominations of $_______ Notional Amount and integral multiples of $1 Notional Amount.)

The Mortgage Pool      The  Mortgage  Pool  will   consist  of  (fixed  rate)
                       (floating  rate)  (partially  fixed-partially floating
                       rate)  Mortgage  Loans  secured  by   first  liens  on
                       (retail)(multifamily)(industrial)(hotel)
         (retail/office)(office)(commercial) properties (the "Mortgaged Properties") located in __ different states. The Mortgage Pool will also include (mortgage participations,) (mortgage pass-through certificates) (or other mortgage-backed securities) evidencing interests in or secured by commercial and/or multifamily mortgage loans (collectively, the "CMBS"). The Mortgage Loans will have an aggregate principal balance as of the Cut-off Date of $_________ and individual principal balances at origination of at least
         $______________ but not more than $__________, with an average principal balance at origination of approximately $_________. The Mortgage Loans will have terms to maturity from the date of origination or modification of not more than ____ years, and a weighted average remaining term to maturity of approximately _____ months as of the Cut-off Date. The Mortgage Loans will bear interest at Mortgage Rates of at least _____% per annum but not more than _____% per annum, with a weighted average Mortgage Rate of approximately ____% per annum as of the Cut-off Date. The Mortgage Loans will be acquired by the Depositor on or before the Delivery Date. In connection with its acquisition of the Mortgage Loans, the Depositor will be assigned (and will in turn assign to the Trustee for the benefit of the holders of the Certificates) certain rights in respect of representations and warranties described herein that were made by the Originators.
                                                ..........
              (_____ of the Mortgage Loans, representing _____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, provide for scheduled payments of principal and/or interest ("Monthly Payments") to be due on the _____ day of each month; the remainder of the Mortgage Loans provide for Monthly Payments to be due on the __th, __th or __th day of each month (the date in any month on which a Monthly Payment on a Mortgage Loan is first due, the "Due Date"). (The rate per annum at which interest accrues on each

         Mortgage Loan is subject to adjustment on specified Due Dates (each such date, an "Interest Rate Adjustment Date") by adding a fixed percentage amount (a "Gross Margin") to the value of the then-applicable Index (as described below) subject, in the case of substantially all of the Mortgage Loans, to maximum and minimum lifetime Mortgage Rates as described herein. ___ of the Mortgage Loans, representing ___% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, provide for Interest Rate Adjustment Dates to occur (monthly); the remainder of the Mortgage Loans provide for adjustments to the Mortgage Rate to occur quarterly, semi-annually or annually. (Each of the Mortgage Loans
         provides  for an initial fixed interest rate  period;)            of
                                                               __________
         the Mortgage Loans, representing _____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, have not yet experienced their first Interest Rate Adjustment Date. The latest initial Interest Rate Adjustment Date for any Mortgage Loan is scheduled to occur on ________.))

              (The amount of the Monthly Payment on each Mortgage Loan is also subject to adjustment on specified Due Dates (each such date, a "Payment Adjustment Date") to an amount that would amortize the outstanding principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the applicable Mortgage Rate, (without affecting the amount of the originally scheduled monthly principal payments) (subject, in the case of several Mortgage Loans, to payment caps, which limit the amount by which the Monthly Payment may adjust on any Payment Adjustment Date as described herein. _______ of the Mortgage Loans, representing __% of the Mortgage Loans (by aggregate principal balance as of the Cut-off Date, provide for Payment Adjustment Dates to occur annually, while the remainder of the Mortgage Loans provide for adjustments of the Monthly

         Payment to occur monthly, quarterly or semi-annually.)

              (Only in  the case of              Mortgage Loans, representing
                                    ____________
              ____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, does a Payment Adjustment Date immediately follow each Interest Rate Adjustment Date. As a result, and because the application of payment caps may limit the amount by which the Monthly Payments may adjust in respect of certain Mortgage Loans, the amount of a Monthly Payment may be more or less than the amount necessary to amortize the remaining principal balance of the Mortgage Loan over its then remaining amortization schedule and pay interest at the then-applicable Mortgage Rate. Accordingly, Mortgage Loans may be subject to slower amortization (if the Monthly Payment due on a Due Date is sufficient to pay interest accrued to such Due Date at the then-applicable Mortgage Rate but is not sufficient to reduce principal in accordance with the applicable amortization schedule), to negative amortization (if interest accrued to a Due Date at the applicable Mortgage Rate is greater than the entire Monthly Payment due on such Due Date) or to accelerated amortization (if the Monthly Payment due on a Due Date is greater than the amount necessary to pay interest accrued to such Due Date at the then-applicable Mortgage Rate and to reduce principal in accordance with the applicable amortization schedule).)

              (__ Mortgage Loans, representing ____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date, permit negative amortization. Substantially all of the Mortgage Loans that permit negative amortization contain provisions that limit the extent to which the amount of their respective original principal balances may be exceeded as a result thereof.)

              (All of the Mortgage Loans provide for monthly payments of principal based on amortization schedules significantly longer than the remaining term of such Mortgage Loans, thereby leaving substantial outstanding principal amounts due and payable (each such payment, a "Balloon Payment") on their respective maturity dates, unless prepaid prior thereto.)

              For   a  further  description   of  the  Mortgage   Loans,  see
              "Description of the Mortgage Pool" herein.

(The (Index) (Indices)          As of  any Interest Rate Adjustment Date, the
                                (Index)  (Indices)    used  to  determine the
                                Mortgage Rate  on each Mortgage Loan  will be
                                the  ____________.   See "Description  of the
                                Mortgage Pool -- The Index" herein.)

(Conversion of Mortgage Loans        Approximately __%  of the Mortgage Loans
                                     (by  aggregate principal  balance  as of
                                     the  Cut-off  Date)   (the  "Convertible
                                     Mortgage  Loans") provide  that,  at the
                                     option  of  the  related mortgagor  (the
                                     "Mortgagor"),  the  adjustable  interest
                                     rate  on  such  Mortgage  Loans  may  be
                                     converted  to  a  fixed  interest  rate,
                                     provided that  certain  conditions  have
                                     been satisfied.   Upon notification from
                                     a Mortgagor  of such  Mortgagor's intent
                                     to convert  from an  adjustable interest
                                     rate to a fixed interest rate, and prior
                                     to  the conversion of any  such Mortgage
                                     Loan, the  related Warrantying Party (as
                                     defined  herein)  will  be obligated  to
                                     purchase the  Converting  Mortgage  Loan
                                     (as  defined herein)  at  the Conversion
                                     Price  (as  defined  herein).    (In the
                                     event of a failure  by a Subservicer  to
                                     purchase a "Converting  Mortgage Loan"),
                                     the Master Servicer  is required  to use
                                     its  best   efforts  to   purchase  such
                                     Converted  Mortgage  Loan   (as  defined
                                     herein) from  the Mortgage  Pool at  the
                                     Conversion Price  during  the  one-month
                                     period    following    the    date    of
                                     conversion.)  In the  event that neither
                                     the  related Warrantying  Party  nor the
                                     Master Servicer  purchases a  Converting
                                     or Converted Mortgage Loan, the Mortgage
                                     Pool will thereafter include both fixed-
                                     rate and adjustable-rate Mortgage Loans.
                                     See  "Certain   Yield   and   Prepayment
                                     Considerations" herein.)

The Offered Certificates        The Certificates  will be issued  pursuant to
                                a  pooling  and  servicing agreement,  to  be
                                dated  as  of  the  Cut-off  Date, among  the
                                Depositor, the  Master Servicer,  the Special
                                Servicer  and the  Trustee (the  "Pooling and
                                Servicing    Agreement").       The   Offered
                                Certificates  will  have  the  initial  Class
                                Balances set  forth on the cover hereof.  The
                                Class __ Certificates  will not have a  Class
                                Balance.

Pass-Through Rate on
the Certificates       The Pass-Through Rates on the  Class __, Class __  and
                       Class __ Certificates are fixed  and  are set  forth on
                       the  cover  hereof.   The Pass-Through Rates  on the
                       Class ___, Class ___, Class ___ and  Class ___
                       Certificates will equal ___ % per annum, ___ % per annum, ___ % per annum and ___ % per annum, respectively. The Pass-Through Rate on the Class __
                       Certificates will be equal to  ______________________
                       ________________________________________________.  The
                       Mortgage Interest Rate for each of the Mortgage Loans which provide for the computation of interest other than on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis") (that is the basis on which interest on the Certificates accrues) will be adjusted to reflect that difference.

Interest Distributions on
the Certificates       Subject   to  the   distribution   of  the   Principal
                       Distribution  Amount  to  the  Holders of  classes  of
                       Certificates of a higher  priority as described  under
                       "Priority  of Distributions"  below,  Holders of  each
                       class  of Offered  Certificates  will  be entitled  to
                       receive  on  each  Distribution  Date  in  the   order
                       described  herein,  to  the  extent  of the  Available
                       Distribution  Amount  (as  defined  herein)  for  such
                       Distribution Date  net of any  Net Prepayment  Premium
                       (as   defined   herein)   (the   "Adjusted   Available
                       Distribution  Amount"),  distributions   allocable  to
                       interest in  an  amount  (the  "Interest  Distribution
                       Amount")  equal  to  the interest  accrued  during the
                       period from and including  the first day of  the month
                       preceding  the month of the Distribution Date (or from
                       the Cut-off Date, in the case of the
         initial Distribution  Date) to  and including  the last  day of  the month preceding the month of the Distribution Date (based on a 360-day year consisting of twelve 30-day months) on the related Class Balance (or the Notional Amount, in the case of the Class _ Certificates) immediately prior to such Distribution Date at the then-applicable Pass-Through Rate (the "Interest Accrual Amount"), plus any shortfall as described in the last sentence of this paragraph, less such class' pro rata share, according to the Interest Accrual Amount for each such class for the Distribution Date, of any interest shortfall not related to a Mortgagor delinquency or default, such as Prepayment Interest Shortfalls to the extent not offset as described herein, and shortfalls associated with exemptions provided by the Relief Act (as defined in the Prospectus), and less (a) with respect to each class of Certificates other than the Class ___ Certificates, any Collateral Value Adjustment Capitalization Amount (as defined herein) allocated to such class as described under "- Subordination" below and (b) with respect to the Class ___ Certificates, the portion of the Interest Accrual Amount therefor accrued on the portion of the Notional Amount corresponding to any Collateral Value Adjustment or Collateral Value Adjustment Capitalization Amount allocated to the Class Balance of any class of Certificates (and not reversed) (the "Collateral Value Adjustment Reduction Amount"). The "Notional Amount" of the Class __ Certificates will equal the aggregate Class Balance of all the Certificates. The Notional Amount does not
         entitle  the   Class __ Certificates   to  any   distributions  of
         principal. If the Adjusted Available Distribution Amount for any Distribution Date is less than the Interest Distribution Amount for such Distribution Date, the shortfall will be part of the Interest Distribution Amount distributable to holders of Offered Certificates on subsequent Distribution Dates.

         In addition to the related Interest  Distribution Amount, the Class
          Certificates will receive
         __% of any Net Prepayment Premium and the remaining Certificates will receive __% of any Net Prepayment Premium, as more fully described herein, to the extent not necessary to reimburse the Master Servicer for reductions in its compensation due to
         Prepayment Interest Shortfalls. See "Special Prepayment Considerations" below and "Description of the Certificates - Distributions - Interest Distributions on the Certificates" herein.

         The Available Distribution Amount for any Distribution Date generally includes: (i) scheduled payments on the Mortgage Loans due on or prior to the related Due Date immediately preceding, and collected as of, the related Determination Date (to the extent not distributed on previous Distribution Dates) and unscheduled payments and other collections on the Mortgage Loans collected during the related Remittance Period, net of amounts payable or reimbursable to the Trustee, the related ________ Servicer, the Master Servicer or the Special Servicer therefrom and (ii) any P&I Advances made by the Trustee, the Master Servicer, the Special
         Servicer, or the related ________ Servicer for the related Distribution Date. The "Determination Date" for any Distribution Date is the __th business day preceding such Distribution Date. The "Remittance Period" for any Distribution Date is the period beginning after a Determination Date in the immediately preceding month (or the Cut-off Date, in the case of the first Distribution
         Date) through the related Determination Date. See "Description of the Certificates - Distributions - Interest Distributions on the Certificates" herein.

Principal Distributions
on the Certificates         Holders  of  a   class  of  Certificates  will  be
                            entitled to receive  on each Distribution Date  in
                            reduction  of the  related  Class  Balance in  the
                            order  described herein  until the  related  Class
                            Balance is reduced to  zero, to the  extent of the
                            balance  of the  Adjusted  Available  Distribution
                            Amount remaining after the payment of the
         Interest Distribution Amount for such Distribution Date for such class of Certificates and each other class of Certificates with a higher priority of payment for interest payments (as described under "Priority of Distributions" below) distributions in respect of principal in an amount (the "Principal Distribution Amount") equal to the aggregate of (i) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (ii) if the scheduled Balloon Payment is not received, with respect to any Balloon Mortgage Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Mortgage Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (iii) to the extent not previously advanced, any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether
         in   the   form  of   liquidation   proceeds,   insurance  proceeds,
         condemnation proceeds or amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund to the extent not required to be otherwise applied pursuant to the terms of the related Mortgage Loan and (iv) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment
         of  any  interest  payable   on  the  Certificates,  including   any
         Prepayment  Interest Excess  (as defined herein)  not offset  by any
         Prepayment   Interest  Shortfall   occurring   during  the   related
         Remittance Period or otherwise required to reimburse the Master Servicer, as described herein, and interest distributions on the
         Mortgage  Loans,  in  excess   of  interest  distributions  on   the
         Certificates,  resulting  from   the  application  of   the  amounts
         described  in this  clause (iv)  to principal  distributions on  the
         Certificates.   See "Description of the Certificates - Distributions
         - Principal Distri- butions on the Offered Certificates" herein.

         The Class ___ Certificates do not have a Class Balance and are therefore not entitled to any principal distributions.

Priority of Distributions       The  Adjusted  Available Distribution  Amount
                                for  any  Distribution Date  will  be applied
                                (a) first,  to distributions of  the Interest
                                Distribution  Amounts   on  the   classes  of
                                Certificates    outstanding    with   highest
                                priority for  interest payment  (as described
                                in the immediately  succeeding sentence), (b)
                                second,  to  distributions of  the  Principal
                                Distribution   Amount  to   the  classes   of
                                Certificates  then entitled  to distributions
                                of  principal  as  described below,  and  (c)
                                third, to  distributions of interest  on each
                                class of Certificates other  than the classes
                                then   entitled  to   interest  distributions
                                pursuant to  clause (a) above,  in the  order
                                of  priority described  below; provided  that
                                on any Distribution  Date on which  the Class
                                Balance  of the  class  of Certificates  with
                                the highest priority for  interest payment is
                                reduced  to  zero  pursuant  to   clause  (b)
                                above,  interest  distributions  pursuant  to
                                clause (a)  above will  be made to  the class
                                of  Certificates  outstanding with  the  next
                                highest priority for  interest payments prior
                                to  making   further  distributions   of  the
                                Principal  Distribution  Amount  pursuant  to
                                clause (b) above.  The priority  for interest
                                payments  for  purposes of  clauses  (a)  and
                                (c), above,  is:  first  to distributions  of
                                interest on the Class ___, Class __, Class __
                                and Class ___  Certificates, pro  rata, based
                                on  their  respective  Interest  Distribution
                                Amounts;   second,    to   the   Class  ___
                                Certificates;   third,  to   the   Class ___
                                Certificates;   fourth,  to   the  Class ___
                                Certificates;   fifth,  to   the   Class ___
                                Certificates;   and   then   to   the   Other
                                Certificates (as defined herein) up  to their
                                respective  Interest   Distribution  Amounts,
                                all    as    described    under     "Interest
                                Distributions  on  the  Certificates"  above.
                                The  Principal Distribution  Amount for  such
                                Distribution  Date  will be  applied  to  the
                                payment of principal of the Class __, Class __
                                , Class ___, Class __, Class __, Class __ and
                                Class __ Certificates,  in that  order, and
                                then    to   the    remaining   classes    of
                                Certificates,  until  their respective  Class
                                Balances have been
         reduced to zero. After reduction of the Class Balances of all the Certificates to zero, any remaining portion of the Available Distribution Amount will be distributed to the holders of the Class
         __ Certificates up to an aggregate amount equal to the sum of all prior Collateral Value Adjustment Reduction Amounts (as defined
         herein)  allocated  thereto.   Any  Net Prepayment  Premium  for any
         Distribution Date will be applied to reimburse the Master Servicer for reductions in its compensation due to Prepayment Interest Shortfalls, as described herein, and then to distributions on the Certificates, as described herein.

P&I Advances      The Master Servicer,  the Special Servicer and the ________
                  Servicers  (each,  a  "Servicer")  are  required   to  make
                  advances ("P&I  Advances") for delinquent Monthly  Payments
                  on  the   Mortgage  Loans,   subject  to  the   limitations
                  described herein.   None of the  Servicers will be required
                  to advance the full amount of any Balloon  Payment not made
                  by the  related Mortgagor.   To  the extent  a Servicer  is
                  required to make a  P&I Advance on and  after the Due  Date for a  Balloon Payment,  such P&I Advance shall  not exceed an  amount equal to  the monthly  payment calculated by the
                  Special Servicer  necessary to  fully amortize the  related
                  Mortgage  Loan  over   the  period  used  for  purposes  of
                  calculating  the scheduled  monthly payments  thereon prior
                  to  the related  Maturity  Date.   As more  fully described
                  herein, each  Servicer making a  P&I Advance  (or any other advance)  will be  entitled  to reimbursement  thereof  and
                  interest   thereon  at   the   prime  rate   determined  in
                  accordance with the  Pooling and Servicing Agreement to the
                  extent  provided   therein.     See  "Description  of   the
                  Certificates  - P&I  Advances"  herein and  "Description of
                  the   Certificates   -   P&I   Advances   in   Respect   of
                  Delinquencies" in the Prospectus.

Other Certificates          The Class  __,  Class ___, Class ____  and Class R
                            Certificates  are not  offered hereby  (the "Other
                            Certificates").  The Pass-Through Rate on each  of
                            the Class __, Class __ and Class R
         Certificates will be ____ %  per annum.   The Class Balances on  the
         Class ___, Class __ and Class __ Certificates will equal $ _______, $ _________ and $ ____________ , respectively, and approximately
         $ _________ , in the aggregate. The Class R Certificates will not have a Pass-Through Rate or a Class Balance.

Subordination          Neither the  Offered  Certificates  nor  the  Mortgage
                       Loans  are   insured  or  guaranteed   against  losses
                       suffered  on  the  Mortgage  Loans by  any  government
                       agency  or instrumentality  or  by the  Depositor, the
                       Trustee,  the Underwriter,  the  Master Servicer,  the
                       Special  Servicer,  the  ________   Servicers  or  any
                       affiliate thereof.

         Realized Losses and Collateral Value Adjustments (as defined herein) on the Mortgage Loans will be allocated, first, to the Other Certificates, second, to the Class __ Certificates, third, to the Class __ Certificates, fourth, to the Class ___ Certificates, fifth to the Class ___ Certificates, and thereafter, to the Class __, Class ___ and Class __ Certificates, on a pro rata basis, based on Class Balance, in each case until the related Class Balance is reduced to zero. Any allocation of a Realized Loss to a class of Certificates will result in a reduction of the related Class Balance and the Notional Amount of the Class ___ Certificates. Interest accrued for any Distribution Date on any Collateral Value Adjustment or Collateral Value Adjustment Capitalization Amount allocated to the Class Balance (or to the Notional Amount, with respect to the Class __ Certificates) of any class of Certificates will not be distributed to such class on such Distribution Date as interest and, except for interest accrued thereon with respect to the Class ___ Certificates, will be added to the Class Balance thereof. Under certain circumstances, a Collateral Value Adjustment may be reversed. Such reversal will reduce the accrual of the Collateral Value Adjustment Capitalization Amount and therefore the amount otherwise available to make distributions of principal on the more senior classes of Certificates. In addition, the Adjusted Available Distribution Amount will be applied in the order set forth under "Priority of Distributions" above.

         In addition to Realized Losses and Collateral Value Adjustments, shortfalls may also occur as a result of each Servicer's right to receive payments of interest with respect to unreimbursed advances, the Special Servicer's right to compensation with respect to Mortgage Loans which are or have been Specially Serviced Mortgage
         Loans  and  as  a  result  of  other  Trust  Fund  expenses.    Such
         shortfalls will be allocated to the classes of Certificates with the lowest payment priority for purposes of the application of the Adjusted Available Distribution Amount in the order described herein.

Optional Termination        At its  option, (the Master  Servicer, the Special
                            Servicer, any holder of a  Class R Certificate and
                            the  holders of  an aggregate  Percentage Interest
                            in excess of __% of  the Most Subordinate Class of
                            Certificates  (as defined herein) may purchase all
                            of the  Mortgage Loans,  at  the  price set  forth
                            under    "Description   of    the   Agreement    -
                            Termination,"  and thereby  effect termination  of
                            the Trust  Fund and early  retirement of  the then
                            outstanding   Certificates,  on  any  Distribution
                            Date  on  which  the  aggregate  Stated  Principal
                            Balance (as defined herein) of the Mortgage  Loans
                            remaining in  the Trust Fund  is less  than __% of
                            the  aggregate principal  balance of  the Mortgage
                            Loans as  of the Cut-off Date.   See "Pooling  and
                            Servicing  Agreement  -  Termination"  herein  and
                            "Description of the Certificates - Termination" in the Prospectus.

Special Principal Payment
Considerations         The rate and timing of principal payments, if  any, on
                       the Offered Certificates will depend, among other things, on the rate and timing of principal payments
                       (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of a representation and warranty) on the Mortgage

         Loans. As described herein, each of the Mortgage Loans prohibits, and/or requires the payment of a Prepayment Premium in connection with, any voluntary prepayment during certain specified times. See "The Mortgage Pool" above and "Description of the Mortgage Pool" herein.

         All  classes   of  Offered  Certificates  entitled  to  payments  of
         principal are subject to priorities for payment of principal as described herein. Distributions of principal on classes having an earlier priority of payment will be directly affected by the rates of prepayments of the Mortgage Loans. The timing of commencement of principal distributions and the weighted average lives of classes of Certificates with a later priority of payment will be affected by the rates of prepayments experienced both before and after the commencement of principal distributions on such classes.

         In addition, a portion of collections on the Mortgage Loan in excess of scheduled and unscheduled principal distributions will be allocated to the classes of Certificates then entitled to distributions of principal. Any such allocation may result in a faster amortization of such class of Certificates.

Special Yield Considerations         The yield  to maturity on each  class of
                                     the Offered Certificates will depend on,
                                     among other things,  the rate and timing
                                     of   principal    payments    (including
                                     prepayments, defaults,  liquidations and
                                     purchases  of   Mortgage  Loans  due  to
                                     breaches    of    representations    and
                                     warranties)  on the  Mortgage  Loans and
                                     the  allocation  thereof  to reduce  the
                                     Class Balance or Notional Amount of such
                                     class.   The yield  to maturity  on each
                                     class of  the Offered  Certificates will
                                     also depend on the Pass-Through Rate and
                                     the    purchase    price     for    such
                                     Certificates.  The yield to investors on
                                     any class  of Offered  Certificates will
                                     be adversely  affected by any allocation
                                     thereto    of     Prepayment    Interest
                                     Shortfalls on the Mortgage
         Loans, which may result from the distribution of interest only to the date of a prepayment occurring during any month following the related Determination Date (rather than a full month's interest). See "Description of the Certificates - Distributions - Interest Distributions on the Certificates" herein.

         In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

         The multiple class structure of the Offered Certificates causes the yield of certain classes to be particularly sensitive to changes in the rates of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of a representation and warranty) of the Mortgage Loans and other factors.

         The yield to investors on the Class ___ Certificates will be sensitive to the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans. The rate of such prepayments, defaults and liquidations on the Mortgage Loans may fluctuate significantly over time. A significantly faster than expected rate of such prepayments, defaults and liquidations on the Mortgage Pool will have a negative effect on the yield to such investors and could result in the failure of investors in the Class __
Certificates to  recover their initial investments.   In addition, because
holders of the Class ___ Certificates have rights to relatively larger portions of interest payments on Mortgage Loans with higher Mortgage Interest Rates than on Mortgage Loans with lower
         Mortgage Interest Rates, and because Mortgage Loans with higher Mortgage Interest Rates are generally likely to prepay at a faster rate than Mortgage Loans with lower Mortgage Interest Rates, the yield on the Class ___
Certificates will be materially and adversely affected to a greater extent than the yields on other Offered Certificates if the Mortgage Loans with higher Mortgage Interest Rates prepay faster than the Mortgage Loans with lower Mortgage Interest Rates. See "Certain Yield, Prepayment and Maturity Considerations," especially "- Class ___ Certificate Yield Considerations" herein.

         The yield to investors on any of the Certificates will be sensitive to losses due to defaults on the Mortgage Loans (and the timing thereof), because the amount of such losses will be allocable to such class to the extent such losses are not covered by a
         subordinate   class   of   Certificates,    as   described   herein.
         Furthermore, as described herein, the timing of receipt of principal and interest by any such class of Certificates may be adversely affected by losses even if such class does not ultimately bear such loss.

         Each Servicer making a advance will be entitled to interest thereon at the prime rate determined in accordance with the Pooling and Servicing Agreement to the extent provided therein. Therefore losses may be allocated to a class of Offered Certificates with respect to any delinquent Monthly Payment and certain other expenses advanced by such Servicer.

         The Special Servicer will be entitled to receive compensation in the form of a percentage of collections of any Mortgage Loan which is being serviced or has been serviced by the Special Servicer (a "Specially Serviced Mortgage Loan") prior to the right of Certificateholders to receive distributions on the Certificates. Such compensation will result in shortfalls which will be allocated to the classes of Certificates with the lowest payment priority for purposes of application of the Adjusted

         Available Distribution Amount in the order described herein. Consequently, it is possible that losses will be allocated to the Offered Certificates with respect to any Specially Serviced Mortgage Loan notwithstanding the fact that such Mortgage Loan is returned to a performing status. See "Servicing-Servicing and Other Compensation and Payment of Expenses" herein.

         See  "Certain   Yield,  Prepayment  and   Maturity  Considerations,"
         especially  "-  Class  ___ ,  Class __,  Class  ___   and  Class __
         Certificates    Yield    Considerations"    herein,    and    "Yield
         Considerations" in the Prospectus.

Certain Federal Income Tax
Consequences  (   A  real  estate   mortgage  investment   conduit  ("REMIC")
                  election will  be made with respect  to the Trust Fund  for
                  federal income  tax purposes.    Upon the  issuance of  the
                  Offered  Certificates,   Cadwalader,  Wickersham  &   Taft,
                  counsel  to  the   Depositor,  will  deliver  its   opinion
                  generally to the  effect that, assuming compliance with all provisions  of  the Pooling  and  Servicing Agreement,  for federal income tax purposes,  the Offered Certificates will
                  be  treated  as   "regular  interests"  in  a  REMIC  under
                  Sections 860A through 860G of the Internal  Revenue Code of
                  1986 (the "Code") and the Class R Certificates will be treated as "residual interests" in a REMIC. For federal income tax purposes the Class __ Certificates will consist of _______ components, each related to one of the other classes of Certificates constituting "regular interests.")

         (The Class __ Certificates will, and the other Offered Certificates may, be treated as having been issued with original issue discount for federal income tax purposes. For purposes of computing the accrual of original issue discount, market discount and premium, if any, for federal income tax purposes it will be assumed that there are no prepayments on the Mortgage Loans. However, no representation is made that the Mortgage Loans will not prepay at another rate.)

         For   further   information  regarding   the   federal  income   tax
         consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

ERISA Considerations        A fiduciary of any employee  benefit plan or other
                            retirement  arrangement subject  to  the  Employee
                            Retirement  Income  Security   Act  of   1974,  as
                            amended  ("ERISA"),  or Section  4975 of  the Code
                            should  review carefully  with its  legal advisors
                            whether the  purchase or holding  of any  class of
                            Offered  Certificates   could  give   rise  to   a
                            transaction   that   is  prohibited   or  is   not
                            otherwise permitted either  under ERISA or Section
                            4975  of the  Code  or  whether  there exists  any
                            statutory  or administrative  exemption applicable
                            to an investment therein.   The U.S. Department of
                            Labor has issued individual exemption,  Prohibited
                            Transaction       Exemption       _______,      to
                            ______________________   that  generally   exempts
                            from the  application of certain of the prohibited
                            transition  provisions  of Section  406 of  ERISA,
                            and  the excise  taxes imposed  on such prohibited
                            transactions  by Section  4975(a) and  (b) of  the
                            Code  and  Section 502(i)  of ERISA,  transactions
                            relating  to  the purchase,  sale  and holding  of
                            pass-through    certificates    underwritten    by
                            ________________, such as the Class __, Class  __,
                            Class  ___  and Class ___   Certificates  and  the
                            servicing and  operation of asset pools,  provided
                            that    certain    conditions    are    satisfied.
                            Purchasers   using   insurance   company   general
                            account  funds  to  effect  such  purchase  should
                            consider    the    availability   of    Prohibited
                            Transaction  Class Exemption  95-60 (60  Fed. Reg.
                            35925,  July   12,  1995)  issued   by  the   U.S.
                            Department  of Labor.   See "ERISA Considerations"
                            herein and in the Prospectus.

Rating It is a condition of the issuance of the Class __, Class __ and Class __ Certificates that they be rated "____" by _______ and "______" by ________. It is a condition of the issuance of the Class __ Certificates that they be rated not lower than "___" by ______ and "_____" by ___________. It is a condition of the issuance of the Class __ Certificates that they be rated not lower than "_____" by _______ and "_____" by ______________.
              It is a condition of  the issuance of the Class __ Certificates
              that  they  be  rated   not  lower  than  "_______" by ________
              and "   " by _________________.  A security rating is
         not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning
         rating  organization.    A security  rating  does  not  address  the
         frequency  or  likelihood   of  prepayments  (whether  voluntary  or
         involuntary) of Mortgage Loans, or the degree to which such prepayments might differ from those originally anticipated, or the
         likelihood   of   collection   of   Prepayment   Premiums,   or  the
         corresponding effect on yield to investors. A rating of any of the Class ___ Certificates does not address the possibility that the holders of such Certificates may fail to recover fully their initial investments due to a rapid rate of prepayments, defaults or
         liquidations.     See  "Certain   Yield,  Prepayment   and  Maturity
         Considerations" herein, "Risk Factors," and "Rating" herein and in the Prospectus and "Yield Considerations" in the Prospectus.

Legal Investment       The Class __, Class __, Class __, Class __ and Class __
                       Certificates   will   (not)   be   "mortgage   related
                       securities"  within  the   meaning  of  the  Secondary
                       Mortgage Market Enhancement Act of 1984  ("SMMEA") (so
                       long  as they  are rated  in  one of  the two  highest
                       rating   categories  by   at   least  one   nationally
                       recognized  statistical  rating  organization).    The
                       Class __,  Class __ and Class __ Certificates will not
                       be "mortgage related securities" within the meaning of
                       SMMEA.    The  appropriate   characterization  of  the
                       Offered  Certificates under  various legal  investment
                       restrictions,  and  thus   the  ability  of  investors
                       subject to these restrictions to purchase any Class of Offered Certificates, may be subject to significant interpretative uncertainties.

         In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA. Accordingly, investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the Prospectus.


                                 RISK FACTORS

      Prospective purchasers of the Offered Certificates should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the Prospectus) in connection with an investment in the Offered Certificates.

     Special Prepayment Considerations. The rate and timing of principal payments on the Offered Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Loans. The rate at which principal payments occur on the Mortgage Pool will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Interest Rates on the Mortgage Loans, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. The rate of principal payments on the Offered Certificates will correspond to the rate of principal payments on the Mortgage Loans and is likely to be affected by the Lock-out Periods (as defined herein) and Prepayment Premium provisions applicable to the Mortgage Loans and by the extent to which a Servicer is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without such provisions with shorter Lock-out Periods or with lower Prepayment Premiums. See "Description of the Mortgage Pool," "Description of the Certificates - Distributions - Priority" and "Certain Yield, Prepayment and Maturity Considerations" herein and "Yield Considerations" in the Prospectus.

     Special Yield Considerations. The yield to maturity on each class of the Offered Certificates will depend, among other things, on the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of representation and warranty) on the Mortgage Pool and the allocation thereof to reduce the Class Balance of such class. Mortgage Loans with higher Mortgage Interest Rates will have higher Remittance Rates, and therefore, the yield on the Class __, Class ___, Class ___, Class __ and Class __ Certificates could be adversely affected if Mortgage Loans with higher Mortgage Interest Rates pay faster than the Mortgage Loans with lower Mortgage Interest Rates. The yield to investors on the Offered Certificates will be adversely affected by any allocation thereto of interest shortfalls on the Mortgage Loans, such as Prepayment Interest Shortfalls. Neither the Certificates nor the Mortgage Loans are guaranteed by any governmental entity or instrumentality or any other entity.

     In general, if a Certificate is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Certificate is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than assumed at the time of purchase. See "Yield, Prepayment and Maturity Considerations" herein and "Yield Considerations" in the Prospectus.

     Risks Associated with Certain of the Mortgage Loans and Mortgaged Properties. The Mortgage Loans are secured by a fee simple or leasehold interest in multifamily, retail, hotel, nursing home, office and other commercial properties. Commercial and multifamily lending is generally viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial and multifamily lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Further, the repayment of loans secured by income producing properties is typically dependent upon the successful operation of the related property. If the cash flow from the property is reduced (for example, if leases are not obtained or renewed), the borrower's ability to repay the loan may be impaired. Commercial and multifamily real estate can be affected significantly by the supply and demand in the market for the type of property securing the loan and, therefore, may be subject to adverse economic conditions. Market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws in the case of multifamily mortgage loans, which impact the future cash flow of the property. See "Nonrecourse Mortgage Loans" below.

     The successful operation of a real estate project is also dependent on the performance and viability of the property manager of such project. The property manager is responsible for responding to changes in the local
market,   planning  and   implementing   the   rental  structure,   including
establishing appropriate rental rates, and advising the borrowers so that maintenance and capital improvements can be carried out in a timely fashion. There is no assurance regarding the performance of any operators and/or managers or persons who may become operators and/or managers upon the expiration or termination of leases or management agreements or following any default or foreclosure under a Mortgage Loan.

     An appraisal of each of the Mortgaged Properties was made between ______
_____ and _____________  _____.   It is possible  that the  market value  of a
Mortgaged  Property securing  a Mortgage  Loan  has declined  since the  most
recent  appraisal for  such Mortgaged Property.   Commercial  and multifamily
property values and net operating income are subject to volatility. The net operating income and value of the Mortgaged Properties may be adversely affected by a number of factors, including but not limited to national, regional and local economic conditions (which may be adversely impacted by plant closings, industry slowdowns and other factors); local real estate conditions (such as an oversupply of housing, retail, office or self-storage space, hotel rooms or nursing homes); changes or continued weakness in specific industry segments; perceptions by prospective tenants and, in the
case  of  retail   properties,  retailers  and   shoppers,  of  the   safety,
convenience, services and attractiveness of the property; the willingness and ability of the property's owner to provide capable management and adequate maintenance; construction quality, age and design; demographic factors; retroactive changes to building or similar codes; and increases in operating
expenses  (such  as energy  costs).    Historical  operating results  of  the
Mortgaged Properties may not be comparable to future operating results. In addition, other factors may adversely affect the Mortgaged Properties' value without affecting their current net operating income, including changes in governmental regulations, zoning or tax laws; potential environmental or other legal liabilities; the availability of refinancing; and changes in interest rate levels.

     The aggregate principal balance as of the Cut-off Date related to Mortgage Loans secured by (multifamily, retail, hotel, nursing home, office and other properties) represent approximately %, %, %, %,
                                              _____   _____   _____   _____
    %  and        % of  the Cut-off Date  aggregate principal balance  of the
____       _______
Mortgage Pool, respectively.

     (Risks Associated with  Hotel Properties.          of the Mortgage Loans
                                                _______
representing      % of the aggregate principal balance  of the Mortgage Loans
             _____
as of the Cut-off Date are secured by hotel properties. Like any income producing property, the income generated by a hotel property is subject to several factors such as local, regional and national economic conditions and competition. However, because such income is primarily generated by room occupancy and such occupancy is usually for short periods of time, the level of such income may respond more quickly to conditions such as those described above. Such sensitivity to competition may require more frequent improvements and renovations than other properties. To the extent a hotel is affiliated to, or associated with, a regional, national or international chain, changes in the public perception of such chain may have an impact on the income generated by the related property. Finally, the hotel industry is generally seasonal. This will result in fluctuation in the income generated by hotel properties.)

     (Risks Associated with Nursing Homes. ______ of the Mortgage Loans representing
     % of the  aggregate principal balance  of the Mortgage  Loans as of  the
_____
Cut-off Date are secured by residential health care facilities. Mortgage Loans secured by liens on residential health care facilities pose risks not associated with loans secured by liens on other types of income-producing real estate. Providers of long-term nursing care, assisted living and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and to the reimbursement policies of government programs and private insurers. The failure of any of the borrowers to maintain or renew any required license or regulatory approval could prevent it from continuing operations (in which case no revenues would be received from the related Mortgaged Property or the portion thereof requiring licensing) or, if applicable, bar it from participation in certain reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or any other purchaser at a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained. In addition, to the extent any nursing home receives a significant portion of its revenues from government reimbursement programs, primarily Medicaid and Medicare, such revenue may be subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there are currently under consideration various proposals that could materially change or curtail those payments. Accordingly, there can be no assurances that payments under government programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive substantial revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Under applicable federal and state laws and regulations, including those that govern Medicare and Medicaid programs, only the provider who actually furnished the related medical goods and services may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.)

     Nonrecourse Mortgage Loans. Each Mortgage Loan is a nonrecourse loan as to which, in the event of a default under such Mortgage Loan, recourse generally may be had only against the related Mortgaged Property. Consequently, payment of each such Mortgage Loan prior to maturity is dependent primarily on the sufficiency of the net operating income of the related Mortgaged Property, and at maturity (whether at scheduled maturity or in the event of a default upon the acceleration of such maturity after default), upon the then market value of the related Mortgaged Property, or the ability to refinance such Mortgage Loan.

     Concentration of Mortgage  Loans.  The average  principal balance of the
Mortgage Loans as of the Cut-off Date  is approximately $          , which is
                                                         __________
equal to      % of the aggregate principal balance as of the  Cut-off Date of
         _____
the Mortgage Loans. A mortgage pool consisting of fewer loans each having a relatively higher outstanding principal balance may result in losses that are more severe, relative to the size of the pool, than would be the case if the pool consisted of a greater number of mortgage loans each having a relatively smaller outstanding principal balance. In addition, the concentration of any mortgage pool in one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans in such pool can result in losses that are substantially more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were more evenly distributed among the loans in such pool. The Mortgage Loan secured by the _________________________________________________ represents _______ % of the aggregate principal balance of the Mortgage Loans. No other Mortgage Loan represents more than __% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans and no other Mortgage Loans with related Mortgagors represent in the aggregate more than ______ % of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans. See "Description of the Mortgage Pool - Certain Characteristics of the Mortgage Loans - Related Borrowers and Other Issues" herein.

     Risks of Different Timing of Mortgage Loan Amortization. If and as principal payments, property releases, or prepayments are made on a Mortgage Loan, the remaining Mortgage Pool may be subject to more concentrated risk with respect to the diversity of properties, types of properties and property characteristics and with respect to the number of borrowers. See the table entitled "Year of Scheduled Maturity" under "Description of the Mortgage Pool
- Certain Characteristics of the Mortgage Loans" for a description of the respective maturity dates of the Mortgage Loans. Because principal on the Offered Certificates is payable in sequential order, and no class receives principal until the Class Balance of the preceding class or classes has been reduced to zero, classes that have a lower sequential priority are more likely to be exposed to the risk of concentration discussed under "-
Concentration of Mortgage Loans and Borrowers" above than classes with a higher sequential priority.

     Geographic Concentration.        ,       ,      ,      ,      , and
                                ______  ______  _____  _____  _____      ____
of the Mortgaged Properties, representing approximately       %,      %,
                                                        ______   _____   ____
%,        %,        % and        %, respectively, of  the aggregate principal
    ______   _______      _______
balance of the Mortgage Loans as of the Cut-off Date, are located in
                                                                     ________
,         ,         ,         ,          and          , respectively.  Except
  ________  ________  ________  ________     _________
as indicated in  the immediately preceding sentence, no  more than       % of
                                                                   ______
the Mortgage Loans, by aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by Mortgaged Properties in any one state. Repayments by borrowers and the market value of the Mortgaged Properties could be affected by economic conditions generally or in regions where the borrowers and the Mortgaged Properties are located, conditions in the real estate market where the Mortgaged Properties are located, changes in governmental rules and fiscal policies, acts of nature, including earthquakes (which may result in uninsured losses), and other factors which are beyond the control of the borrowers.

     Environmental Risks. Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal and remediation of hazardous or toxic substances on, under, adjacent to or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/ or the aggregate assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to properly remediate such property, may adversely affect the owner's or operator's ability to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances may also be liable for the costs of removal or remediation of such substances at the disposal or treatment facility. Certain laws impose liability for release of asbestos into the air and third parties may seek recovery from owners or operators of real properties for personal injury associated with exposure to asbestos.

     Under some environmental laws, such as the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended ("CERCLA"), as well as certain state laws, a secured lender (such as the Trust Fund) may be liable as an "owner" or "operator", for the costs of responding to a release or threat of a release of hazardous substances on or from a borrower's property, if agents or employees of a lender are deemed to have participated in the management of the borrower's property, regardless of whether a previous owner caused the environmental damage. The Trust Fund's potential exposure to liability for cleanup costs pursuant to CERCLA may increase if the Trust Fund actually takes possession of a borrower's property, or control of its day-to-day operations, as for example through the appointment of a receiver.

     An environmental site assessment ("ESA") of each of the Mortgaged Properties was performed (or prior assessments were updated) in connection with the initial underwriting and origination of the Mortgage Loans. In certain cases, environmental testing in addition to the ESA was performed.

     The following information is based on the ESAs and has not been independently verified by the Depositor, the Servicers, the Trustee, the Underwriter, or by any of their respective affiliates. With respect to a number of the Mortgaged Properties, the ESAs revealed the existence or possible existence of asbestos-containing materials, possible radon gas and other environmental matters at the related Mortgaged Properties, none of which constituted a material violation of any environmental law in the judgment of the assessor. In these cases, the Mortgagors agreed to establish and maintain operations and maintenance programs or had other remediation
agreements  or escrows in place, except with respect to        Mortgage Loans
                                                         _____
representing      % of the aggregate principal balance  of the Mortgage Loans
             _____
as of the Cut-off Date with respect to which the existence or possible existence of asbestos did not create an environmental concern on the part of the related Originator. With respect to several Mortgaged Properties, the ESAs identified the presence of above-ground or underground storage tanks and the related Mortgagors have agreed to make periodic visual inspections or other testing for any petroleum releases.

     It is possible that the ESAs did not reveal all environmental liabilities, that there are material environmental liabilities of which neither the Seller nor the Depositor are aware and that the environmental condition of the Mortgaged Properties in the future could be affected by tenants and occupants or by third parties unrelated to the Mortgagors.

     Each Mortgagor has represented that each Mortgaged Property either was, or to the best of its knowledge was, in compliance with applicable environmental laws and regulations on the date of the origination of the related Mortgage Loan; that, except as described in the environmental reports referred to above, no actions, suits or proceedings have been commenced or are pending or, to the best knowledge of the Mortgagor, are threatened with respect to any applicable environmental laws and that such Mortgagor has not received notice of any violation of a legal requirement relating to the use and occupancy of any Mortgaged Property. The principal security for the obligations under each Mortgage Loan consists of the Mortgaged Property and, accordingly, if any such representations are breached, there can be no assurance that any other assets of the Mortgagor would be available in connection with any exercise of remedies in respect of such breach. Moreover, most Mortgagors are structured as single asset entities and therefore have no assets other than the related Mortgaged Property.

     The Pooling and Servicing Agreement provides that the Special Servicer, acting on behalf of the Trust Fund, may not acquire, through foreclosure or deed in lieu thereof, title to a Mortgaged Property or take over its operation unless the Special Servicer has previously determined, based on a report prepared by a qualified person who regularly conducts environmental audits, that (i) the Mortgaged Property is in compliance with applicable environmental laws or that taking the actions necessary to comply with such laws is reasonably likely to produce a greater recovery on a present value basis than not taking such actions and (ii) there are no circumstances known to the Special Servicer relating to the use of hazardous substances or petroleum-based materials which require investigation or remediation, or that if such circumstances exist, taking such remedial actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.

     Litigation. There may be legal proceedings pending and, from time to time, threatened against the Mortgagors and the managers of the Mortgaged Properties and their respective affiliates arising out of the ordinary business of the Mortgagor, the managers and such affiliates. There can be no assurance that such litigation may not have a material adverse effect on distributions to Certificateholders. Other Financings. Each Mortgagor is restricted from incurring any indebtedness secured by the related Mortgaged Property other than the related Mortgage Loan without the consent of the mortgagee. _________ Mortgage Loans representing approximately _____% of the Mortgage Pool by aggregate principal balance as of the Cut-off Date were made to single-purpose entities, which are restricted from incurring any indebtedness other than the Mortgage Loan, normal trade accounts payable and certain purchase financing debt. The remaining Mortgage Loans were not made to single purpose entities. _____ Mortgage Loans representing approximately _____% of the Mortgage Pool by aggregate principal balance as of the Cut-off Date have unsecured subordinate debt that is subject, in each case, to subordination and standstill agreements limiting in varying degrees the rights of the holder of such additional indebtedness including limitations on its right to commence any enforcement or foreclosure proceeding.

     In cases where one or more junior liens are imposed on a Mortgaged Property or the Mortgagor incurs other indebtedness, the Trust Fund is subjected to additional risks, including, without limitation, the risks that the Mortgagor may have greater incentives to repay the junior or unsecured indebtedness first and that it may be more difficult for the Mortgagor to refinance the Mortgage Loan or to sell the Mortgaged Property for purposes of making the Balloon Payment upon the maturity of the Mortgage Loan.

     Effect of Mortgagor Delinquencies and Defaults. The aggregate amount of distributions on the Offered Certificates, the yield to maturity of the
Offered Certificates, the rate of principal payments on the Offered Certificates and the weighted average lives of the Offered Certificates will be affected by the rate and the timing of delinquencies and defaults on the Mortgage Loans. If a purchaser of a class of Offered Certificates calculates its anticipated yield based on an assumed rate of default and amount of losses on the Mortgage Loans that is lower than the default rate and amount of losses actually experienced and such additional losses are allocable to such class of Certificates, such purchaser's actual yield to maturity will be lower than that so calculated and could, under certain extreme scenarios, be negative. The timing of any loss on a liquidated Mortgage Loan will also affect the actual yield to maturity of the class of Offered Certificates to which a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss borne by an investor occurs, the greater is the effect on such investor's yield to maturity.

     As and to the extent described herein, each Servicer will be entitled to receive interest on unreimbursed P&I Advances and unreimbursed advances of servicing expenses until such advances (i) are recovered out of amounts received on the Mortgage Loan as to which such advances were made pursuant to the Pooling and Servicing Agreement, which amounts are in the form of late payments, liquidation proceeds, insurance proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan out of the Trust Fund or (ii) are otherwise recovered following a determination that such advance is a nonrecoverable advance. Each Servicer's right to receive such payments of interest is prior to the rights of Certificateholders to receive distributions on the Certificates and, consequently, is likely to result in losses being allocated to the Offered Certificates that would not otherwise have resulted absent the accrual of such interest.

     The Special Servicer will be entitled to receive, with respect to each Mortgage Loan which is or was at some time a Specially Serviced Mortgage Loan, compensation in the form of a percentage of collections of any such Specially Serviced Mortgage Loan prior to the right of Certificateholders to receive distributions on the Certificates. Consequently, it is possible that shortfalls will be allocated to the Offered Certificates with respect to any Mortgage Loan which is or was at some time a Specially Serviced Mortgage Loan notwithstanding the fact that such Mortgage Loan is returned to a performing status. See "Servicing - Servicing and Other Compensation and Payment of Expenses" herein.

     Regardless of whether losses ultimately result, delinquencies and defaults on the Mortgage Loans may significantly delay the receipt of payments by the holder of a class of Offered Certificates, to the extent that P&I Advances or the subordination of another class of Certificates does not fully offset the effects of any such delinquency or default. The Special Servicer has the ability to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent, including the ability to extend the date on which a Balloon Payment is due, subject to certain conditions described in the Pooling and Servicing Agreement. A Servicer's obligation to make P&I Advances in respect of a Mortgage Loan that is delinquent as to its Balloon Payment is limited, however, to the extent described under "Description of the Certificates - Advances." Until such time as any Mortgage Loan delinquent in respect of its Balloon Payment is liquidated, the entitlement of the holders of any class of Offered Certificates on each Distribution Date in respect of principal of such Mortgage Loan will be limited to any payment made by the related Mortgagor and any related P&I Advance made by a Servicer. Consequently, any delay in the receipt of a Balloon Payment that is payable, in whole or in part, to holders of the Offered Certificates will extend the weighted average life of the Offered Certificates.

     As described under "Description of the Certificates - Distributions" herein, if the portion of the Adjusted Available Distribution Amount distributable in respect of interest on any class of Offered Certificates on any Distribution Date is not sufficient to distribute the Interest Distribution Amount then payable for such class, the shortfall will be distributable to holders of such class of Certificates on subsequent Distribution Dates, to the extent of available funds.

     Balloon Payments.                   Mortgage Loans, representing       %
                        ________________                              ______
of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, are Balloon Mortgage Loans. Balloon Mortgage Loans involve a greater degree of risk because the ability of a Mortgagor to make a Balloon Payment typically depends on his ability either to refinance the loan or to sell the related Mortgaged Property. See "Risk Factors - Balloon Payments" in the Prospectus.

     (Ground  Leases and  Other Leasehold  Interests.           Mortgage Loan
                                                        ______
representing
     %  of the aggregate  principal balance of  the Mortgage Loans  as of the
_____
Cut-off Date, is secured in part by a leasehold interest in one Mortgaged Property. Pursuant to Section 365(h) of the Bankruptcy Code, ground lessees are currently afforded rights not to treat a ground lease as terminated and to remain in possession of their leased premises upon the bankruptcy of their ground lessor and the rejection of the ground lease by the representative of such ground lessor's bankruptcy estate. The leasehold mortgages provide that the Mortgagor may not elect to treat the ground lease as terminated on account  of  any such  bankruptcy  of, and  rejection by,  the  ground lessor without the consent of the Servicer. In the event of a bankruptcy of a ground lessee/borrower, the ground lessee/borrower under the protection of the Bankruptcy Code has the right to assume (continue) or reject (terminate) any or all of its ground leases.

In the event of concurrent bankruptcy proceedings involving the ground lessor and the ground lessee/Mortgagor, the Trustee may be unable to enforce the bankrupt ground lessee/Mortgagor's obligation to refuse to treat a ground lease rejected by a bankrupt ground lessor as terminated. In such circumstances, a ground lease could be terminated notwithstanding lender protection provisions contained therein or in the mortgage.)

     Attornment Considerations. Some of the tenant leases, including the anchor tenant leases, contain certain provisions that require the tenant to attorn to (that is, recognize as landlord under the lease) a successor owner of the property following foreclosure. Some of the leases, including the anchor tenant leases, may be either subordinate to the liens created by the Mortgage Loans or else contain a provision that requires the tenant to subordinate the lease if the mortgagee agrees to enter into a non-disturbance agreement. In some states, if tenant leases are subordinate to the liens created by the Mortgage Loans and such leases do not contain attornment provisions, such leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, in the case of the foreclosure of a Mortgaged Property located in such a state and leased to one or more desirable tenants under leases that do not contain attornment provisions, such Mortgaged Property could experience a further decline in value if such tenants' leases were terminated (e.g., if such tenants were paying above-market rents). If a Mortgage is subordinate to a lease, the lender will not (unless it has otherwise agreed with the tenant) possess the right to dispossess the tenant upon foreclosure of the property, and if the lease contains provisions inconsistent with the Mortgage (e.g., provisions relating to application of insurance proceeds or condemnation awards), the provisions of the lease will take precedence over the provisions of the Mortgage.

     (Liquor License Considerations.         Mortgage Loans representing
                                      ______                             ____
% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date are secured by hotel properties. The liquor licenses for some of such properties may be held by the property manager rather than by the related Mortgagor. The applicable laws and regulations relating to such licenses generally prohibit the transfer of such licenses to any person. In the event of a foreclosure of a hotel property it is unlikely that the Trustee (or Special Servicer) or purchaser in any such sale would be entitled to the rights under the liquor license for such hotel property and such party would be required to apply in its own right for such license.)

     Special Servicer Actions. In connection with the servicing of Specially Serviced Mortgage Loans, the Special Servicer may take actions with respect to such Mortgage Loans that could adversely affect the holders of some or all of the classes of Offered Certificates. As described herein under "Servicing
- The Special Servicer" and "- The Directing Certificateholder," the actions of the Special Servicer will be subject to review and may be rejected by a representative of the holders of the Monitoring Certificates (as defined herein), who may have interests in conflict with those of the holders of the other classes of Certificates. As a result, it is possible that such representative may cause the Special Servicer to take actions which conflict with the interests of certain classes of Certificates. In addition, the Special Servicer may be removed without cause by the Directing Certificateholders as described under "Servicing - Responsibilities of Special Servicer," herein.

     Servicer May Purchase Certificates. The Special Servicer may purchase, either directly or through an affiliate, a portion of the Class ___ Certificates. Such a purchase by the Special Servicer could cause a conflict between the Special Servicer's duties pursuant to the Pooling and Servicing Agreement and the Special Servicer's interest as a holder of a Certificate. The Pooling and Servicing Agreement provides that each Servicer shall administer the Mortgage Loans in accordance with the servicing standard set forth therein without regard to ownership of any Certificate by such Servicer or any affiliate of such Servicer.



                       DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The Trust Fund will consist primarily of a pool of (fixed rate) Mortgage Loans (including the Crown Participation) with an aggregate principal balance as of the Cut-off Date, after deducting payments of principal due on such
date, of approximately $            .   Each Mortgage Loan is evidenced  by a
                        ____________
promissory note (a "Mortgage Note") and secured by a mortgage, deed of trust or other similar security instrument (a "Mortgage") creating a first lien on a fee simple or leasehold interest in a multifamily, retail, hotel, office, industrial, or other commercial property (a "Mortgaged Property"). All of the Mortgage Loans are nonrecourse loans. Therefore, in the event of a Mortgagor default, recourse may be had only against the specific property and such limited other assets as have been pledged to secure a Mortgage Loan, and not against the Mortgagor's other assets. Except as otherwise indicated all percentages of the Mortgage Loans described herein are approximate percentages by aggregate principal balance as of the Cut-off Date.

     Of the Mortgage  Loans to be  included in the  Trust Fund,       %  were
                                                                ______
originated by                                 , a            corporation;
              ________________________________    __________              ___
% by                                              ,  a           corporation;
     _____________________________________________     _________
     % by                            , a ____________________________;      %
_____     ___________________________                                  _____
by                                                a          corporation;
   ______________________________________________   ________              ___
% by                             , a ____________________________; and      %
     ____________________________                                      _____
by                                          , a ____________________________.
   _________________________________________
The originators of the Mortgage Loans are referred to herein as the "Originators".

     The Mortgage Loans not originated by the Seller were originated for sale to the Seller. All the Mortgage Loans were underwritten generally in conformity with certain guidelines provided by the Seller. See "- Underwriting Guidelines" below. Except for the Mortgage Loans originated by it, the Seller purchased the Mortgage Loans to be included in the Mortgage Pool prior to the Delivery Date from each Originator pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement"). The Depositor will acquire the Mortgage Loans to be included in the Mortgage Pool on or before the Delivery Date from the Seller. The Depositor will cause the Mortgage Loans in the Mortgage Pool to be assigned to the Trustee pursuant to
the Pooling and Servicing Agreement.                                  will be
                                      _______________________________
the ________ Servicer with respect to all the Mortgage Loans originated by
                                                                           __
                              .                       will  be  the  ________
______________________________    __________________
Servicer with respect to       of the Mortgage Loans representing    % of the
                         _____                                    ___


Mortgage Pool by aggregate principal balance as of the Cut-off Date. ________ _________ will be the Master Servicer and Special Servicer with respect to all of the Mortgage Loans and the ___________ Servicer with respect to the Mortgage Loans not serviced by ___________________________ or ________________.
Each Servicer will service the Mortgage Loans pursuant to the Pooling and Servicing Agreement.

REPRESENTATIONS AND WARRANTIES

     (Under each Mortgage Loan Purchase Agreement, _______________, as seller of the Mortgage Loans, will make certain representations, warranties and covenants. Pursuant to the terms of each Mortgage Loan Purchase Agreement, the Originator will be obligated to repurchase any Mortgage Loans
    ..........

as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant.) (In connection with the transfer of the Mortgage Loans to the Depositor, the Originator's
                                                                 ..........
representations, warranties and covenants shall be assigned to the Depositor, along with the related remedies in the event of a breach thereof. The Depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase for Mortgage Loans with deficient documentation or which are otherwise defective.) (Under the Pooling and Servicing Agreement the Depositor will make certain representations, warranties and covenants to the Trustee for the Trust Fund.) (_____________, as seller of the Mortgage Loans, is selling such Mortgage Loans without recourse and, accordingly, in such capacity, will have no obligations with respect to the certificates other than pursuant to such representations, warranties, covenants and repurchase obligations.) See "Description of the Agreements -- Representations and Warranties; Repurchases" in the Prospectus.

     (In general, (the Depositor) (each Originator) will represent and warrant as of the date of origination, among other things, that: ((i) such Mortgage Loan is not one month or more delinquent in payment of principal and interest and has not been so delinquent more than once in a twelve-month period prior to the Delivery Date and there is no payment default and no other material default under the Mortgage Loan; (ii) such Mortgage Loan is secured by a Mortgage that is a valid and subsisting first priority lien on the Mortgaged Property (or a leasehold interest therein) free and clear of any liens, claims or encumbrances, subject only to certain permitted encumbrances; (iii) such Mortgage, together with any separate security agreements, establishes a first priority security interest in favor of the Seller in all the related Mortgagor's personal property used in, and reasonably necessary to operate the Mortgaged Property, and to the extent a security interest may be created therein, the proceeds arising from the Mortgaged Property and any other collateral securing such Mortgage subject only to certain permitted encumbrances; (iv) there is an assignment of leases and rents provision creating a first priority security interest in leases and rents arising in respect of the related Mortgaged Property, subject only to certain permitted encumbrances; (v) there are no mechanics' or other similar liens affecting the Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those insured against pursuant to the applicable title insurance policy; (vi) the related Mortgagor has good and indefeasible title in fee simple or leasehold interest to, and no person has any outstanding exercisable rights of record with respect to the purchase or sale of all or a portion of, the related Mortgaged Property, except for rights of first refusal and purchase options; (vii) the Mortgaged Property is covered by a title insurance policy insuring that the Mortgage is a valid first lien, subject only to certain permitted encumbrances; (viii) no claims have been made under the related title insurance policy and such policy is in full force and effect and will provide that the insured includes the owner of the Mortgage Loan; (ix) at the time of the assignment of such Mortgage Loan to the Depositor, the Seller had good title to and was the sole owner of such Mortgage Loan free and clear of any pledge, lien or encumbrance and such assignment validly transfers ownership of such Mortgage Loan to the Depositor free and clear of any pledge, lien or encumbrance; (x) the related assignment of mortgage and related assignment of the assignment of rents and leases is legal, valid and binding and has been recorded or submitted for recording in the applicable jurisdiction; (xi) the Seller's endorsement of the related Mortgage Note constitutes the legal and binding assignment of such Mortgage Note and together with an assignment of mortgage and the assignment of the assignment of leases and rents, legally and validly conveys all right, title and interest in such Mortgage Loan and related Mortgage Loan documents; (xii) each Mortgage Loan document is a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable state law and by bankruptcy, insolvency, reorganization or other laws relating to creditors' rights and general equitable principles and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part, but the inclusion of such provisions does not render the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby; (xiii) the Seller has not modified the terms of such related Mortgage Loan and related Mortgage Loan documents have not been modified or waived in any material respect except as set forth in the Loan Sale Agreement; (xiv) such Mortgage Loan has not been satisfied, canceled, subordinated, released or rescinded and the related Mortgagor has not been released from its obligations under any Mortgage Loan document; (xv) none of the Mortgage Loan documents is subject to any right of rescission, set-off, valid counterclaim or defense; (xvi) each Mortgage Loan document complied in all material respects with all material applicable state or federal laws including usury; (xvii) the related Mortgaged Property is, in all material respects, in compliance with, and is used and occupied in accordance with applicable law; (xviii) the related Mortgaged Property is in good repair and no condemnation proceedings are pending; (xix) the environmental site assessment prepared in connection with the origination thereof reveals no known circumstances or conditions with respect to the Mortgaged Property that would constitute or result in a material violation of any environmental laws, require any expenditure material in relation to the principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any environmental laws or require substantial cleanup or remedial action or any other extraordinary action in excess of the amount escrowed for such purposes; (xx) the Mortgaged Property is covered by insurance policies providing coverage against certain losses or damage; (xxi) all amounts required to be deposited by the borrower at origination have been deposited;
(xxii) to the Seller's knowledge, all significant leases are in full force and effect, and there has been no material default by the related Mortgagor or lessee; and (xxiii) to the Seller's knowledge, there are no pending or threatened actions, suits or proceedings by or before any court or other governmental authority against or affecting the related Mortgagor under such Mortgage Loan or the Mortgaged Property which, if determined against such Mortgagor or property would materially and adversely affect the value of such property or ability of the Mortgagor to pay principal, interest and other amounts due under such Mortgage Loan.)

(CONVERTIBLE MORTGAGE LOANS

     ____% of the Mortgage Loans ("Convertible Mortgage Loans") provide that, at the option of the related Mortgagors, the adjustable interest rate on such Mortgage Loans may be converted to a fixed interest rate. The first month in which any of the Mortgage Loans may convert is ____________, and the last month in which any of the Mortgage Loans may convert is _____________. Upon conversion, the Mortgage Rate will be converted to a fixed interest rate determined in accordance with the formula set forth in the related Mortgage Note which formula is intended to result in a Mortgage Rate which is not less than the then current market interest rate (subject to applicable usury laws). After such conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization over the remaining term to scheduled maturity. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable interest rate to a fixed interest rate and prior to the conversion of any such Mortgage Loan (a "Converting Mortgage Loan"), the related Warrantying Party will be obligated to purchase the Converting Mortgage Loan at a price equal to the outstanding principal balance thereof plus accrued interest thereon net of any subservicing fees (the "Conversion Price"). In the event of a failure by a Warrantying Party to purchase a converting Mortgage Loan, the Master Servicer is required to use its best efforts to purchase such Mortgage Loan following its conversion (a "Converted Mortgage Loan") during the one-month period following the date of conversion at the Conversion Price.

     In the event that the related Warrantying Party fails to purchase a Converting Mortgage Loan and the Master Servicer does not purchase a Converted Mortgage Loan, neither the Depositor nor any of its affiliates nor any other entity is obligated to purchase or arrange for the purchase of any Converted Mortgage Loan. Any such Converted Mortgage Loan will remain in the Mortgage Pool as a fixed-rate
Mortgage Loan and will result in the Mortgage Pool's having both fixed rate and floating rate Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein.

     Following the purchase of any Converted Mortgage Loan as described above, the purchaser will be entitled to receive an assignment from the Trustee of such Mortgage Loan and the purchaser will thereafter own such Mortgage Loan free of any further obligation to the Trustee or the Certificateholders with respect thereto.)


(HYBRID RATE MORTGAGE LOANS

     __% of the Mortgage Loans are partially fixed-partially floating rate Mortgage Loans (the "Hybrid Rate Mortgage Loans").)

(THE (INDEX) (INDICES)

     As of any Payment Adjustment Date, the (Index) (Indices) applicable to the determination of the related Mortgage Rate will be a per annum rate equal to ______________, as most recently available as of the date days prior
                                                              ____
to the Payment Adjustment Date (the "Index"). Such average yields reflect the yields for the week prior to that week in which the information is reported. In the event that (the Index) (any related Index) is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.

     The Index is currently calculated based on information reported in ___________. Listed below are the weekly average yields on actively traded
______________ as reported in ____________ on the date that would have been applicable to mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from week to week as well as over longer periods and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future average yields. No assurance can be given as to the average yields on such _______________ on any Payment Adjustment Date or during the life of any Mortgage Loan.)

                               (name of Index)

Adjustment Date     199_   199_   199_   200_   200_    200_    200_
_______________     ____   ____   ____   ____   ____    ____    ____

January ( )
February ( )
March ( )
April ( )
May ( )
June ( )
July ( )
August ( )
September ( )
October ( )
November ( )
December ( )


CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     All of the Mortgage Loans have Due Dates that occur on the first day of each month. All of the Mortgage Loans are secured by first liens on fee simple or leasehold interests in the related Mortgaged Properties. As of the Cut-off Date, the Mortgage Loans had characteristics set forth below. The totals in the following tables may not add due to rounding.

                MORTGAGE INTEREST RATES AS OF THE CUT-OFF DATE

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
      Mortgage Rates             Loans           Loans              Date           of the Cut-off Date
7.2501%- 7.5000%  . . . .                                %       $                               %
7.7501%- 8.0000%  . . . .
8.0001%- 8.2500%  . . . .
8.2501%- 8.5000%  . . . .
8.5001%- 8.7500%  . . . .
8.7501%- 9.0000%  . . . .
9.0001%- 9.2500%  . . . .
9.2501%- 9.5000%  . . . .
9.5001%- 9.7500%  . . . .
9.7501%-10.0000%  . . . .
Total . . . . . . . . . .                                %       $                               %


Weighted Average Mortgage Interest Rate: ______ %


     Interest with respect to the Mortgage Loans is computed on the basis of a 360-day year consisting of twelve 30-day months.


                  PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
    Principal Balances         Mortgage        Mortgage         the Cut-off      Principal Balance as
  as of the Cut-off Date         Loans           Loans             Date           of the Cut-off Date

Under $ . . . . . . . . .                                %      $                               %
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
$   . . . . . . . . . . .
Total . . . . . . . . . .                                %       $                              %


Average Principal Balance as of the Cut-off Date:  $_________


                     ORIGINAL TERM TO MATURITY IN MONTHS

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
  Original Term in Months        Loans           Loans             Date           of the Cut-off Date
 ....................                                    %     $                                  %
 ...................
 ....................
 ....................
 ....................
Total..................                                  %    $                                     %


Weighted Average Original Term to Maturity in Months: _______



                     REMAINING TERM TO MATURITY IN MONTHS

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
 Remaining Term in Months        Loans           Loans             Date           of the Cut-off Date
 .................                                        %    $                                      %
 .................
 .................
 ................
Total...................                                 %    $                                      %


Weighted Average Remaining Term to Maturity in Months:  _______


                        MONTH AND YEAR OF ORIGINATION

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
        Month/Year               Loans           Loans             Date           of the Cut-off Date
 . . . . . . . . . . . . .                                %    $                                      %
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
Total . . . . . . . . . .                                %    $                                      %



                          YEAR OF SCHEDULED MATURITY

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
           Year                  Loans           Loans             Date           of the Cut-off Date
                                                         %    $                                      %







Total                                                    %    $                                     %



     ______________ of the Mortgage Loans, representing _______ % of the Mortgage Loans, as a percentage of the aggregate Principal Balance as of the Cut-off Date, are Balloon Mortgage Loans.

                            BALLOON MORTGAGE LOANS
                     ORIGINAL TERM TO MATURITY IN MONTHS

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
  Original Term in Months        Loans           Loans             Date           of the Cut-off Date
  . . . . . . . . . . . .                                %    $                                      %
  . . . . . . . . . . . .
  . . . . . . . . . . . .
Total . . . . . . . . . .                                %    $                                      %


Weighted Average Original Term to Maturity in Months:  _____


                            BALLOON MORTGAGE LOANS
                     REMAINING TERM TO MATURITY IN MONTHS

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
 Remaining Term in Months        Loans           Loans             Date           of the Cut-off Date
  . . . . . . . . . . . .                                %    $                                      %
  . . . . . . . . . . . .
 . . . . . . . . . . . . .
 . . . . . . . . . . . . .
Total . . . . . . . . . .                                %     $                                     %


Weighted Average Remaining Term to Maturity in Months:  _____

     The following table sets forth the range of remaining amortization terms of each Balloon Mortgage Loan. The remaining amortization term of a Balloon Mortgage Loan represents the number of months required to fully amortize the Cut-off Balance of each Balloon Mortgage Loan.

                            BALLOON MORTGAGE LOANS
                         REMAINING AMORTIZATION TERM

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
  Remaining Amortization       Mortgage        Mortgage         the Cut-off      Principal Balance as
      Term in Months             Loans           Loans             Date           of the Cut-off Date
 ...............                                          %    $                                      %
 ...............
 ...............
Total.................                                   %    $                                      %


Weighted Average Remaining Amortization Term in Months:  _____


     The following two tables set forth the range of Cut-off Date LTV Ratios and Maturity Date LTV Ratios of the Mortgage Loans. A "Cut-off Date LTV
Ratio" is a fraction, expressed as a percentage, the numerator of which is the Cut-off Date Balance of a Mortgage Loan, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. A "Maturity Date LTV Ratio" is a fraction, expressed as a percentage, the numerator of which is the principal balance of a Mortgage Loan on the related Maturity Date assuming all scheduled payments due prior thereto are made and there are no principal prepayments, and the denominator of which is the appraised value of the related Mortgaged Property as determined by an appraisal thereof obtained in connection with the origination of such Mortgage Loan. Because the value of Mortgaged Properties at the Maturity Date may be different than such appraisal value, there can be no assurance that the loan-to-value ratio for any Mortgage Loan determined at any time following origination thereof will be lower than the Cut-off Date LTV Ratio or Maturity Date LTV Ratio, notwithstanding any positive amortization of such Mortgage Loan. It is also possible that the market value of a Mortgaged Property securing a Mortgage Loan may decline between the origination thereof and the related Maturity Date.

     An appraisal of each of the Mortgaged Properties was made between ______ ____ and ________ _____. It is possible that the market value of a Mortgaged Property securing a Mortgage Loan has declined since the most recent appraisal for such Mortgaged Property. All appraisals were obtained by the related Originator in accordance with the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended ("FIRREA").

                           CUT-OFF DATE LTV RATIOS

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
       Cut-Off Date            Mortgage        Mortgage         the Cut-off      Principal Balance as
        LTV Ratios               Loans           Loans             Date           of the Cut-off Date
50% or less . . . . . . .                                %    $                                      %
50.01%-55.00% . . . . . .
55.01%-60.00% . . . . . .
60.01%-65.00% . . . . . .
65.01%-70.00% . . . . . .
70.01%-75.00% . . . . . .
75.01%-80.00% . . . . . .
Total . . . . . . . . . .                                %    $                                      %


Weighted Average Cut-off Date LTV Ratio: ______ %


                            BALLOON MORTGAGE LOAN
                           MATURITY DATE LTV RATIOS

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
       Maturity Date           Mortgage        Mortgage         the Cut-off      Principal Balance as
         LTV Ratio               Loans           Loans             Date           of the Cut-off Date
50% or less . . . . . . .                                %    $                                      %
50.01%-55.00% . . . . . .
55.01%-60.00% . . . . . .
60.01%-65.00% . . . . . .
65.01%-70.00% . . . . . .
Total . . . . . . . . . .                                %    $                                      %


Weighted Average Maturity Date LTV Ratio: _____ %


     The following table sets forth the range of partial year 199_ Debt Service Coverage Ratios for the Mortgage Loans. The "Debt Service Coverage Ratio" or "DSCR" for any Mortgage Loan for any period is the ratio of Net Operating Income produced by the related Mortgaged Property for such period covered by the operating statement for such period to the amounts of principal and interest due under such Mortgage Loan for the same period. The DSCRs for 199_ are for periods that range from _____ to _____ months. The DSCRs for 199_ and 199_ for each Mortgage Loan are set forth in Annex A hereto. The DSCRs for 199_ and 199_ are for the entire fiscal year, except for the 199_ DSCRs for ___ Mortgage Loans which are partial year DSCRs. Generally, "Net Operating Income" for a Mortgaged Property equals the operating revenues for such Mortgaged Property minus its operating expenses and replacement reserves, but without giving effect to debt service, depreciation, non-recurring capital expenditures, tenant improvements, leasing commissions and similar items. The operating statements for the Mortgaged Properties used in preparing the following table were obtained from the respective Mortgagors. The information contained therein has not been audited, and the Depositor has made no attempt to verify its accuracy. The information derived from these sources was not uniform among the Mortgage Loans. In addition, partial year operations may not necessarily be representative of full year operating results. In some instances, adjustments were made to such operating statements principally for real estate tax and insurance expenses resulting in increases or decreases in net operating income stated therein based upon the Depositor's evaluation that more appropriate information was available. In addition, obvious capital expenditures were eliminated and replacement reserve estimates were incorporated for each property based on the Seller's standard underwriting ranges considering property age and improvements. The following ranges were utilized (by property type) in estimating the replacement reserve: office, $
   to $      per net  rentable square foot; multifamily, $       to $     per
__     _____                                              _____      ___
unit; retail, $      to $     per net rentable square  foot; industrial, $
               _____     ____                                             ___
to $     per net rentable square foot; hotel,     % to     % of gross income;
    ____                                      ____     ____
self-storage, $     to $     per net rentable square foot; nursing home, $
               ____     ____                                              ___
to $     per bed; cooperative/vacation homes, $     per unit; and mobile home
    ____                                       ____
park, $     per home/pad.
       ____

                PARTIAL YEAR 199_ DEBT SERVICE COVERAGE RATIOS

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
       Debt Service            Mortgage        Mortgage         the Cut-off      Principal Balance as
      Coverage Ratio             Loans           Loans             Date           of the Cut-off Date
1.0000x or less . . . . .                                %    $                                      %
1.0001x-1.2000x . . . . .
1.2001x-1.4000x . . . . .
1.4001x-1.6000x . . . . .
1.6001x-1.8000x . . . . .
1.8001x-2.0000x . . . . .
2.0001x-2.2000x . . . . .
2.2001x-2.4000x . . . . .
over 2.4001 . . . . . . .
Total . . . . . . . . . .                                %    $                                      %


Weighted Average Debt Service Coverage Ratio: _____x


     There is ___ Mortgage Loan with a partial year 199_ DSCR below 1.00x.



     The Mortgage Loans are  secured by Mortgaged Properties  located in ____
different  states.   The  table below  sets  forth the  states  in which  the
Mortgaged Properties are located:

GEOGRAPHIC DISTRIBUTION

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
                               Mortgage        Mortgage         the Cut-off      Principal Balance as
State                            Loans           Loans             Date           of the Cut-off Date
California  . . . . . . .                                %    $                                      %
Texas . . . . . . . . . .
New York  . . . . . . . .
Florida . . . . . . . . .
Georgia . . . . . . . . .
Arizona . . . . . . . . .
Pennsylvania  . . . . . .
Illinois  . . . . . . . .
Colorado  . . . . . . . .
Michigan  . . . . . . . .
Massachusetts . . . . . .
New Jersey  . . . . . . .
North Carolina  . . . . .
Kentucky  . . . . . . . .
Minnesota . . . . . . . .
Maryland  . . . . . . . .
Nevada  . . . . . . . . .
Wisconsin . . . . . . . .
Oklahoma  . . . . . . . .
Virginia  . . . . . . . .
Louisiana . . . . . . . .
South Dakota  . . . . . .
Tennessee . . . . . . . .
South Carolina  . . . . .
Total . . . . . . . . . .                                %    $                                      %




                                PROPERTY TYPES

                                                                    Aggregate           Percent by
                                                   Percent by       Principal           Aggregate
                                     Number of      Number of     Balance as of     Principal Balance
                                     Mortgage       Mortgage       the Cut-off      as of the Cut-off
Type                                   Loans          Loans            Date                Date
Multifamily . . . . . . . . . .                              %    $                                  %
Retail-with anchor tenant (1) .
Retail-without anchor tenant
(1) . . . . . . . . . . . . . .
Hotel . . . . . . . . . . . . .
Nursing Home  . . . . . . . . .
Office  . . . . . . . . . . . .
Self Storage  . . . . . . . . .
Industrial  . . . . . . . . . .
Mobile Home Park  . . . . . . .
Cooperative/Vacation Homes  . .
Total . . . . . . . . . . . . .                              %    $                                  %


(1) For purposes of this table, the properties with an anchor tenant are as designated in Annex A. The anchor tenant, if any, is set forth in Annex A.


             YEARS SINCE THE MORTGAGED PROPERTIES WERE BUILT (1)


                                                                    Aggregate           Percent by
                                                  Percent by        Principal           Aggregate
                                 Number of        Number of       Balance as of     Principal Balance
                                 Mortgage          Mortgage        the Cut-off      as of the Cut-off
   Property Age in Years           Loans            Loans              Date                Date
 6 or less  . . . . . . .                                    %  $                                    %
 7-11 . . . . . . . . . .
12-16 . . . . . . . . . .
17-21 . . . . . . . . . .
22-26 . . . . . . . . . .
27-31 . . . . . . . . . .
Over 31 . . . . . . . . .

Total . . . . . . . . . .                                    %  $                                    %


Weighted Average Property Age in Years:  _____

(1) See Annex A for the date on which the Mortgaged Property most recently underwent some degree of capital improvements.



                      PHYSICAL OCCUPANCY PERCENTAGES (1)
         MULTIFAMILY, MOBILE HOME PARK AND COOPERATIVE/VACATION HOMES

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
         Occupancy             Mortgage        Mortgage         the Cut-off      Principal Balance as
        Percentages              Loans           Loans             Date           of the Cut-off Date
80.1%- 85.0%  . . . . . .                                %    $                                      %
85.1%- 90.0%  . . . . . .
90.1%-36.86%  . . . . . .
95.1%-100.0%  . . . . . .
Total . . . . . . . . . .                                %    $                                      %


Weighted Average Occupancy Percentage:  _____ %

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.


                      PHYSICAL OCCUPANCY PERCENTAGES (1)
                                    RETAIL

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
         Occupancy             Mortgage        Mortgage         the Cut-off      Principal Balance as
        Percentages              Loans           Loans             Date           of the Cut-off Date
70.1%- 75.0%  . . . . . .                                %    $                                      %
80.1%- 85.0%  . . . . . .
85.1%- 90.0%  . . . . . .
90.1%- 95.0%  . . . . . .
95.1%-100.0%  . . . . . .
Total . . . . . . . . . .                                %    $                                      %


Weighted Average Occupancy Percentage: _____ %

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.



                   PHYSICAL DAILY OCCUPANCY PERCENTAGES (1)
                                    HOTEL

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
         Occupancy             Mortgage        Mortgage         the Cut-off      Principal Balance as
        Percentages              Loans           Loans             Date           of the Cut-off Date
60.1%-65.0% . . . . . . .                                %    $                                      %
65.1%-70.0% . . . . . . .
70.1%-75.0% . . . . . . .
75.1%-80.0% . . . . . . .
80.1%-85.0% . . . . . . .
85.1%-90.0% . . . . . . .
90.1%-95.0% . . . . . . .

Total . . . . . . . . . .                                %    $                                      %


Weighted Average Occupancy Percentage: _____ %

(1) See Annex A for the period over which occupancy percentages were calculated for each Mortgaged Property.


                      PHYSICAL OCCUPANCY PERCENTAGES (1)
                                    OFFICE

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
         Occupancy             Mortgage        Mortgage         the Cut-off      Principal Balance as
        Percentages              Loans           Loans             Date           of the Cut-off Date
90.1%- 95.0%  . . . . . .                                %    $                                      %
95.1%-100.0%  . . . . . .
Total . . . . . . . . . .                                %    $                                      %


Weighted Average Occupancy Percentage: _____ %

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.


                        PHYSICAL OCCUPANCY PERCENTAGES
                                    OTHER

                                                                 Aggregate
                                              Percent by         Principal
                               Number of       Number of       Balance as of     Percent by Aggregate
         Occupancy             Mortgage        Mortgage         the Cut-off      Principal Balance as
        Percentages              Loans           Loans             Date           of the Cut-off Date
85.1%- 90.0%  . . . . . .                                %     $                                     %
90.1%- 95.0%  . . . . . .
95.1%-100.0%  . . . . . .
Total . . . . . . . . . .                                %     $                                     %


Weighted Average Occupancy Percentage: _____ %

(1) See Annex A for dates as of which occupancy percentages were calculated for each Mortgaged Property.

     With certain limited exceptions relating to casualty and condemnation proceeds, or other prepayments beyond the borrower's control, all of the Mortgage Loans prohibit the prepayment thereof until a date specified in the related Mortgage Note (such period, the "Lock-out Period" and the date of expiration thereof, the "Lock-out Date") and/or provide that upon any voluntary principal prepayment of a Mortgage Loan, the related Mortgagor will be required to pay a prepayment premium or yield maintenance penalty (a "Prepayment Premium"). The following table sets forth the percentage of the declining aggregate balance of all the Mortgage Loans that on February 1 of each of the years indicated will be within their related Lock-out Period and/or in which a principal prepayment must be accompanied by a Prepayment Premium.

               PREPAYMENT LOCK-OUT/PREPAYMENT PREMIUM ANALYSIS
        PERCENTAGE OF MORTGAGE LOANS BY OUTSTANDING PRINCIPAL BALANCE
               AS OF THE DATE INDICATED ASSUMING NO PREPAYMENTS

                              June    June   June   June   June    June   June   June    June    June
                     Current  1998    1999   2000   2001   2002    2003   2004   2005    2006    2007
                     _______  ____    ____   ____   ____   ____    ____   ____   ____    ____    ____
Lock-out                  %       %      %      %       %      %      %       %      %      %        %
Prepayment Premium
Yield Maintenance
(1) . . . . . . . .
7.00-7.99% (2)  . .
6.00-6.99% (2)  . .
5.00-5.99% (2)  . .
4.00-4.99% (2)  . .
3.00-3.99% (2)  . .
2.00-2.99% (2)  . .
1.00-1.99% (2)  . .
0.01-0.99% (2)  . .
No Prepayment
Premium . . . . . .
                     _______  ____    ____   ____   ____   ____    ____   ____   ____    ____    ____
Total . . . . . . .
                     _______  ____    ____   ____   ____   ____    ____   ____   ____    ____    ____


(1) The Mortgage Loans generally require the payment of a Prepayment Premium in connection with any principal prepayment, in whole or in part. Any Prepayment Premium will equal the present value, as of the date of prepayment, of the remaining Monthly Payments from such date of prepayment through the related stated maturity (including the Balloon Payment), determined by discounting such payments at a U.S. Treasury rate specified therein, minus the then outstanding balance, subject to a minimum Prepayment Premium equal to __% of the principal balance of such Mortgage Loan being prepaid.

(2)  Mortgage  Loan   requires  a  Prepayment  Premium  equal   to  indicated
     percentage of amount prepaid.

(3)  Millions of dollars.


BORROWER CONCENTRATION


RELATED BORROWERS


ESCROWS

     All of the Mortgage Loans provide for monthly escrows  to cover property
taxes  on the  Mortgaged  Properties.   Monthly  escrows  to cover  insurance
premiums on the Mortgaged Properties are also generally required.

     ________ of the Mortgage Loans, which represent _____ % of the Mortgage Loans, also require monthly escrows to cover ongoing replacements and capital repairs.

     ________ of the Mortgage Loans, which represent ______ % by principal balance of the Mortgage Loans secured by retail, industrial or office properties, also required upfront or monthly escrows for the full term or a portion of the term of the related Mortgage Loan to cover anticipated re-leasing costs, including tenant improvements and leasing commissions.

     See Annex A for additional information on the monthly escrows on the Mortgage Loans.

UNDERWRITING GUIDELINES

     All  of   the   Mortgage   Loans   were   originated  or   acquired   by
_______________, generally in accordance with the underwriting criteria described herein.

     (Description of underwriting guidelines.)

     The Mortgage Loans selected for inclusion in the Mortgage Pool from loans in the Depositor's portfolio were not so selected on any basis which would have a material adverse effect on the Certificateholders.

ADDITIONAL INFORMATION

     A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates.



                       DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates will be issued pursuant to the Pooling and Servicing Agreement and will include the following _________ classes of Offered Certificates designated as the Class __, Class __, Class __, Class __, Class __, Class __, Class __ and Class __ Certificates. In addition to the Offered Certificates, the Certificates will also include the Class __, Class __, Class __ and Class R Certificates.
Only the Offered Certificates are offered hereby. The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund consisting of: (i) a pool of (fixed rate) Mortgage Loans (including the Crown Participation as a Mortgage Loan) and all payments under and proceeds of the Mortgage Loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any Mortgaged Property acquired on behalf of the Trust Fund through foreclosure or deed in lieu of foreclosure (upon acquisition, an "REO Property"); (iii) such funds or assets as from time to time are deposited in the Collection or Certificate Accounts or any account established in connection with REO Properties (the "REO Account"); and (iv) the rights of the mortgagee under all insurance policies with respect to the Mortgage Loans. The term "Mortgage Loan" herein shall include the Crown Participation, provided, however, that any calculation based on the principal balance of one or more Mortgage Loans shall include only the percentage interest in the Crown Hotel Notes represented by the Crown Participation.

     The  Class ____, Class  ___  and Class  ___  Certificates will  evidence
approximately an initial ____ % undivided interest  in the Trust Fund.   The
Class __ Certificates will evidence approximately an initial ___ % undivided interest in the Trust Fund. The Class ___ Certificates will evidence approximately an initial _____ % undivided interest in the Trust Fund. The Class __ Certificates will evidence approximately an initial _____% undivided interest in the Trust Fund. The Class ___ Certificates will evidence approximately an initial ___ % undivided interest in the Trust Fund.

     (The  Offered Certificates  (the "DTC Registered Certificates")  will be
issued,  maintained  and   transferred  on  the  book-entry  records  of  The
Depository Trust Company ("DTC") and its Participants. The DTC Registered Certificates, other than the Class ___ Certificates, will be issued in minimum denominations of $__________ and integral multiples of $1 in excess thereof. The Class ___ Certificates will be issued in denominations of $__________ Notional Amount and integral multiples of $1 Notional Amount.)

     (The DTC Registered Certificates will be represented by one or more certificates registered in the name of the nominee of DTC. The Company has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No person acquiring an interest in the DTC Registered Certificates (a "Beneficial Owner") will be entitled to receive a certificate representing such person's interest (a "Definitive Certificate"), except as set forth below under "- Book-Entry Registration of Certain of the Senior Certificates
- Definitive Certificates." Unless and until Definitive Certificates are issued for the DTC Registered Certificates under the limited circumstances described herein, all references to actions by Certificateholders with respect to the DTC Registered Certificates shall refer to actions taken by DTC upon instructions from its Participants, and all references herein to distributions, notices, reports and statements to Certificateholders with respect to the DTC Registered Certificates shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the DTC Registered Certificates, for distribution to Beneficial Owners by DTC in accordance with DTC procedures.)

(BOOK-ENTRY REGISTRATION OF THE OFFERED CERTIFICATES

     The Offered Certificates will be initially issued to Certificateholders through the book-entry facilities of DTC, or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("Euroclear") (in Europe) if such Certificateholders are participants of such systems, or indirectly through organizations which are participants in such systems. As to any such class of Offered Certificates, the record holder of such Certificates will be DTC's nominee. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories (the
"Depositories"), which in turn will hold such positions in customers' securities accounts in Depositories' names on the books of DTC.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participating organizations ("DTC Participants," and together with the CEDEL and Euroclear participating organizations, the "Participants") and facilitates the clearance and settlement of securities transactions between Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Indirect Participants") have indirect access to DTC's clearance system.

     Because of time zone differences, the securities account of a CEDEL or Euroclear Participant (each as defined below) as a result of a transaction with a DTC Participant (other than a depositary holding on behalf of CEDEL or Euroclear) will be credited during the securities settlement processing day (which must be a business day for CEDEL or Euroclear, as the case may be) immediately following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participant or CEDEL Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a DTC Participant (other than the depository for CEDEL or Euroclear) will be received with value on the DTC settlement date, but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants or Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant Depositories; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants or Euroclear Participants may not deliver instructions directly to the Depositories.

     CEDEL, as a professional depository, holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute.

     Euroclear was created to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation (the "Clearance Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Clearance Cooperative. The Clearance Cooperative establishes policies for Euroclear on behalf of Euroclear Participants. The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

     Distributions in respect of the DTC Registered Certificates will be forwarded by the Trustee to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Indirect Participants. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of DTC Registered Certificates under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account the DTC Registered Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of Certificateholders of any class to the extent that Participants authorize such actions. None of the Depositor, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC Registered Certificates or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Beneficial Owners will not be recognized by the Trustee or the Master Servicer as Certificateholders, as such term is used in the Pooling and Servicing Agreement; provided, however, that Beneficial Owners will be permitted to request and receive information furnished to Certificateholders by the Trustee subject to receipt by the Trustee of a certification in form and substance acceptable to the Trustee stating that the person requesting such information is a Beneficial Owner. Otherwise, the Beneficial Owners will be permitted to receive information furnished to Certificateholders and to exercise the rights of Certificateholders only indirectly through DTC, its Participants and Indirect Participants.

     Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of the Offered Certificates among Participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     Definitive Certificates. Certificates initially issued in book-entry form will be issued in fully registered, certificated form to Beneficial Owners or their nominees ("Definitive Certificates"), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC. Definitive Certificates will be issued to Beneficial Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Certificates - Book-Entry Registration and Definitive Certificates."

     Upon the occurrence of an event described in the Prospectus in the seventh paragraph under "Description of the Certificates - Book-Entry Registration and Definitive Certificates," the Trustee is required to notify, through DTC, Participants who have ownership of DTC Registered Certificates as indicated on the records of DTC of the availability of Definitive Certificates for their DTC Registered Certificates. Upon surrender by DTC of the definitive certificates representing the DTC Registered Certificates and upon receipt of instructions from DTC for re-registration, the Trustee will reissue the DTC Registered Certificates as Definitive Certificates issued in the respective principal amounts owned by individual Beneficial Owners, and thereafter the Trustee and the Master Servicer will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

     For  additional  information  regarding  DTC  and  the  DTC   Registered
Certificates, see Annex C and "Description of the Certificates - Book-Entry Registration and Definitive Certificates" in the Prospectus.)

DISTRIBUTIONS

     Method, Timing and Amount. Distributions on the Certificates will be made on the 25th day of each month or, if such 25th day is not a business day, then on the next succeeding business day, commencing in _____________, 199_ (each, a "Distribution Date"). All distributions (other than the final distribution on any Certificate) will be made by the Trustee to the persons in whose names the Certificates are registered at the close of business on each Record Date, which will be the last business day of the month preceding the month in which the related Distribution Date occurs. Such distributions will be made by wire transfer in immediately available funds to the account specified by the Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder will have provided the Trustee with wiring instructions as provided in the Pooling and Servicing Agreement and is the registered holder of Certificates with an initial aggregate denomination of at least $__________ or, otherwise, by check. The final distribution on any Certificate will be made in like manner, but only upon presentment or surrender of such Certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates of such class based on their respective Percentage Interests. The "Percentage Interest" evidenced by any Certificate is equal to the initial denomination thereof as of the Delivery Date, divided by the initial Class Balance or Notional Amount, as applicable, for such class. The aggregate distribution to be made on the Certificates on any Distribution Date shall equal the Available Distribution Amount.

     The "Available Distribution Amount" for any Distribution Date is an amount equal to (a) the sum of (i) the amount on deposit in the Primary Collection Account (as defined herein) as of the close of business on the related Determination Date, which amount will include scheduled payments on the Mortgage Loans due on or prior to the related Due Date immediately preceding, and collected as of, such Determination Date (to the extent not distributed on previous Distribution Dates) and unscheduled payments and other collections on the Mortgage Loans collected during the related Remittance Period and (ii) the aggregate amount of any P&I Advances made by each Servicer in respect of such Distribution Date (not otherwise included in clause (i) above) net of (b) the portion of the amount described in clause
(a)(i) hereof that represents (i) Monthly Payments due on a Due Date subsequent to the end of the related Remittance Period, (ii) any amounts payable or reimbursable therefrom to any Servicer or the Trustee or (iii) any servicing and trustee compensation.

     Pass-Through Rate on the Certificates. The "Pass-Through Rates" on the Class _, Class __ and Class __ Certificates are fixed and are set forth on the cover hereof. The Pass-Through Rates on the Class __, Class __, Class __ and Class __ Certificates will equal the weighted average of the Remittance Rates in effect from time to time on the Mortgage Loans minus ____ %, _____%, ___%
and ________ %,  respectively.   The  Pass-Through  Rate on  the  Class ___
Certificates will be equal to the weighted average of the Remittance Rates in effect from time to time on the Mortgage Loans minus the weighted average of
the   Pass-Through   Rates   on  the   Certificates   (including   the  Other
Certificates).  The Pass-Through Rate on the Class ___
Certificates  for the initial Distribution Date will be ____ % per annum.
The "Remittance Rate" for any Mortgage Loan is equal to the excess of the Mortgage Interest Rate thereon (without giving effect to any modification or other reduction thereof following the Cut-off Date) over the sum of the applicable Servicing Fee Rate and the per annum fee payable to the Trustee. The Mortgage Interest Rate for each of the Mortgage Loans which provide for the computation of interest other than on the basis of a 360-day year consisting of twelve 30-day months (a "30/360 basis") (that is the basis on which interest on the Certificates accrues) will be adjusted to reflect that difference.

     Interest Distributions on the Certificates. Subject to the distribution of the Principal Distribution Amount to the Holders of classes of Certificates of a higher priority, as described under "Priority of Distributions" below, Holders of each class of Certificates will be entitled to receive on each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date (net of any Net Prepayment Premium) (the "Adjusted Available Distribution Amount"), distributions allocable to interest in an amount (the "Interest Distribution Amount") equal to the sum of interest accrued during the period from and including the first day of the month preceding the month of the Distribution Date (or from the Cut-off Date in the case of the initial Distribution Date) to and including the last day of the month preceding the month of the Distribution Date (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class Balance (or the Notional Amount, in the case of the Class ___ Certificates) of such class of Certificates outstanding immediately prior to such Distribution Date, at the then-applicable Pass-Through Rate (the "Interest Accrual Amount"), plus any shortfall as described in the penultimate sentence of this paragraph, less such class' pro rata share, according to the Interest Accrual Amount, of any interest shortfall not related to a Mortgagor delinquency or default, such as Prepayment Interest Shortfalls (as defined herein) and shortfalls associated with exemptions provided by the Relief Act (as defined in the Prospectus), and less (a) with respect to each class of Certificates other than the Class __ Certificates, any Collateral Value Adjustment Capitalization Amount (as defined herein) allocated to such class as described under "-Subordination" below and (b) with respect to the Class ___ Certificates, the portion of the Interest Accrual Amount therefor accrued on the portion of the related Notional Amount corresponding to any Collateral Value Adjustment or Collateral Value Adjustment Capitalization Amount allocated to the Class Balance of any class of Certificates (and not reversed) (the "Collateral Value Adjustment
Reduction Amount").  The "Notional Amount" of the Class __   Certificates
will equal the aggregate of the Class Balances of all the Certificates. The Notional Amount does not entitle the Class ____ Certificates to any distributions of principal. If the Adjusted Available Distribution Amount for any Distribution Date is less than the Interest Distribution Amount for such Distribution Date, the shortfall will be part of the Interest Distribution Amount distributable to holders of Certificates affected by such shortfall on subsequent Distribution Dates. Any such shortfall will bear interest at the related Pass-Through Rate.

     To the extent not necessary to reimburse the Master Servicer for reductions in its compensation to cover Prepayment Interest Shortfalls, in addition to the related Interest Distribution Amount, the Class __ Certificates will receive __%, and the remaining Certificates will receive __%, of any Net Prepayment Premium paid with respect to the Mortgage Loans. On each Distribution Date, the Net Prepayment Premium not payable to the Master Servicer or the holders of the Class __ Certificates will be paid the holders of the class of Certificates then outstanding with the highest principal payment priority.

     To the extent any Mortgage Loan is prepaid in full or in part between a Determination Date and the related Due Date immediately following such Determination Date, an interest shortfall may result on the second Distribution Date following such Determination Date because interest on prepayments in full or in part will only accrue to the date of payment (such shortfall, a "Prepayment Interest Shortfall"). To the extent any Mortgage Loan is prepaid in full or in part between the related Due Date and the Determination Date immediately following such Due Date, the interest on such prepayment will be included in the Available Distribution Amount for the immediately succeeding Distribution Date (the "Prepayment Interest Excess"). If a Mortgage Loan is prepaid in full or in part during any Remittance Period, any related Prepayment Interest Shortfall shall be offset to the extent of any Prepayment Interest Excess and any Prepayment Premium collected during such Remittance Period. If the Prepayment Interest Shortfall for any Remittance Period exceeds any Prepayment Interest Excess and any Prepayment Premiums collected during such period, such shortfall shall only be offset by an amount up to the portion of the Servicing Fee payable to the Master Servicer on the related Distribution Date. To the extent that any such shortfall shall have been offset by a portion of the Servicing Fee, the Master Servicer shall be entitled to any excess of the Prepayment Interest Excess and Prepayment Premiums over the Prepayment Interest Shortfall for any subsequent period.

     The "Net Prepayment Premium" with respect to any Distribution Date will equal the excess of (a) the total amount of Prepayment Premiums received during the related Remittance Period over (b) the Prepayment Interest Shortfall for any Remittance Period over the Prepayment Interest Excess for any Remittance Period.

     The Pass-Through Rates on the Certificates with weighted average Pass-Through Rates will not be affected by the deferral of interest or reduction of the Mortgage Interest Rate on any Mortgage Loan by the Special Servicer or by the occurrence of either such event in connection with any bankruptcy proceeding involving the related borrower. The amount of any resulting interest shortfall will be allocated to the Certificates, in the order described under "Subordination" below.

     Principal Distributions on the Offered Certificates. Holders of a class of Certificates will be entitled to receive on each Distribution Date in reduction of the related Class Balance in the order described herein until the related Class Balance is reduced to zero, to the extent of the balance of the Adjusted Available Distribution Amount remaining after the payment of the Interest Distribution Amount for such Distribution Date for such class of Certificates and each other class of Certificates with a higher priority for interest payments (as described under "Priority of Distributions" below), distributions in respect of principal in an amount (the "Principal Distribution Amount") equal to the aggregate of (i) all scheduled payments of principal (other than Balloon Payments) due on the Mortgage Loans on the related Due Date whether or not received and all scheduled Balloon Payments received, (ii) if the scheduled Balloon Payment is not received, with respect to any Balloon Mortgage Loans on and after the Maturity Date thereof, the principal payment that would need to be received in the related month in order to fully amortize such Balloon Mortgage Loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related Maturity Date, (iii) to the extent not previously advanced any unscheduled principal recoveries received during the related Remittance Period in respect of the Mortgage Loans, whether in the form of liquidation proceeds, insurance proceeds, condemnation proceeds or amounts received as a result of the purchase of any Mortgage Loan out of the Trust Fund and (iv) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the Certificates for the related or any prior Distribution Date, including any Prepayment Interest Excess not offset by any Prepayment
Interest Shortfall occurring during the related Remittance Period or otherwise required to reimburse the Master Servicer, as described herein, and interest distributions on the Mortgage Loans, in excess of interest distributions on the Certificates, resulting from the allocation of amounts described in this clause (iv) to principal distributions on the Certificates. The "Class Balance" for any class of Certificates on any Distribution Date will equal the initial Class Balance thereof reduced by distributions in reduction thereof and Realized Losses allocated thereto, as described under "- Subordination" below, and increased by any Collateral Value Adjustment Capitalization Amounts allocated thereto as described under "- Subordination" below. The Class _ Certificates do not have a Class Balance and are therefore not entitled to any principal distributions.


PRIORITY OF DISTRIBUTIONS

     The Adjusted Available Distribution Amount for each Distribution Date will be applied (a) first to distributions of the Interest Distribution Amounts on the classes of Certificates outstanding with the highest priority for interest payment (as described in the immediately succeeding sentence),
(b) second to distributions of the Principal Distribution Amount to the classes of Certificates then entitled to distribution of principal as described below, and (c) third, to distributions of interest on each class of Certificates other than the classes then entitled to interest distributions pursuant to clause (a), above, in the order of priority described below; provided that on any Distribution Date on which the Class Balance of the class of Certificates with the highest priority for interest payment is reduced to zero pursuant to clause (b) above, interest distributions pursuant to clause (a) above will be made to the class of Certificates outstanding with the next highest priority for interest payments prior to making further distributions of the Principal Distribution Amount pursuant to clause (b) above. The priority for interest payments for purposes of clauses (a) and
(c), above, is: first to distributions of interest on the Class __, Class __, Class ___ and Class __ Certificates, pro rata, based on their respective Interest Distribution Amounts; second, to the Class ___ Certificates; third, to the Class __ Certificates; fourth, to the Class __ Certificates; fifth, to the Class __ Certificates; and then to the Other Certificates up to their
respective  Interest  Distribution   Amounts,  all  as  described   under  "-
Distributions  - Interest  Distributions  on the  Certificates"  above.   The
Principal Distribution Amount for such Distribution Date will be applied to distributions of principal of the Class ___, Class ___, Class __, Class __, Class __ , Class ___ and Class __ Certificates, in that order, and then to distributions of principal of the Other Classes of Certificates until their respective Class Balances have been reduced to zero. After reduction of the Class Balances of all the Certificates to zero any remaining portion of the Available Distribution Amount will be distributed to the holders of the Class
__ Certificates up to an aggregate amount equal to the sum of all prior Collateral Value Adjustment Reduction Amounts allocated thereto.


OTHER CERTIFICATES

     The Class __, Class ___, Class ___ and Class R Certificates are not offered hereby. The Pass-Through Rate on each of the Class __, Class __ and Class __ Certificates will equal ___ % per annum. The Class Balances on the Class __, Class __ and Class __ Certificates will equal $ _______, $_______ and $________, respectively, and approximately $________, in the aggregate. The Class R Certificates will not have a Pass-Through Rate or a Class Balance.

SUBORDINATION

     Neither the Offered Certificates nor the Mortgage Loans are insured or guaranteed against losses suffered on the Mortgage Loans by any government agency or instrumentality or by the Depositor, the Trustee, the Master Servicer, the Special Servicer, the ________ Servicers, or any affiliate thereof.

     In addition to the payment priorities described under "- Priority of Distributions" above, certain Certificates will be subordinated to other Certificates with respect to the allocation of Realized Losses. Realized Losses on the Mortgage Loans will be allocated, first, to the Other Certificates, second, to the Class __ Certificates, third, to the Class __ Certificates, fourth, to the Class __ Certificates, fifth, to the Class __ Certificates, in each case until the related Class Balance is reduced to zero; and thereafter, pro rata, to the Class __, Class __ and Class __ Certificates. The Class Balance of a class of Certificates will be reduced by the principal portion of any Realized Losses allocated to such class.

     In addition to Realized Losses, shortfalls will also occur as a result of each Servicer's right to receive payments of interest with respect to unreimbursed advances, the Special Servicer's right to compensation with respect to Mortgage Loans which are or have been Specially Serviced Mortgage Loans and as a result of other Trust Fund expenses. Such shortfalls will be allocated as described above to the classes of Certificates with the lowest payment priority for purposes of the application of Available Distribution Amount in the order described herein.

     (Within 30 days after the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of a Mortgage Loan,
(ii) 60 days after the date on which a receiver is appointed (if such appointment remains in effect during such 60-day period) in respect of a Mortgaged Property, (iii) as soon as reasonably practical after the date on which a Mortgaged Property becomes an REO Property or (iv) the date on which a change in the payment rate, Mortgage Interest Rate, principal balance, amortization terms or Maturity Date of any Specially Serviced Mortgage Loan becomes effective, (the earliest of such dates, a "Required Appraisal Date") an appraisal will be obtained by the Special Servicer from an independent MAI appraiser at the expense of the Trust Fund (except if an appraisal has been conducted within the 12 month period preceding such event). As a result of such appraisal, a Collateral Value Adjustment may result, which Collateral Value Adjustment will be allocated, for purposes of determining distributions of interest to the Certificates, in the manner and priority described above with respect to Realized Losses. Notwithstanding the foregoing, a Collateral Value Adjustment will be zero with respect to such a Mortgage Loan if (i) the event giving rise to such Collateral Value Adjustment is the extension of the maturity of such Mortgage Loan, (ii) the payments on such Mortgage Loan were not delinquent during the twelve month period immediately preceding such extension and (iii) the payments on such Mortgage Loan are then current, provided, that if at any later date there occurs a delinquency in payment with respect to such Mortgage Loan, the Collateral Value Adjustment will be recalculated and applied as described above. In addition, in any case, upon the occurrence of any event giving rise to a subsequent Collateral Value Adjustment (including the delinquency referred to in the immediately preceding sentence) more than twelve months after an appraisal was obtained with respect to a Collateral Value Adjustment, the Special Servicer will order a new appraisal as described above, within 30 days of the occurrence of any such event giving rise to a subsequent Collateral Value Adjustment and will adjust the amount of the Collateral Value Adjustment in accordance therewith.)

     (The "Collateral Value Adjustment" for any Distribution Date with respect to any Mortgage Loan will be an amount equal to the excess of (a) the principal balance of such Mortgage Loan over (b) the excess of (i) 90% of the current appraised value of the related Mortgaged Property as determined by an independent MAI appraisal of such Mortgaged Property over (ii) the sum of (A) to the extent not previously advanced by a Servicer, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate,
(B) all unreimbursed Advances and interest thereon, (C) any unpaid Servicing and Trustee fees and (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of such Mortgaged Property (net of any amount escrowed or otherwise available for payment of the amount due on such Mortgage Loan). The excess of the principal balance of any Mortgage Loan over the related Collateral Value Adjustment is referred to herein as the "Adjusted Collateral Value." A Collateral Value Adjustment shall result in a reduction of the Interest Distribution Amount of one or more classes of Certificates and shall not be a permanent reduction of the Class Balance (or Notional Amount) of any class of Certificates prior to the occurrence of a Realized Loss.)

     A "Realized Loss," in the case  of any Mortgage Loan described in clause
(a) or clause (b) of the succeeding sentence, is equal to the sum of (a) the Stated Principal Balance of any Loss Mortgage Loan, (b) interest thereon not previously distributed to Certificateholders through the last day of the month in which such Mortgage Loan became a Loss Mortgage Loan, (c) any advances made by any Servicer which remain unreimbursed and (d) any interest accrued on such advances (see "- Advances" below) as of such time, reduced by any amounts recovered thereon as of such time and, in the case of any Mortgage Loan described in clause (c) of the succeeding sentence, is the amount determined to have been permanently forgiven as described in such clause (c). A "Loss Mortgage Loan" is any Mortgage Loan (a) which is finally liquidated, (b) with respect to which the Master Servicer or the Special Servicer has determined that an advance which has been made or would otherwise be required to be made, is not, or, if made, would not be, recoverable out of proceeds on such Mortgage Loan or (c) with respect to which a portion of the principal balance thereof has been permanently forgiven whether pursuant to a modification or a valuation resulting from a proceeding initiated under the Bankruptcy Code. The "Stated Principal Balance" of any Mortgage Loan as of any date of determination is the principal balance as of the Cut-off Date minus the sum of (i) the principal portion of each Monthly Payment due on such Mortgage Loan after the Cut-off Date, to the extent received from the Mortgagor or advanced and distributed to Certificateholders, and (ii) any unscheduled amounts of principal received with respect to such Mortgage Loans, to the extent distributed to Certificateholders.

     (The Collateral Value Adjustment will be allocated on each Distribution Date, for purposes of determining distributions in respect of interest on such Distribution Date, to the Class Balance of the most subordinate class of Certificates that would otherwise receive distributions of interest, up to an aggregate amount (net of any positive adjustments) equal to the Class Balance thereof. For so long as a more senior class of Certificates is outstanding, the amount of interest otherwise distributable on such Distribution Date to each class of Certificates to which a Collateral Value Adjustment has been allocated (to the extent not reversed) with respect to prior Distribution Dates will be reduced by interest accrued at the related Pass-Through Rate on the portion of the Class Balance of such class equal to the sum of the aggregate Collateral Value Adjustment allocated to such class for such Distribution Date and accrued and unpaid interest at the related Pass-Through Rate on such Collateral Value Adjustment
amount for prior Distribution Dates.   Such accrued and unpaid  interest (the
"Collateral Value Adjustment Capitalization Amount") will be added to the Certificate Balance of such class or classes of Certificates, and an equal
amount  will  be  included  in   the  Principal  Distribution  Amount  to  be
distributed to holders of the most senior classes of Certificates on such Distribution Date as described herein, to the extent actually paid by the
Mortgagor or received as  interest in respect of  any REO Property.   On each
Distribution  Date  on  or  after   the  allocation  of  a  Collateral  Value
Adjustment,   the  amount  of   interest  otherwise  distributable   on  such
Distribution Date to the Class
___ Certificates will be reduced by an amount equal to interest accrued on the portion of the Notional Amount thereof corresponding to the sum of any Collateral Value Adjustments and Collateral Value Adjustment Capitalization Amounts allocated to any class of Certificates for such Distribution Date or any prior Distribution Date and not previously reversed.)

     (The Special Servicer is required, within 30 days of each anniversary of the Required Appraisal Date, to order an update of the prior appraisal (the cost of which will be advanced by the Special Servicer and reimbursed thereto from the Trust Fund). The Special Servicer will determine and report to the Trustee the updated appraisal. A lower appraisal value will increase the Collateral Value Adjustment. Such increase will be allocated as described above. A higher appraised value will reverse the Collateral Value Adjustment by the amount of the reported increase. Any such reversal or reduction will reduce the accrual of the Collateral Value Adjustment Capitalization Amount and therefore reduce the amount otherwise available to make distributions of principal on the classes of Certificates senior to the class of Certificates to which such reversal is allocated. However, in neither case will the Class Balance (or Notional Amount) of the affected class or classes of Certificates be reduced by such reversal or reduction. In such event, the total Collateral Value Adjustment Capitalization Amount previously added to the related Class Balance shall be reduced in proportion to the Collateral Class Adjustment reversal.)

ADVANCES

     On the business day immediately preceding each Distribution Date, the Master Servicer will be obligated to make advances out of its own funds or funds held in the Master Collection Account (as defined herein) that are not required to be part of the Available Distribution Amount for such Distribution Date or to remit any advances made by the related ________ Servicer or the Special Servicer (each, a "P&I Advance"), in an amount equal to the excess of all Monthly Payments (net of the Servicing Fee) due over the amount actually received, subject to the limitations described herein. In addition, each Servicer will be required to advance certain property related expenses. The Servicers generally may not advance any amounts, other than P&I Advances, unless such advance is contemplated in the related Asset Strategy Report (as defined herein) for the related Mortgage Loan or such advance is for one of several purposes specified in the Pooling and Servicing Agreement as "Property Protection Expenses." All such advances will be reimbursable to the related Servicer from late payments, insurance proceeds, liquidation proceeds, condemnation proceeds or amounts paid in connection with the purchase of such Mortgage Loan or, as to any such advance that is deemed not otherwise recoverable, from any amounts required to be deposited in the Primary Collection Account or the Master Collection Account. Notwithstanding the foregoing, a Servicer will be obligated to make any such advance only to the extent that it determines in its reasonable good faith judgment that such advance, if made, would be recoverable out of net proceeds (including any amounts escrowed with respect to the related Mortgage Loan net of any reasonably anticipated expenses payable therefrom) on the related Mortgage Loan. None of the Servicers will be required to advance the full amount of any Balloon Payment not made by the related Mortgagor. To the extent a Servicer is required to make a P&I Advance on and after the Due Date for such Balloon Payment, such P&I Advance shall not exceed an amount equal to a monthly payment calculated by the Special Servicer necessary to fully amortize the related Mortgage Loan over the period used for purposes of calculating the scheduled monthly payments thereon prior to the related Maturity Date. Any failure by the Master Servicer to make an advance as required under the Pooling and Servicing Agreement will constitute an event of default thereunder, in which case the Trustee will be obligated to make any required advance, in accordance with the terms of the Pooling and Servicing Agreement.

     Each Servicer shall be entitled to interest on the aggregate amount of all advances made by such Servicer at a per annum rate equal to the prime rate reported in The Wall Street Journal. See "Risk Factors - Effect of Mortgagor Delinquencies and Defaults" herein.


            CERTAIN PREPAYMENT, MATURITY AND YIELD CONSIDERATIONS

GENERAL

     The yield to maturity on the Offered Certificates will be affected by the rate of principal payments on the Mortgage Loans including, for this purpose, prepayments, which may include amounts received by virtue of repurchase, condemnation, casualty or foreclosure. The rate of principal payments on the Offered Certificates will correspond to the rate of principal payments (including prepayments) on the related Mortgage Loans.

     Each Mortgage Loan either prohibits voluntary prepayments during a certain number of years following the origination thereof and/or allows the related Mortgagor to prepay the principal balance thereof in whole during a certain number of years following the origination if accompanied by payment of a Prepayment Premium. See Annex A hereto and the table entitled "Prepayment Lock-out/Prepayment Premium Analysis" under "Description of the Mortgage Pool - Certain Characteristics of the Mortgage Loan" herein. Any Net Prepayment Premium collected on a Mortgage Loan will be distributed to the holders of the Class ___ Certificates as described herein. See "Special Prepayment Considerations" below, "Description of the Certificates - Distributions - Interest Distributions on the Certificates" and "Certain Yield, Prepayment and Maturity Considerations" herein, and "Yield Considerations" in the Prospectus.

     The yield to maturity on each class of the Offered Certificates will depend on, among other things, the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of Mortgage Loans due to a breach of a representation and warranty) on the Mortgage Loans and the allocation thereof to reduce the Class Balance or Notional Amount of such class. The yield to maturity on each class of the Offered Certificates will also depend on the Pass-Through Rate and the purchase price for such Certificates. The yield to investors on any Class of Offered Certificates will be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Mortgage Loans, which may result from the distribution of interest only to the date of a prepayment occurring during any month following the related Determination Date (rather than a full month's interest) to the extent any such interest shortfall is not offset by Prepayment Premiums, any Prepayment Interest Excess or the portion of the Servicing Fee for such Distribution Date allocable to the Master Servicer.

     In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

     If a Mortgage Loan becomes a Specially Serviced Mortgage Loan, the Special Servicer may adopt a servicing strategy which affects the yield to maturity of one or more classes of Offered Certificates. The "Rated Final Distribution Date" for the Certificates will be _________ __, _____, which is the first Distribution Date following the second anniversary of the date at which all the Mortgage Loans have zero balances, assuming no prepayments and that the Mortgage Loans which are Balloon Loans fully amortize according to their amortization schedule and no Balloon Mortgage Payment is made.

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES

     Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the Offered Certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments and payments made pursuant to any applicable policies of insurance) on the Mortgage Loans are made. Principal payments on the Mortgage Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, partial prepayments and liquidations due to a default or other dispositions of the Mortgage Loans).

     The table of Percent of Initial Certificate Balance Outstanding for the Class __, Class __, Class __, Class _, Class _, Class _ and Class _ Certificates at the respective percentages of CPR set forth below indicates the weighted average lives of such Certificates and sets forth the percentage of the initial principal amount of such Certificates that would be outstanding after each of the dates shown at the indicated percentages of CPR. The table has been prepared on the basis of the characteristics of the Mortgage Loans set forth in Annex A and on the basis of the following assumptions: (i) the Mortgage Loans prepay at the indicated percentage of CPR when the Mortgage Loans are no longer in their respective Lock-out Periods; (ii) the maturity date of each of the Balloon Mortgage Loans is not extended and none of the related Hotel Properties are sold; (iii) distributions on the Offered Certificates are received in cash, on the 25th day of each month, commencing in ______________, 199_; (iv) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the Mortgagors of principal and interest on the Mortgage Loans occur; (v) prepayments represent payment in full of individual Mortgage Loans and are received on the respective Due Dates and include a month's interest thereon; (vi) there are no repurchases of Mortgage Loans due to breaches of any representation and warranty, or pursuant to an optional termination as described under "Description of the Pooling and Servicing Agreement - Termination" or otherwise; and (vii) the Offered Certificates are purchased on _______, 199_.

     Based on the foregoing assumptions, the table indicates the weighted average lives of the Class __, Class __, Class __, Class _, Class _, Class _ and Class _ Certificates and sets forth the percentages of the initial Class Balance of each such class of Offered Certificates that would be outstanding after the Distribution Date in February of each of the years indicated, at various percentages of CPR. Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans included in the Mortgage Pool.
Variations in the actual prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentage of initial Class Balance (and weighted average life) shown in the following table. Such variations may occur even if the average prepayment experience of all such Mortgage Loans is the same as any of the specified assumptions.


                 PERCENT OF INITIAL CLASS BALANCE OUTSTANDING
                     AT THE FOLLOWING PERCENTAGES OF CPR


                   Class __        Class __        Class __        Class __        Class __        Class __        Class __
                   ______________  ______________  ______________  ______________  ______________  ______________  ______________
Distribution Date  0%  2%  4%  6%  0%  2%  4%  6%  0%  2%  4%  6%  0%  2%  4%  6%  0%  2%  4%  6%  0%  2%  4%  6%  0%  2%  4%  6%
                   __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __  __
Initial Percentage
June 1998 .
June 1999 .
June 2000 .
June 2001 .
June 2002 .
June 2003 .
June 2004 .
June 2005 .
June 2006 .
June 2006 .
Weighted Average
Life in years (1)


(1)  The  weighted  average  life  of  a  class  of  Offered Certificates  is determined by (i) multiplying the amount of each distribution of principal by the number of years from the date of issuance to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the total principal distributions on such class of Certificates.


CLASS _ CERTIFICATES YIELD CONSIDERATIONS

     The sensitivity of the yield to maturity on the Class _ Certificates to both the timing of receipt of prepayments and the overall rate of principal prepayments and defaults on the Mortgage Loans will be offset to some extent by the payment of a portion of any Net Prepayment Premium to the Class _ Certificates entitled thereto. No such offset is available following a default on a Mortgage Loan or a reduction of the Interest Distribution Amount thereof as a result of a Collateral Value Adjustment or the allocation of any Collateral Value Adjustment Capitalization Amount to any other class of Certificates.

     The following table indicate the sensitivity of the pre-tax yield to maturity on the Class _ Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments on the Class _ Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in clauses (i) through (vii) in the second paragraph preceding the table entitled "Percent of Initial Class Balance Outstanding at the Following Percentages of CPR" under the heading "Certain Yield, Prepayment and Maturity Considerations - Weighted Average Life of the Offered Certificates" herein, including the assumptions regarding the performance of the Mortgage Loans which may differ from the actual performance thereof and assuming the aggregate purchase price and Pass-Through Rate set forth below and assuming further that the initial Notional Amount of the Class _ Certificates is as set forth herein. The yield maintenance calculations are based on the market yield on ___________, 199_ of actively traded Treasury securities of appropriate maturities. __% of any Net Prepayment Premium will be allocated to the Class _ Certificates. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

            PRE-TAX YIELD TO MATURITY OF THE CLASS __ CERTIFICATES


 Assumed Purchase Price as
 a Percentage of Notional       Assumed Pass-
          Amount               Through Rate(1)        0%           2%            4%            6%
 _________________________     _______________        __           __            __            __

          _____%                   ______%              ___%         ___%          ___%          ___%


(1) Calculated based on the weighted average of the Remittance Rates on the Mortgage Loans as of the Cut-off Date and the initial weighted average of the Pass-Through Rates of the Certificates. The Pass-Through Rate on the Class __ Certificates will be subject to adjustment on each Distribution Date.

     Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class _ Certificates would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price of the Class _ Certificates and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class _ Certificates, and thus do not reflect the return on any investment in the Class _ Certificates when, as applicable, any reinvestment rates other than the discount rates set forth in the preceding table are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class __ Certificates is likely to differ from those shown in the table, even if all of the Mortgage Loans prepay at the indicated constant percentages of CPR over any given time period or over the entire life of the Certificates.

     There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yield on the Class _ Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding table at the various constant percentages of CPR specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Class _ Certificates should fully consider the risk that an extremely rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments. In addition, holders of the Class _ Certificates generally have rights to relatively larger portions of interest payments on Mortgage Loans with higher Mortgage Interest Rates; thus, the yield on the Class _ Certificates will be materially and adversely affected to a greater extent than on the other Offered Certificates if the Mortgage Loans with higher Mortgage Interest Rates prepay faster than the Mortgage Loans with lower Mortgage Rates.

     For additional considerations relating to the yield on the Certificates, see "Yield Considerations" in the Prospectus.

Class _, Class _, Class _ and Class _ Certificates Yield Considerations

     If the Class Balances of the Other Certificates are reduced to zero, the yield to maturity on the Class _ Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof), because the entire amount of such losses will be allocated to the Class _ Certificates. The aggregate initial Class Balance of the Other Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If the Class Balances of the Other Certificates and the Class _ Certificates are reduced to zero, the yield to maturity on the Class _ Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof), because the entire amount of such losses will be allocated to the Class _ Certificates. The aggregate initial Class Balance of the Class _ and the Other Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If the Class Balances of the Other Certificates, the Class __ and the Class __ Certificates are reduced to zero, the yield to maturity on the Class __ Certificates will become extremely sensitive to losses on the Mortgage Loans (and the timing thereof), because the entire amount of such losses will be allocated to the Class __ Certificates. The aggregate initial Class Balance of the Class __, Class __ and Other Certificates is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

     The yield to maturity on the Class _ Certificates will be extremely sensitive to losses on the Mortgage Loans (and the timing thereof) because any such losses will be allocated to reduce the Class Balance of the Certificates and therefore will reduce the Notional Amount of the Class _ Certificates.

     The Special Servicer will be entitled to receive, with respect to each Specially Serviced Mortgage Loan compensation in the form of a percentage of collections and a percentage of the outstanding principal balance of any Specially Serviced Mortgage Loan which is returned to a performing status prior to the right of Certificateholders to receive distributions on the Certificates. Such compensation will result in shortfalls which will be allocated to the Certificates in the manner provided for Realized Losses. Consequently it is possible that shortfalls will be allocated to the Offered Certificates with respect to any Specially Serviced Mortgage Loan notwithstanding the fact that such Mortgage Loan is returned to a performing status. See "Servicing - Servicing and Other Compensation and Payment of Expenses" herein.

     Investors are urged to make their investment decisions based on their determinations as to anticipated rates of principal payments and Realized Losses. Investors in the Class _ Certificates and particularly the Class _, Class _ and Class _ Certificates should fully consider to risk that Realized Losses on the Mortgage Loans could result in a failure of such investors to fully recover their investments. See "Yield Considerations" in the Prospectus.


                                  SERVICING

SERVICERS

     The information set forth herein concerning the Servicers has been provided by the related Servicer. Neither the Depositor nor any other person makes any representation or warranty as to the accuracy or completeness of such information.

RESPONSIBILITIES OF MASTER SERVICER AND ________ SERVICER

     Under the Pooling and Servicing Agreement, the Master Servicer and each ________ Servicer are required to service and administer the Mortgage Loans solely on behalf of and in the best interests of and for the benefit of the Certificateholders, in accordance with the terms of the Pooling and Servicing Agreement and the Mortgage Loans and to the extent consistent with such terms, with the higher of (a) the standard of care, skill, prudence and diligence with which the Master Servicer and each ________ Servicer, respectively, service and administer mortgage loans that are held for other portfolios that are similar to the Mortgage Loans and (b) the standard of care, skill, prudence and diligence with which the Master Servicer and each Servicer, respectively, service and administer mortgage loans for their own portfolio and are similar to the Mortgage Loans, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers.


RESPONSIBILITIES OF SPECIAL SERVICER

     The servicing responsibility on a particular Mortgage Loan will be transferred to the Special Servicer upon the occurrence of certain servicing transfer events (each, a "Servicing Transfer Event"), including the following: (i) the Mortgage Loan becomes a "Defaulted Mortgage Loan" because it is more than 60 days delinquent in whole or in part in respect of any monthly payment or is delinquent in whole or in part in respect of the related Balloon Payment; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such a proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer or the ________ Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;
(v) any other default has occurred which has materially and adversely affected the value of the related Mortgaged Loan and has continued unremedied for the applicable grace period specified in the related mortgage; (vi) the related Mortgaged Property becomes an REO Property; or (vii) if for any reason, the ________ Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the mortgage. A Mortgage Loan serviced by the Special Servicer is referred to herein as a "Specially Serviced Mortgage Loan". The Special Servicer will collect certain payments on such Specially Serviced Mortgage Loans and make certain remittances to, and prepare certain reports for the Master Servicer with respect to such Mortgage Loans. The Master Servicer shall have no responsibility for the performance by the Special Servicer of its duties under the Pooling and Servicing Agreement provided that the Master Servicer continues to perform certain servicing functions on such Specially Serviced Mortgage Loans and, based on the information provided to it by the Special Servicer, prepares certain reports to the Trustee with respect to such Specially Serviced Mortgage Loans. To the extent that any Mortgage Loan, in accordance with its original terms or as modified in accordance with the Pooling and Servicing Agreement, becomes a performing Mortgage Loan for a least three consecutive months, the Special Servicer will return servicing of such Mortgage Loan to the ________ Servicer.

     Under the Pooling and Servicing Agreement the Special Servicer is required to service, administer and dispose of Specially Serviced Mortgage Loans solely in the best interests of and for the benefit of the Certificateholders, in accordance with the Pooling and Servicing Agreement and the Mortgage Loans and to the extent consistent with such terms, with the higher of (a) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of, distressed mortgage loans and related real property that are held for other portfolios that are similar to the Mortgage Loans, Mortgaged Property and REO Property and (b) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property for its own portfolio and are similar to the Mortgage Loans, Mortgage Property and REO Property, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the Mortgage Loans.

     The Special Servicer shall have full power and authority to do any and all things in connection with servicing and administering a Mortgage Loan that it may deem in its best judgment necessary or advisable, including, without limitation, to execute and deliver on behalf of the Trust Fund any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments, to reduce the related Mortgage Interest Rate, and to defer or forgive payment of interest and/or principal with respect to any Specially Serviced Mortgage Loan or any Mortgaged Property. The Special Servicer may not permit a modification of any Mortgage Loan to extend the scheduled maturity date of any Specially Serviced Mortgage Loan more than three years beyond the scheduled maturity date thereof as of the Cut-off Date without the consent of the Extension Advisor. See "- Extension Advisor" below. Notwithstanding the forgoing, the Special Servicer may not permit any such modification with respect to a Balloon

     Mortgage Loan if it results in the extension of such maturity date beyond the amortization term of such Balloon Mortgage Loan absent the related Balloon Payment. The Special Servicer will prepare a report (an "Asset Strategy Report") for each Mortgage Loan which becomes a Specially Serviced Mortgage Loan not later than thirty (30) days after the servicing of such Mortgage Loan is transferred to the Special Servicer. Each Asset Strategy Report will be delivered to each holder of a Class _, Class _ and Class __ Certificate upon request. The holders of the fewest number of classes of Certificates representing the most subordinate interests in the Trust Fund that equals at least a __% interest therein (the "Monitoring Certificateholders") will designate one Monitoring Certificateholder pursuant to the Pooling and Servicing Agreement (the "Directing Certificateholder"). Each Asset Strategy Report will be delivered to the Directing Certificateholder. The Directing Certificateholder may object to any Asset Strategy Report within 10 business days of receipt. If the Directing Certificateholder does not disapprove an Asset Strategy Report within 10 business days, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report. If the Directing Certificateholder disapproves such Asset Strategy Report and the Special Servicer has not made the affirmative determination described below, the Special Servicer will revise such Asset Strategy Report as soon as practicable. The Special Servicer will revise such Asset Strategy Report until the Directing Certificateholder fails to disapprove such revised Asset Strategy Report; provided, however, that the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report if it makes an affirmative determination that such objection is not in the best interest of all Certificateholders. In connection with making such affirmative determination, the Special Servicer may request a vote by all the Certificateholders. Any Certificateholder may request and obtain a copy of any Asset Strategy Report subject to delivery of a certificate acknowledging certain possible limitations with respect to the use of such report imposed by U.S. securities laws.

     The Directing Certificateholder  may at any time  terminate the  Special
Servicer and appoint a replacement (a "Replacement Special Servicer") to perform such duties under substantially the same terms and conditions as applicable to the Special Servicer. Such holder(s) shall designate a replacement to so serve by the delivery to the Trustee of a written notice stating such designation. The Trustee shall, promptly after receiving any such notice, so notify the Rating Agencies. If the designated replacement is acceptable to the Trustee on the basis of its financial and servicing ability, which approval may not be unreasonably withheld, the designated replacement shall become the Replacement Special Servicer as of the date the Trustee shall have received: (i) written confirmation from each Rating Agency stating that if the designated replacement were to serve as Special Servicer under the Pooling and Servicing Agreement, none of the then-current rating or ratings of all outstanding classes of the Certificates would be qualified, downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the Replacement Special Servicer, executed by the designated replacement; and (iii) an opinion of counsel to the effect that the designation of such replacement to serve as Replacement Special Servicer is in compliance with the Pooling and Servicing Agreement, that the designated replacement will be bound by the terms of the Pooling and Servicing Agreement and that the Pooling and Servicing Agreement will be enforceable against such designated replacement in accordance with its terms. The Special Servicer shall be deemed to have resigned from its duties simultaneously with such designated replacement's becoming the Replacement Special Servicer under the Pooling and Servicing Agreement. Any Replacement Special Servicer may be similarly so replaced by the Directing Certificateholder.

     Notwithstanding such replacement, the resigning Special Servicer shall be entitled to receive the Special Servicing Fee for any Mortgage Loan which became a Specially Serviced Mortgage Loan and was subsequently returned to a performing status prior to such resignation; provided that if such Mortgage Loan once again becomes a Specially Serviced Mortgage Loan, the Replacement Special Servicer shall thereafter be entitled to such fee. The Replacement Special Servicer shall be entitled to the Special Servicing Fee for all other Specially Serviced Mortgage Loans.

EXTENSION ADVISOR

     The "Extension Advisor" will be responsible for approving any proposed Mortgage Loan modification that extends the maturity date of a Mortgage Loan by more than three (3) years beyond the scheduled maturity date of such loan as of the Cut-off Date. The initial Extension Advisor, acting on behalf of the holders of the Offered Certificates, shall only grant such approvals if it shall have determined that the decision of the Special Servicer to so modify the Mortgage Loan is consistent with the Special Servicer standard set forth in the Pooling and Servicing Agreement. Any subsequent Extension Advisor may grant such approvals if  it shall  have  determined that  the  decision of  the  Special
Servicer to so modify the Mortgage Loan is in the best interest of the Holders of the Offered Certificates.

     The initial Extension Advisor will be State Street Bank and Trust Company. The responsibility of State Street Bank and Trust Company as Extension Advisor shall be carried out by the Real Estate Division of the Commercial Banking Services Area of such bank. At any time, the holders of a majority of the outstanding aggregate Certificate Principal Balance of the Offered Certificates may remove the Extension Advisor. In such event, the Trustee will so inform such Certificateholders, and a majority of Certificate Principal Balance of the holders of such Certificates shall have the right to appoint a replacement Extension Advisor.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

     The principal compensation to be paid to the Master Servicer and each respective ________ Servicer in respect of their servicing activities will be the "Servicing Fee." The Servicing Fee will be payable monthly and will accrue at the applicable "Servicing Fee Rate" and will be computed on the basis of the principal balance (after giving effect to all scheduled (whether or not received) and unscheduled payments of principal in reduction thereof) and for the same period respecting which any related interest payment on each Mortgage Loan is computed. The Servicing Fee Rate for any Mortgage Loan will be the sum of the fee payable to the Master Servicer and the fee payable to the ________ Servicer as described below. _____ will be the ________ Servicer for _____% of the Mortgage Loans by aggregate principal balance as of the Cut-off Date. _____ will receive a combined fee equal to ____% per annum as Master Servicer and ________ Servicer for _____% of such Mortgage Loans (the "Combined Servicing Mortgage Loans"). During such time as such Mortgage Loans are outstanding, _____ shall be required under the Pooling and Servicing Agreement to resign as both Master Servicer and ________ Servicer if it shall resign or be removed as Master Servicer or ________ Servicer. The fee payable to the Master Servicer with respect to the Mortgage Loans other than the Combined Servicing Mortgage Loans will equal ____% per annum. The fee payable to ___ and _____ as ________ Servicers with respect to the Mortgage Loans other than the Combined Servicing Mortgage Loans will equal ____% per annum. The fee payable to _____ as ________ Servicer of the Crown Loan will equal _____% per annum. The fee payable to ______ as ________ Servicer will equal _____% per annum.

     The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee. The Special Servicing Fee will be payable monthly only from amounts received in respect of each Specially Serviced Mortgage Loan. The Special Servicing Fee will equal ____% of all amounts collected with respect to any Specially Serviced Mortgage Loans and any Mortgage Loan which became a Specially Serviced Mortgage Loan and was subsequently returned to a performing status.

     The Pooling and Servicing Agreement will provide that the Servicers will be entitled to indemnification from the Trust Fund for any and all costs, expenses, losses, damages, claims and liabilities incurred in connection with any legal action relating to any Mortgage Loan and the Pooling and Servicing Agreement, other than any cost, expense, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of duties thereunder or by reason of reckless disregard of such obligations and duties.

CONFLICTS OF INTEREST

     The Special Servicer or its affiliates own and are in the business of acquiring assets similar to the Mortgage Loans held by the Trust Fund. To the extent that any mortgage loans owned and/or serviced by the Special Servicer or its affiliates are similar to the Mortgage Loans held by the Trust Fund, the mortgaged properties related to such mortgage loans may, depending upon certain circumstances such as the location of the mortgaged property, compete with the Mortgaged Properties related to the Mortgage Loans held by the Trust Fund for tenants, purchasers, financing and similar resources.


              DESCRIPTION OF THE POOLING AND SERVICING AGREEMENT

GENERAL

     The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of ____________, 199_ (the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer, the Special Servicer, the ________ Servicers and the Trustee. Following are summaries of certain provisions of the Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. The Trustee will provide to a prospective or actual Certificateholder without charge, upon written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to _____________________________________________________.

ASSIGNMENT OF THE MORTGAGE LOANS

     On or prior to the Delivery Date, the Seller will assign or cause to be assigned the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. On or prior to the Delivery Date, the Depositor will, as to each Mortgage Loan (other than the Crown Hotel Notes), deliver to the Trustee (or the Custodian), among other things, the following documents (collectively, as to such Mortgage Loan, the "Mortgage Loan File"): (i) the original Mortgage, and any intervening assignments thereof, in each case with evidence of recording thereon or in case such documents have not been returned by the applicable recording office, certified copies thereof; (ii) the original or, if accompanied by a "lost note" affidavit, a copy of the Mortgage Note, endorsed by the Seller, without recourse, in blank or to the order of Trustee; (iii) an assignment of the Mortgage, executed by the Seller, in blank or to the order of the Trustee, in recordable form; (iv) originals or certified copies of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the Mortgage) and any intervening assignments of each such document or instrument; (v) assignments of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the Mortgage), executed by the Seller, in blank or to the order of the Trustee; (vi) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed; and (vii) the originals or certificates of a lender's title insurance policy issued on the date of the origination of such Mortgage Loan or, with respect to each Mortgage Loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located; (viii) originals or copies of any UCC financing statements; (ix) originals or copies of any guaranties related to such Mortgage Loan; (x) originals or copies of insurance policies related to the Mortgaged Property; (xi) originals or certified copies of any environmental liabilities agreement;  (xii)  originals  or  copies of  any  escrow  agreements;  (xiii)
original or certified copies of any prior assignments of mortgage if the Originator is not the originator of record; (xiv) any collateral assignments of property management agreements and other servicing agreements; (xv) the documents specified in the Underwriting Guidelines for the due diligence investigation to be performed by or on behalf of the Originator pursuant to the Mortgage Loan Purchase Agreement; (xvi) any appraisals of the Mortgaged Property; (xvii) a physical assessment report of the Mortgaged Property; (xviii) an environmental site assessment of the Mortgaged Property; (xix) originals or certified copies of any lease subordination agreements and tenant estoppels; and (xx) any opinions of borrower's counsel. The Pooling and Servicing Agreement will require the Depositor to cause each assignment of the Mortgage described in clause (iii) above to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located. Any such assignment delivered in blank will be completed to the order of the Trustee prior to recording. The Pooling and Servicing Agreement will also require the Depositor to cause the endorsements on the Mortgage Notes delivered in blank to be completed to the order of the Trustee.

TRUSTEE

     The fee payable to the Trustee will be _____% per annum calculated on the same basis as interest on the Certificates. The Trustee will be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred by the Trustee with respect to the Pooling and Servicing Agreement or the Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence of the Trustee in the performance of its duties thereunder.

COLLECTION ACCOUNTS AND CERTIFICATE ACCOUNT

     The ________ Servicer is required to deposit all amounts received with respect to the Mortgage Loans, net of certain amounts retained by the ________ Servicer as additional servicing compensation and certain amounts to be deposited into escrow accounts, into a separate Collection Account (the "Primary Collection Account") maintained by the ________ Servicer for the Trust Fund. On the third business day preceding each Distribution Date, the ________ Servicer shall remit all amounts in the Primary Collection Account to the Master Servicer for deposit into a separate Collection Account (the "Master Collection Account") maintained by the Master Servicer for the Trust Fund. The Master Servicer is required to deposit on the business day preceding each Distribution Date all amounts received with respect to the Mortgage Loans into a separate account (the "Certificate Account") maintained with the Trustee. Interest or other income earned on funds in the Primary Collection Account or the Master Collection Account will be paid to the Servicer maintaining such account as additional servicing compensation. See "Description of the Trust Funds - Mortgage Loans" and "Description of the Agreements - Distribution Account and Other Collection Accounts" in the Prospectus. Reports to Certificateholders

     On each Distribution Date the Trustee shall furnish to each Certificateholder, to the Depositor and to each Rating Agency a statement setting forth certain information with respect to the Mortgage Loans and the Certificates required pursuant to the Pooling and Servicing Agreement and in the form of Annex B hereto. In addition, within a reasonable period of time after each calendar year, the Trustee shall furnish to each person who at any time during such calendar year was the holder of a Certificate a statement containing certain information with respect to the Certificates required pursuant to the Pooling and Servicing Agreement, aggregated for such calendar year or portion thereof during which such person was a Certificateholder. Unless and until Definitive Certificates are issued, such statements or reports will be furnished only to Cede & Co., as nominee for DTC; provided, however, that the Trustee shall furnish a copy of any such statement or report to any Beneficial Owner which requests such copy and certifies to the Trustee that it is the Beneficial Owner of a Certificate. The Trustee shall furnish a copy of any such statement or report to any person who requests it for a nominal charge. Any person may call the Master Servicer at ____________ in order to inquire as to how to obtain such statement or report. Such statement or report may be available to Beneficial Owners upon request to DTC or their respective Participant or Indirect Participants. Any Asset Strategy Report shall be delivered by the Trustee upon request to any Beneficial Owner of an Offered Certificate subject to receipt by the Trustee and the Special Servicer of evidence satisfactory to them that the request is made by a Beneficial Owner and the receipt by the Trustee of a certificate acknowledging certain limitations with respect to the use of such statement or report. See "Description of the Certificates - Reports to Certificateholders" in the Prospectus. The Directing Certificateholder shall receive all reports prepared or received by the Master Servicer or the Special Servicer. In addition, each other Certificateholder (or a Beneficial Owner, subject to the second preceding sentence) may obtain all such reports at its expense as described in the Pooling and Servicing Agreement.

VOTING RIGHTS

     At all times during the term of this Agreement, ____% of all Voting Rights shall be allocated among the classes of Certificates (other than the Class _ Certificates) in proportion to the respective Class Balances, ____% of all Voting Rights shall be allocated to the Class _ Certificates and ______% of all Voting Rights shall be allocated to the Class R Certificates. Voting Rights allocated to a class of Certificates shall be allocated among the holders of such class in proportion to the Percentage Interests evidenced by their respective Certificates.

     As described under "Description of the Certificates - Book-Entry Registration and Definitive Certificates" in the Prospectus, unless and until Definitive Certificates are issued, except as otherwise expressly provided herein, Certificate Owners may only exercise their rights as owners of Certificates indirectly through DTC or their respective Participant or Indirect Participant.

TERMINATION

     The obligations created by the Pooling and Servicing Agreement will terminate following the earliest of (i) the final payment or other liquidation of the last Mortgage Loan or REO Property subject thereto, and
(ii) the purchase of all of the assets of the Trust Fund by any of the Master Servicer, the Special Servicer, any holder of a Class R Certificate, the holders of an aggregate Percentage Interest in excess of 50% of the Most Subordinate Class of Certificates and (to the extent all of the remaining Mortgage Loans are being serviced thereby as ________ Servicer) any ________ Servicer. The "Most Subordinate Class of Certificates" at the time of determination shall be the class of Certificates to which Realized Losses would be allocated at such time as described under "Description of the Certificates - Subordination" herein. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the ____________________.

CERTIFICATE REGISTRAR SPECIFIED IN SUCH NOTICE OF TERMINATION.

     Any such purchase of all the Mortgage Loans and other assets in the Trust Fund is required to be made at a price equal to the greater of (1) the aggregate fair market value of all the Mortgage Loans and REO Properties then included in the Trust Fund, determined pursuant to the Pooling and Servicing Agreement, and (2) the aggregate Class Balance of all the Certificates plus accrued and unpaid interest thereon. Such purchase will effect early retirement of the then outstanding Certificates, but the right to effect such termination is subject to the requirement that the aggregate Stated Principal Balance of the Mortgage Loans then in the Trust Fund is less than __% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


                               USE OF PROCEEDS

     The net proceeds from the sale of the Certificates will be used by the Depositor to pay the purchase price of the Mortgage Loans.


                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates is based on the advice of Cadwalader, Wickersham & Taft, counsel to the Depositor. This summary is based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department (the "REMIC Regulations"), rulings and decisions now in effect or (with respect to regulations) proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in Offered Certificates applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

     A real estate mortgage investment conduit ("REMIC") election will be made with respect to the Trust Fund for federal income tax purposes. Upon the issuance of the Certificates, Cadwalader, Wickersham & Taft, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Offered Certificates will be treated as "regular interests" in a REMIC, and the Class R Certificate will be treated as a "residual interest" in a REMIC. For federal income tax purposes the Class _ Certificates will consist of ten components, each related to one of the other classes of Certificates constituting "regular interests."

     See  "Certain   Federal  Income  Tax  Consequences   -  REMICs"  in  the
Prospectus.

     The Class _ Certificates will, and the other classes of Offered Certificates may, be treated as having been issued with original issue discount for federal income tax reporting purposes. For purposes of computing the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes it will be assumed that there are no prepayments on the Mortgage Loans. No representation is made that the Mortgage Loans will not prepay at another rate. See "Certain Federal Income Tax Consequences - REMICs - Taxation of Owners of REMIC Regular Certificates" and "- Original Issue Discount" in the Prospectus.

     Prepayment Premiums allocated to the Certificates will be taxable to the holders of such Certificates on the date the amount of such premiums becomes fixed.

     The Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such class of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences - REMICs - Taxation of Owners of REMIC Regular Certificates" and "- Premium" in the Prospectus.

     The Offered Certificates will be treated as "real estate assets" within the meaning of Section 856(c)(6)(B) of the Code generally in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. In addition, interest (including original issue discount) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(6)(B) of the Code. Moreover, the Offered Certificates will be "obligation(s) . . . which . . . (are) principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(C) of the Code. The Offered Certificates will not be considered to represent an interest in "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code except in the proportion that the assets of the Trust Fund are represented by Mortgage Loans secured by multifamily apartment buildings. See "Certain Federal Income Tax Consequences - REMICs - Characterization of Investments in REMIC Certificates" in the Prospectus.

     For further information regarding the federal income tax consequences of investing in the Certificates, see "Certain Federal Income Tax Consequences" in the Prospectus.


                           STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.


                             ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of any Class of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

     The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption ______ (the "Exemption"), on ___________________ to _______________________, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) _________________________, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with _________________________ and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or
(b) is a manager or co-manager with respect to the Class __, Class __, Class __ or Class _ Certificates.

     The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of such Classes of Offered Certificates to be eligible for exemptive relief thereunder. First, the acquisition of such Classes of Offered Certificates by certain employee benefit plans subject to Section 4975 of the Code (each, a "Plan"), must be on terms (including the price) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by such Classes of Offered Certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust. Third, such Classes of Offered Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, Inc. Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of the Underwriter, the Depositor, the Master Servicer, the Special Servicer, each ________ Servicer and any Mortgagor with respect to Mortgage Loans constituting more than __% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of such Classes of Offered Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting such Classes of Offered Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any ________ Servicer must represent not more than reasonable compensation for such person's services under the Agreements and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     Because the Class __, Class __, Class __ and Class _ Certificates are not subordinate to any other class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of such Classes of Certificates that they be rated "___" by ___________ or "___" by _________________. A fiduciary of a
Plan contemplating purchasing any such Class of Certificates in the secondary market must make its own determination that at the time of such acquisition, any such Class of Certificates continues to satisfy the third general condition set forth above. The Depositor expects that the fourth general condition set forth above will be satisfied with respect to each of such Classes of Certificates. A fiduciary of a Plan contemplating purchasing any such Class of Certificate must make its own determination that the first, third, fifth and sixth general conditions set forth above will be satisfied with respect to any such Class of Certificate.

     The Class _, Class _, Class _ and Class _ Certificates do not satisfy the second condition described above because they are subordinated to other classes of Offered Certificates, and furthermore the Class _ and Class _ Certificates are not expected to satisfy the third condition described above.

     Before purchasing any such Class of Certificate, a fiduciary of a Plan should itself confirm (a) that such Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions.

     Purchasers using insurance company general account funds to effect such purchase should consider the availability of Prohibited Transaction Class Exemption 95-60 (60 Fed. Reg. 35925, July 12, 1995) issued by the U.S. Department of Labor.

     Any Plan fiduciary considering whether to purchase any such Class of Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.


                               LEGAL INVESTMENT

     The Class __, Class __, Class __, Class _ and Class B Certificates will be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class _, Class _ and Class _ Certificates will not be "mortgage related securities" within the meaning of SMMEA.

     In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by such regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA.

     The Depositor makes no representations as to the proper characterization of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute a legal investment or is subject to investment, capital or other restrictions.

     See "Legal Investment" in the Prospectus.


                             PLAN OF DISTRIBUTION

     Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Depositor, upon issuance, the Offered Certificates.

     The obligations of the Underwriter under the Underwriting Agreement are subject to certain conditions precedent and the Underwriter will be obligated to purchase all of the Offered Certificates if any are purchased.

     Distribution of the Offered Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the Offered Certificates will be 100% of the initial aggregate principal balance thereof as of the Cut-off Date, plus accrued interest from the Cut-off Date before deducting expenses payable by the Depositor. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts, commissions or concessions.

     The Depositor also has been advised by the Underwriter that it currently expects to make a market in the Offered Certificates; however, it has no obligation to do so, any market making may be discontinued at any time, and there can be no assurance that an active public market for the Offered Certificates will develop, or if it does develop, that it will continue.

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933.

     The  Underwriter has  agreed to  pay the  expenses  of the  Depositor in
connection   with the purchase of the  Mortgage Loans and the issuance of the
Certificates.  The Underwriter is an affiliate of the Depositor.

                                LEGAL MATTERS

     The validity of the Certificates and certain federal income tax consequences of investing in the Certificates will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York and certain legal matters will be passed upon for the Underwriter by Brown & Wood LLP, New York, New York.

                                    RATING

     It is a condition of the issuance of the Class __, Class __ and Class __ Certificates that they be rated "______" by _______ and "______" by ____________________________. It is a condition of the issuance of the Class
__ Certificates that they be rated not lower than "__" by ______ and "__" by
____________. It is a condition of the issuance of the Class __ Certificates that they be rated not lower than "_____" by _______ and "_____" by
_______________.    It  is  a condition  of  the  issuance  of  the Class __
Certificates that they be rated not lower than "___" by _____________ and "_____" by _________________.

     The ratings on mortgage pass-through certificates address the likelihood of the receipt by holders thereof of payments to which they are entitled including the receipt of all principal payments by the Rated Final Distribution Date. Such ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the certificates. Such ratings on the Offered Certificates do not, however, constitute a statement regarding frequency or likelihood of prepayments (whether voluntary or involuntary) of the Mortgage Loans, or the degree to which such prepayments might differ from those originally anticipated, or the likelihood of the collection of Prepayment Premiums, and do not address the possibility that Certificateholders might suffer a lower than anticipated yield. The rating of the Class _ Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investments due to a rapid rate of prepayments, defaults or liquidations. See "Risk Factors" herein.

     There can be no assurance as to whether any rating agency not requested to rate the Offered Certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by Fitch, Moody's or Standard & Poor's pursuant to the Depositor's request. The Depositor only requested that Fitch issue a rating with respect to the Class _ Certificates.

     The rating of the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating. A security rating does not address the frequency or likelihood of prepayments (whether voluntary or involuntary) of Mortgage Loans, or the corresponding effect on the yield to investors.

     The ratings do not address the fact that the Pass-Through Rates on the Offered Certificates, to the extent determined based on the Remittance Rates, may be affected by changes therein.



                        INDEX OF PRINCIPAL DEFINITIONS
30/360 basis  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Adjusted Available Distribution Amount  . . . . . . . . . . . . . . . . .  S-
Adjusted Collateral Value . . . . . . . . . . . . . . . . . . . . . . . .  S-
Asset Strategy Report . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Available Distribution Amount . . . . . . . . . . . . . . . . . . . . . .  S-
Balloon Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Balloon Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Beneficial Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
CEDEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
CEDEL Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
CERCLA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Class Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Clearance Cooperative . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Collateral Value Adjustment . . . . . . . . . . . . . . . . . . . . . . .  S-
Collateral Value Adjustment Capitalization Amount . . . . . . . . . . . .  S-
Collateral Value Adjustment Reduction Amount  . . . . . . . . . . . . . .  S-
Combined Servicing Mortgage Loans . . . . . . . . . . . . . . . . . . . .  S-
Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Cut-off Date LTV Ratio  . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Debt Service Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . .  S-
Defaulted Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Definitive Certificate  . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Definitive Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Depositories  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Directing Certificateholder . . . . . . . . . . . . . . . . . . . . . . .  S-
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
DSCR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
DTC Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
DTC Participants, . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
DTC Registered Certificates . . . . . . . . . . . . . . . . . . . . . . .  S-
Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
ESA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Euroclear . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Euroclear Operator  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Euroclear Participants  . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Exemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Extension Advisor . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
FIRREA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Indirect Participants . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Interest Accrual Amount . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Interest Distribution Amount  . . . . . . . . . . . . . . . . . . . . . .  S-
Loan Sale Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Lock-out Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Lock-out Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Loss Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Master Collection Account . . . . . . . . . . . . . . . . . . . . . . . .  S-
Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Maturity Date LTV Ratio . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Monitoring Certificateholders . . . . . . . . . . . . . . . . . . . . . .  S-
Monthly Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Moody's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Mortgage Loan File  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Mortgage Loan Purchase Agreement  . . . . . . . . . . . . . . . . . . . .  S-
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Mortgage Pool . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgaged Properties  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Most Subordinate Class of Certificates  . . . . . . . . . . . . . . . . .  S-
Net Operating Income  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Net Prepayment Premium  . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Notional Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Offered Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Originators . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Other Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
P&I Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
P&I Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
PAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Pass-Through Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Percentage Interest . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Pooling and Servicing Agreement . . . . . . . . . . . . . . . . . . . . .  S-
Prepayment Interest Excess  . . . . . . . . . . . . . . . . . . . . . . .  S-
Prepayment Interest Shortfall . . . . . . . . . . . . . . . . . . . . . .  S-
Prepayment Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Primary Collection Account  . . . . . . . . . . . . . . . . . . . . . . .  S-
Principal Distribution Amount . . . . . . . . . . . . . . . . . . . . . .  S-
Priority of Distributions . . . . . . . . . . . . . . . . . . . . . . . .  S-
Property Protection  Expenses.  . . . . . . . . . . . . . . . . . . . . .  S-
Rated Final Distribution Date . . . . . . . . . . . . . . . . . . . . . .  S-
Realized Loss,  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
REMIC Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Remittance Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Remittance Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
REO Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Replacement Special Servicer  . . . . . . . . . . . . . . . . . . . . . .  S-
Required Appraisal Date . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Restricted Group, . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Servicing Fee.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
SMMEA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Special Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Specially Serviced Mortgage Loan  . . . . . . . . . . . . . . . . . . . .  S-
Standard & Poor's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Stated Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . .  S-
Terms and Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
"Cede . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-


                                                                      ANNEX C

        GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the globally offered ___________________________________, Series 199_-C_ (the "Global Securities")
will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, CEDEL or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same day funds. Capitalized terms used but not defined in this Annex I have the meanings assigned to them in the Prospectus Supplement and the Prospectus.

     Secondary market trading between investors holding Global Securities through CEDEL and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary  cross-market  trading  between CEDEL  or  Euroclear  and  DTC
Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of CEDEL and Euroclear (in such capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to similar issues of pass-through certificates. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payments in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to similar issues of pass-through certificates in same-day funds.
     Trading between CEDEL and/or Euroclear Participants. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and CEDEL or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the respective Depositary, as the ease may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debit will be valued instead as of the actual settlement date.

     CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participant a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between CEDEL or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases, CEDEL or Euroclear will instruct the respective Depositary, as appropriate, to deliver the bonds to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date. Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the day trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;

     (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

     (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A Beneficial Owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such Beneficial Owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (Form W-8). Beneficial Owners of Certificates that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

     Exemption for  non-U.S. Persons with effectively connected  income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership,~ Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Beneficial Owner or his agent.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Beneficial Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

     The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.




SUBJECT TO COMPLETION, DATED APRIL 28, 1997


PROSPECTUS

Mortgage Pass-Through Certificates

(Issuable in Series)

IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORPORATION

DEPOSITOR

Information contained herein is subject to completion or amendment. A registration statement relating to these seucrities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes efffective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


The Certificates offered hereby and by Supplements to this Prospectus (the "Offered Certificates") will be offered from time to time in one or more series (each, a "Series"). Each Series of Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (with respect to any Series, the "Trust Fund") consisting of one or more segregated pools of various types of multifamily or commercial mortgage loans, or mortgage participations (the "Mortgage Loans"), mortgage pass-through certificates or other mortgage-backed securities evidencing interests in or secured by multifamily or commercial mortgage loans (collectively, the "CMBS") or a combination of Mortgage Loans and/or CMBS (with respect to any Series, collectively, the "Mortgage Assets"). If so specified in the related Prospectus Supplement, some or all of the Mortgage Loans will include assignments of the leases of the related Mortgaged Properties (as defined herein) and/or assignments of the rental payments due from the lessees under such leases (each type of assignment, a "Lease Assignment"). A significant or the sole source of payments on certain Commercial Loans (as defined herein) and, therefore, of distributions on certain Series of Certificates, will be such rent payments. If so specified in the related Prospectus Supplement, the Trust Fund for a Series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit
support,  or   any  combination   thereof  (with  respect   to  any   Series,
collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any Series, collectively, "Cash Flow Agreements"). See
"Description of the Trust Funds," "Description of the Certificates" and "Description of Credit Support."

Each Series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or floating rates; (ii) be senior or subordinate to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions; (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions;(v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of oneor more other classes of Certificates of such Series; (vi) provide for distributions of principal sequentially, based on specified paymentschedules or other methodologies; and/or
(vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. See "Description of the Certificates."

                                                       (Continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" HEREIN AND SUCH INFORMATION AS MAY BE SET FORTH UNDER THE CAPTION "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

Prior to issuance there will have been no market for the Certificates of any Series and there can be no assurance that a secondary market for any Offered Certificates will develop or that, if it does develop, it will continue. This Prospectus may not be used to consummate sales of the Offered Certificates of any Series unless accompanied by the Prospectus Supplement for such Series. Offers of the Offered Certificates may be made through one or more different methods, including offerings through underwriters as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement.

___________, 199__

     Principal and interest with respect to Certificates will be distributable monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of any Series will be made only from the assets of the related Trust Fund.

     The Certificates of each Series will not represent an obligation of or interest in the Depositor, any Master Servicer, any Special Servicer or any of their respective affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates nor any assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The Assets in each Trust Fund will be held in trust for the benefit of the holders of the related Series of Certificates pursuant to a Pooling and Servicing Agreement, or a Trust Agreement, as more fully described herein.

     The yield on each class of Certificates of a Series will be affected by, among other things, the rate of payment of principal (including prepayments, repurchase and defaults) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described under the caption "Yield Considerations" herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

     If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" for federal income tax purposes. See also "Certain Federal Income Tax Consequences" herein.

                              TABLE OF CONTENTS


                                                                         Page
                                                                         ----

PROSPECTUS SUPPLEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .   1

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .   1

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE . . . . . . . . . . . .   2

SUMMARY OF PROSPECTUS . . . . . . . . . . . . . . . . . . . . . . . . . .   4

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

DESCRIPTION OF THE TRUST FUNDS  . . . . . . . . . . . . . . . . . . . . .  24

USE OF PROCEEDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

YIELD CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .  31

THE DEPOSITOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

DESCRIPTION OF THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . .  36

DESCRIPTION OF THE AGREEMENTS . . . . . . . . . . . . . . . . . . . . . .  45

DESCRIPTION OF CREDIT SUPPORT . . . . . . . . . . . . . . . . . . . . . .  63

CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES  . . . . . . .  65

CERTAIN FEDERAL INCOME TAX CONSEQUENCES . . . . . . . . . . . . . . . . .  83

STATE TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . 111

ERISA CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . 111

LEGAL INVESTMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 114

PLAN OF DISTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . 115

LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 116

FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 116

RATING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117

INDEX OF PRINCIPAL DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . 118


     Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Certificates covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.


                            PROSPECTUS SUPPLEMENT

     As more particularly described herein, the Prospectus Supplement relating to the Offered Certificates of each Series will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the class or classes of Certificates, the payment provisions with respect to each such class and the Pass-Through Rate or method of determining the Pass-Through Rate with respect to each such class; (ii) the aggregate principal amount and distribution dates relating to such Series and, if applicable, the initial and final scheduled distribution dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any Series, the "Trust Assets"); (iv) the circumstances, if any, under which the Trust Fund may be subject to early termination; (v) additional information with respect to the method of distribution of such Certificates; (vi) whether one or more REMIC elections will be made and designation of the regular interests and residual interests;
(vii) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (viii) information as to any Master Servicer, any Special Servicer (or provision for the appointment thereof) and the Trustee, as applicable; (ix) information as to the nature and extent of subordination with respect to any class of Certificates that is subordinate in right of payment to any other class; and (x) whether such Certificates will be initially issued in definitive or book-entry form.


                            AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to each Series of Certificates contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W, Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West
Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including Imperial Credit Commercial Mortgage Acceptance Corporation, that file electronically with the Commission.

     To the extent described in the related Prospectus Supplement, some or all of the Mortgage Loans may be secured by an assignment of the lessors' (i.e., the related Mortgagors') rights in one or more leases (each, a "Lease") on the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, no Series of Certificates will represent interests in or obligations of any lessee (each, a "Lessee") under a Lease. If indicated, however, in the Prospectus Supplement for a given Series, a significant or the sole source of payments on the Mortgage Loans in such Series, and, therefore, of distributions on such Certificates, will be rental payments due from specified Lessees under the Leases, under such circumstances, prospective investors in the related Series of Certificates may wish to consider publicly available information, if any, concerning the Lessees. Reference should be made to the related Prospectus Supplement for information concerning the Lessees and whether any such Lessees are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

     A Master Servicer or the Trustee will be required to mail to holders of Definitive Certificates (as defined herein) of each Series periodic unaudited reports concerning the related Trust Fund. Unless and until Definitive Certificates are issued, or unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Offered Certificates, pursuant to the applicable Agreement. Such reports may be available to Beneficial Owners (as defined herein) in the Certificates upon request to their respective DTC Participants or Indirect Participants (as defined herein). See "Description of the Certificates-Reports to Certificateholders" and "Description of the Agreements-Evidence as to Compliance."

     The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, for so long as such reports are required to be filed. Because of the limited number of Certificateholders expected for each series, the Depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related Trust Fund.


              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such classes of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to Imperial Credit Commercial Mortgage Acceptance Corporation, 23550 Hawthorne Boulevard, Building One, Torrance, CA 90505, Attention: Secretary. The Depositor has determined that its financial statements are not material to the offering of any Offered Certificates.

                            SUMMARY OF PROSPECTUS

     The following summary of certain pertinent information is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such Series. An Index of Principal Definitions is included at the end of this Prospectus.

Title of Certificates         Mortgage Pass-Through Certificates, issuable in
                              Series (the "Certificates").

Depositor      Imperial Credit Commercial Mortgage Acceptance Corporation, an
               indirect wholly-owned subsidiary of Southern Pacific  Thrift &
               Loan Association. See "The Depositor."

Master Servicer          The master servicer (the "Master Servicer"), if any,
                         for each  Series of  Certificates, which  may be  an
                         affiliate of  the Depositor,  will be  named in  the
                         related Prospectus  Supplement. See  "Description of
                         the   Agreements-Collection   and   Other  Servicing
                         Procedures."

Special Servicer         The  special servicer  (the "Special  Servicer"), if
                         any, for each Series of Certificates, which may be an affiliate of the Depositor, will be named, or the circumstances in accordance with which a Special
                         Servicer will be appointed will be described, in the related Prospectus Supplement. See "Description of the Agreements-Special Servicers."

Trustee The trustee (the "Trustee") for each Series of Certificates will be named in the related Prospectus Supplement. See "Description of the Agreements-The Trustee."

The Trust Assets         Each Series of  Certificates will  represent in  the
                         aggregate the entire beneficial ownership interest in a Trust Fund consisting primarily of:

(a) Mortgage Assets      The Mortgage Assets  with respect to each  Series of
                         Certificates will  consist of a  pool of multifamily
                         and/or  commercial   mortgage  loans   and  mortgage
                         participations (collectively, the  "Mortgage Loans")
                         and  mortgage  pass-through  certificates  or  other
                         mortgage-backed securities  evidencing interests  in
                         or  secured  by  Mortgage Loans  (collectively,  the
                         "CMBS") or a combination of Mortgage Loans and CMBS.
                         The Mortgage Loans will not be guaranteed or insured
                         by the Depositor  or  any  of  its  affiliates  or,
          unless otherwise provided in the Prospectus Supplement, by any governmental agency or instrumentality or other person. The CMBS may be guaranteed or insured by an affiliate of the Depositor, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage
          Association, or any  other person specified   in   the
          related   Prospectus   Supplement.   As  more
          specifically described herein, the Mortgage Loans will be secured by first or junior liens on, or security interests in, properties consisting of (i) residential properties consisting of five or more rental or cooperatively owned dwelling units (the "Multifamily Properties") or (ii) office buildings, retail centers, hotels or motels, nursing homes, congregate care facilities, industrial properties, mini-warehouse facilities or self-storage facilities, mobile home parks, mixed use or other types of commercial properties (the "Commercial Properties"). The term "Mortgaged Properties" shall refer to Multifamily Properties or Commercial Properties, or both.

          To the extent described in the related Prospectus Supplement, some or all of the Mortgage Loans may also be secured by an assignment of one or more leases (each, a "Lease") of one or more lessees
          (each, a "Lessee") of all or a portion of the related Mortgaged Properties. Unless otherwise specified in the related Prospectus Supplement, a significant or the sole source of payments on certain Commercial Loans (as defined herein) will be the rental payments due under specified Leases. In certain circumstances, with respect to Commercial Properties, the material terms and conditions of the related Leases may be set forth in the related Prospectus Supplement. See "Description of the Trust Funds-Mortgage Loans-Leases" and "Risk Factors-Limited Assets" herein.

          The Mortgaged Properties may be located in or outside the United States. All Mortgage Loans will have been originated by persons other than the Depositor, and all Mortgage Assets will have been purchased or otherwise acquired, either directly or indirectly, by the Depositor on or before the date of initial issuance of the related Series of Certificates. The related Prospectus Supplement will indicate if any such persons are affiliates of the Depositor.

          Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Interest Rate") that is fixed over its term or that adjusts from time to time, or is partially fixed and partially floating or that may be converted from a floating to a fixed Mortgage Interest Rate, or from a fixed to a floating Mortgage Interest Rate, from time to time at the Mortgagor's election, in each case as described in the related Prospectus Supplement. The floating Mortgage Interest Rates on the Mortgage Loans in a Trust Fund may be based on one or more indices. Each Mortgage Loan may provide for scheduled payments to maturity, payments that adjust from time to time to accommodate changes in the Mortgage Interest Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may contain prohibitions on prepayment or require payment of a premium or a yield maintenance penalty in connection with a prepayment, in each case as described in the related Prospectus Supplement. The Mortgage Loans may provide for payments of principal, interest or both, on due dates that occur monthly, quarterly, semi-annually or at such other interval as is specified in the related Prospectus Supplement. See "Description of the Trust Funds-Assets."

(b) Collection Accounts       Each  Trust  Fund  will  include  one  or  more
                              accounts established  and maintained  on behalf
                              of the Certificateholders into which the person
                              or persons designated in the related Prospectus
                              Supplement will, to the extent described herein
                              and in such Prospectus  Supplement, deposit all
                              payments and  collections received  or advanced
                              with respect  to the Mortgage Assets  and other
                              assets in the  Trust Fund. Such an  account may
                              be  maintained  as  an interest  bearing  or  a
                              non-interest  bearing account,  and funds  held
                              therein  may be  held as  cash  or invested  in
                              certain     short-term,    investment     grade
                              obligations, in each case as described in the related Prospectus Supplement. See "Description of the Agreements- Distribution Account and Other Collection Accounts."

(c) Credit Support       If so provided in the related Prospectus Supplement,
                         partial or full  protection against certain defaults
                         and losses  on the  Mortgage Assets  in the  related
                         Trust Fund may be provided to one or more classes of
                         Certificates  of the related  Series in the  form of
                         subordination  of  one  or  more  other  classes  of
                         Certificates of such Series, which other classes may
                         include one or more classes of Offered Certificates,
                         or  by one  or more other  types of  credit support,
                         such  as  a  letter  of  credit,  insurance  policy,
                         guarantee,  reserve fund  or another type  of credit
                         support, or a combination thereof (any such coverage
                         with  respect  to  the Certificates  of  any Series,
                         "Credit Support"). The amount and types of coverage,
                         the  identification  of  the  entity  providing  the
                         coverage  (if  applicable) and  related  information
                         with respect to each type of Credit Support, if any,
                         will be described in the Prospectus Supplement for a
                         Series  of Certificates.  The Prospectus  Supplement
                         for  any   Series  of  Certificates   evidencing  an
                         interest in a Trust Fund that includes CMBS will describe any similar forms of credit support that are provided by or with respect to, or are included as part of the trust fund evidenced by or providing security for, such CMBS. See "Risk Factors-Credit
                         Support  Limitations"  and  "Description  of  Credit
                         Support."

(d) Cash Flow Agreements      If  so  provided   in  the  related  Prospectus
                              Supplement,   the   Trust  Fund   may   include
                              guaranteed  investment  contracts  pursuant  to
                              which  moneys held  in the  funds and  accounts
                              established  for  the  related  Series will  be
                              invested at  a specified  rate. The  Trust Fund
                              may also include certain other agreements, such
                              as interest rate  exchange agreements, interest
                              rate cap or floor agreements, currency exchange
                              agreements  or similar  agreements provided  to
                              reduce the effects of interest rate or currency
                              exchange  rate  fluctuations  on  the  Mortgage
                              Assets of one or  more classes of Certificates.
                              The  principal  terms  of  any such  guaranteed
                              investment  contract  or other  agreement  (any
                              such  agreement,  a   "Cash  Flow  Agreement"),
                              including,   without   limitation,   provisions
                              relating to  the timing,  manner and  amount of
                              payments thereunder and  provisions relating to
                              the termination thereof,  will be described  in
                              the  Prospectus  Supplement   for  the  related
                              Series.  In  addition, the  related  Prospectus
                              Supplement will provide certain information with respect to the obligor under any such Cash
                              Flow Agreement. The Prospectus
          Supplement for any Series of Certificates evidencing an interest in a Trust Fund that includes CMBS will describe any cash flow agreements that are included as part of the trust fund evidenced by or providing security for such CMBS. See "Description of the Trust Funds-Cash Flow Agreements."

Description of Certificates        Each Series of  Certificates evidencing an
                                   interest  in  a Trust  Fund  that includes
                                   Mortgage Loans as part of  its assets will
                                   be  issued  pursuant   to  a  pooling  and
                                   servicing  agreement, and  each Series  of
                                   Certificates evidencing  an interest  in a
                                   Trust Fund that  does not include Mortgage
                                   Loans will  be issued pursuant to  a trust
                                   agreement.  The  Mortgage Loans  shall  be
                                   serviced   pursuant  to   a  pooling   and
                                   servicing  agreement.  Pooling  and  trust
                                   agreements are  referred to herein  as the
                                   "Agreements." Each Series  of Certificates
                                   will  include  one or  more  classes. Each
                                   Series  of  Certificates   (including  any
                                   class or  classes of Certificates  of such
                                   Series not offered  hereby) will represent
                                   in  the  aggregate the  entire  beneficial
                                   ownership interest in the Trust Fund. Each
                                   class of Certificates  (other than certain
                                   Stripped Interest Certificates, as defined
                                   below) will have a stated principal amount
                                   (a "Certificate Balance")  and (other than
                                   certain  Stripped Principal  Certificates,
                                   as  defined below),  will accrue  interest
                                   thereon  based  on  a  fixed, variable  or
                                   floating  interest  rate  (a "Pass-Through
                                   Rate"). The related  Prospectus Supplement
                                   will specify  the Certificate  Balance, if
                                   any, and  the Pass-Through  Rate, if  any,
                                   for each class of Certificates or, in  the
                                   case   of    a   variable    or   floating
                                   Pass-Through   Rate,   the    method   for
                                   determining the Pass-Through Rate.

Distributions on Certificates      Each Series  of Certificates  will consist
                                   of  one or  more  classes of  Certificates
                                   that may  (i) provide for  the accrual  of
                                   interest thereon based  on fixed, variable
                                   or   floating   rates;  (ii)   be   senior
                                   (collectively,  "Senior  Certificates") or
                                   subordinate   (collectively,  "Subordinate
                                   Certificates")  to   one  or   more  other
                                   classes  of  Certificates  in  respect  of
                                   certain distributions on the Certificates;
                                   (iii)    be    entitled    to    principal
                                   distributions,   with   disproportionately
                                   low, nominal or  no interest distributions
                                   (collectively,     "Stripped     Principal
                                   Certificates");   (iv)   be   entitled  to
                                   interest        distributions,        with
                                   disproportionately  low,  nominal   or  no
                                   principal   distributions   (collectively,
                                   "Stripped  Interest   Certificates");  (v)
                                   provide for distributions of accrued
          interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such Series (collectively, "Accrual Certificates"); (vi) provide for distributions of principal sequentially, based on specified payment schedules or other methodologies; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, including a Stripped Principal Certificate component and a Stripped Interest Certificate component, to the extent of available funds, in each case as described in the related Prospectus Supplement. With respect to Certificates with two or more components, references herein to Certificate Balance, notional amount and Pass-Through Rate refer to the principal balance, if any, notional amount, if any, and the Pass-Through Rate, if any, for any such component.

          The Certificates will not be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. See "Risk Factors-Limited Assets" and "Description of the Certificates."

(a) Interest        Interest  on each  class  of Offered  Certificates (other
                    than Stripped Principal Certificates and certain  classes
                    of  Stripped Interest  Certificates) of each  Series will
                    accrue  at  the  applicable  Pass-Through   Rate  on  the
                    outstanding  Certificate  Balance  thereof  and  will  be
                    distributed  to  Certificateholders  as provided  in  the
                    related  Prospectus  Supplement  (each  of the  specified
                    dates   on  which  distributions   are  to  be   made,  a
                    "Distribution  Date").  Distributions   with  respect  to
                    interest on Stripped Interest Certificates may be made on
                    each Distribution Date on the  basis of a notional amount
                    as  described  in   the  related  Prospectus  Supplement.
                    Distributions of  interest with  respect to  one or  more
                    classes of Certificates may  be reduced to the extent  of
                    certain   delinquencies,   losses,   prepayment  interest
                    shortfalls, and other contingencies  described herein and
                    in the related Prospectus Supplement. Stripped  Principal
                    Certificates with  no stated Pass-Through  Rate will  not
                    accrue  interest.  See  "Risk   Factors-Average  Life  of
                    Certificates;      Prepayments;      Yields,"      "Yield
                    Considerations" and "Description of the Certificates-
                    Distributions of Interest on the Certificates."

(b) Principal       The  Certificates of each  Series initially will  have an
                    aggregate  Certificate   Balance  no  greater   than  the
                    outstanding principal balance  of the Mortgage Assets  as
                    of,  unless the  related  Prospectus Supplement  provides
                    otherwise, the close of business  on the first day of the
                    month  of  formation  of  the  related  Trust  Fund  (the
                    "Cut-off Date"), after application of scheduled  payments
                    due on or before such  date, whether or not received. The
                    Certificate  Balance  of a  Certificate  outstanding from
                    time  to  time  represents the  maximum  amount  that the
                    holder  thereof is then entitled to receive in respect of
                    principal  from future  cash flow  on the  assets  in the
                    related  Trust Fund.  Unless  otherwise  provided in  the
                    related Prospectus Supplement, distributions of principal
                    will be  made on each  Distribution Date to the  class or
                    classes  of  Certificates  entitled  thereto  until   the
                    Certificate  Balances  of  such  Certificates  have  been
                    reduced  to  zero.  Unless  otherwise  specified  in  the
                    related Prospectus Supplement, distributions of principal
                    of any class of  Certificates will be made on a  pro rata
                    basis among all  of the Certificates of such  class or by
                    random selection, as described  in the related Prospectus
                    Supplement  or  otherwise   established  by  the  related
                    Trustee.   Stripped   Interest   Certificates   with   no
                    Certificate  Balance will  not  receive distributions  in
                    respect   of   principal.   See   "Description   of   the
                    Certificates-Distributions    of    Principal    of   the
                    Certificates."

Advances       Unless   otherwise   provided   in   the  related   Prospectus
               Supplement, the Master Servicer or the Special Servicer (each, a "Servicer")  will  be obligated  as  part of  its  servicing responsibilities to  make  certain advances  with  respect  to delinquent scheduled payments on the Whole Loans in such Trust
               Fund which  it deems  recoverable. Any  such advances  will be made under and subject to any determinations or conditions set forth  in  the  related  Prospectus  Supplement.  Neither  the
               Depositor   nor  any   of  its   affiliates   will  have   any
               responsibility  to  make  such advances.  Advances  made  by a
               Servicer are reimbursable generally from subsequent recoveries in respect  of such  Whole Loans and  otherwise to  the extent described  herein and in the related Prospectus Supplement. If and to  the extent provided  in the Prospectus  Supplement for any "Series," each Servicer will be entitled  to receive
               interest on its  outstanding advances, payable  from amounts in the  related Trust  Fund.  The Prospectus Supplement for any Series of Certificates evidencing an interest in
          a Trust Fund that includes CMBS will describe any corresponding advancing obligation of any person in connection with such CMBS. See "Description of the Certificates-Advances in Respect of Delinquencies."

Termination         If so specified  in the related Prospectus  Supplement, a
                    Series of Certificates  may be subject to  optional early
                    termination through the repurchase of the Mortgage Assets
                    in the related Trust Fund by the party specified therein,
                    under  the  circumstances  and in  the  manner  set forth
                    therein.  If  so  provided   in  the  related  Prospectus
                    Supplement, upon the reduction of the Certificate Balance
                    of a  specified  class or  classes of  Certificates by  a
                    specified  percentage or  amount or on  and after  a date
                    specified  in  such  Prospectus  Supplement,  the   party
                    specified therein will  solicit bids for the  purchase of
                    all  of the Mortgage  Assets of the  Trust Fund, or  of a
                    sufficient portion of such Mortgage Assets to retire such
                    class or classes,  or purchase such Mortgage Assets  at a
                    price  set forth in the related Prospectus Supplement. In
                    addition,  if  so  provided  in  the  related  Prospectus
                    Supplement,  certain  classes   of  Certificates  may  be
                    purchased subject to similar conditions. See "Description of the Certificates-Termination."

Registration of Certificates       If so provided  in the related  Prospectus
                                   Supplement,  one or  more  classes of  the
                                   Offered  Certificates  will  initially  be
                                   represented  by one  or more  Certificates
                                   registered in the  name of Cede &  Co., as
                                   the nominee of DTC. No person acquiring an
                                   interest   in   Offered   Certificates  so
                                   registered will  be entitled to  receive a
                                   definitive  certificate representing  such
                                   person's interest except in the event that
                                   definitive certificates  are issued  under
                                   the   limited    circumstances   described
                                   herein.   See   "Risk   Factors-Book-Entry
                                   Registration"  and  "Description   of  the
                                   Certificates-Book-Entry  Registration  and
                                   Definitive Certificates."

Tax Status of the Certificates          The Certificates of  each Series will
                                        constitute   either   (i)    "regular
                                        interests"       ("REMIC      Regular
                                        Certificates")      or      "residual
                                        interests"      ("REMIC      Residual
                                        Certificates")   in   a   Trust  Fund
                                        treated  as  a real  estate  mortgage
                                        investment  conduit  ("REMIC")  under
                                        Sections  860A  through 860G  of  the
                                        Code, or (ii) interests ("Grantor
          Trust Certificates") in a Trust Fund treated as a grantor trust under applicable provisions of the Code.

          The Certificates will be treated as (i) "loans" within the meaning of the assets described in section 7701(a)(19)(C) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) "real estate assets" within the meaning of section 856(c)(5)(A) of the Code, in each case to the extent described herein and in the Prospectus. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

(a) REMIC      REMIC Regular Certificates  generally will be treated  as debt obligations of  the applicable  REMIC for  federal income  tax purposes.  Certain REMIC  Regular  Certificates may  be issued with  original issue discount for federal income tax purposes.
               See   "Certain  Federal   Income  Tax  Consequences"   in  the
               Prospectus Supplement.

(b) Grantor Trust        If  no  election is  made  to treat  the  Trust Fund
                         relating to a Series of Certificates as a REMIC, the Trust Fund will be classified as a grantor trust and not as an association taxable as a corporation for federal income tax purposes, and therefore holders of Certificates will be treated as the owners of undivided pro rata interest in the Mortgage Pool or pool of securities and any other assets held by the Trust Fund.

          Investors are advised to consult their tax advisors and to review "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.


ERISA Considerations          A  fiduciary  of  any   employee  benefit  plan
                              subject to  Title I of  the Employee Retirement
                              Income  Security   Act  of  1974,   as  amended
                              ("ERISA"), or Section 4975 of the Code should carefully review with its own legal advisors whether the purchase or holding of Certificates could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Code. See "ERISA Considerations."

Legal Investment         The  related  Prospectus   Supplement  will  specify
                         whether  the  Offered Certificates  will  constitute
                         "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
                         Investors whose investment authority is subject to legal
          restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" herein and in the related Prospectus Supplement.

Rating At the date of issuance, as to each Series, each class of Offered Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating agencies (each, a "Rating Agency"). See "Rating" herein and in the related Prospectus Supplement.

          A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

                                 RISK FACTORS

     Investors should consider, in connection with the purchase of Offered Certificates, among other things, the following factors and certain other factors as may be set forth in "Risk Factors" in the related Prospectus Supplement.

LIMITED LIQUIDITY

     There can be no assurance that a secondary market for the Certificates of any Series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue while Certificates of such Series remain outstanding. Any such secondary market may provide less liquidity to investors than any comparable market for securities evidencing interests in single family mortgage loans. The market value of Certificates will fluctuate with changes in prevailing rates of interest. Consequently, sale of Certificates by a holder in any secondary market that may develop may be at a discount from 100% of their original principal balance or from their purchase price. Furthermore, secondary market purchasers may look only hereto, to the related Prospectus Supplement and to the reports to Certificateholders delivered pursuant to the related Agreement as described herein under the heading "Description of the Certificates-Reports to Certificateholders," "-Book-Entry Registration and Definitive Certificates" and "Description of the Agreements-Evidence as to Compliance" for information concerning the Certificates. Except to the extent described herein and in the related Prospectus Supplement, Certificateholders will have no redemption rights and the Certificates are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates-Termination."

LIMITED ASSETS

     The Certificates will not represent an interest in or obligation of the Depositor, any Servicer, or any of their affiliates. The only obligations with respect to the Certificates or the Mortgage Assets will be the obligations (if any) of the Depositor (or, if otherwise provided in the related Prospectus Supplement, the person identified therein as the person making certain representations and warranties with respect to the Mortgage Loans, as applicable, the "Warrantying Party") pursuant to certain limited representations and warranties made with respect to the Mortgage Loans. Since certain representations and warranties with respect to the Mortgage Assets may have been made and/or assigned in connection with transfers of such Mortgage Assets prior to the Closing Date, the rights of the Trustee and the Certificateholders with respect to such representations or warranties will be limited to their rights as an assignee thereof. Unless otherwise specified in the related Prospectus Supplement, none of the Depositor, any Servicer or any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity. Unless otherwise specified in the related Prospectus Supplement, neither the Certificates nor the underlying Mortgage Assets will be guaranteed or insured by any governmental agency or instrumentality, or by the Depositor, any Servicer or any of their affiliates. Proceeds of the assets included in the related Trust Fund for each Series of Certificates (including the Mortgage Assets and any form of credit enhancement) will be the sole source of payments on the Certificates, and there will be no recourse to the Depositor or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

     Unless   otherwise  specified  in   the  related  Prospectus  Supplement
Certificateholders of a Series will not have any claim against or security interest in the Trust Funds for any other Series. If the related Trust Fund is insufficient to make payments on such Certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the Distribution Account, the Collection Account and REO Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions, as described in the related Prospectus Supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the Certificates. If so provided in the Prospectus Supplement for a Series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Trust Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates, and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

PREPAYMENTS AND EFFECT ON AVERAGE LIFE OF CERTIFICATES AND YIELDS

     Prepayments (including those caused by defaults) on the Mortgage Assets in any Trust Fund generally will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Assets were made as scheduled. Thus, the prepayment experience on the Mortgage Assets may affect the average life of each class of related Certificates. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. There can be no assurance as to the rate of prepayment on the Mortgage Assets in any Trust Fund or that the rate of payments will conform to any model described herein or in any Prospectus Supplement. If prevailing interest rates fall significantly below the interest rates on the applicable Mortgage Assets, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the Mortgage Loans underlying or comprising the Mortgage Assets in any Trust Fund. As a result, the actual maturity of any class of Certificates could occur significantly earlier than expected. A Series of Certificates may include one or more classes of Certificates with priorities of payment and, as a result, yields on other classes of Certificates, including classes of Offered Certificates, of such Series may be more sensitive to prepayments on Mortgage Assets. A Series of Certificates may include one or more classes offered at a significant premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on Mortgage Assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might, in some prepayment scenarios, fail to recoup its original investment. A Series of Certificates may include one or more classes of Certificates, including classes of Offered Certificates, that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates and, as a result, yields on such Certificates will be sensitive to (a) the provisions of such Accrual Certificates relating to the timing of distributions of interest thereon and (b) if such Accrual Certificates accrue interest at a variable or floating Pass-Through Rate, changes in such rate. See "Yield Considerations" herein and,if applicable, in the related Prospectus Supplement.

LIMITED NATURE OF RATINGS

     Any rating assigned by a Rating Agency to a class of Certificates will reflect such Rating Agency's assessment solely of the likelihood that holders of Certificates of such class will receive payments to which such Certificateholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related Mortgage Assets will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Certificates. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each Prospectus Supplement will identify any payment to which holders of Offered Certificates of the related Series are entitled that is not covered by the applicable rating.

     The amount, type and nature of credit support, if any, established with respect to a Series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit support required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Mortgage Assets. No assurance can be given that values of any Mortgaged Properties have remained or will remain at their levels on the respective dates of origination of the related Mortgage Loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on the Mortgaged Properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans underlying or comprising the Mortgage Assets in a particular Trust Fund and any secondary financing on the related Mortgaged Properties become equal to or greater than the value of the Mortgaged Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by the Credit Support, if any, described in the related Prospectus Supplement, such losses will be borne, at least in part, by the holders of one or more classes of the Certificates of the related Series. See "Description of Credit Support" and "Rating".

RISKS ASSOCIATED WITH MORTGAGE LOANS AND MORTGAGED PROPERTIES

     Mortgage loans made with respect to multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with single family property. See "Description of the Trust Funds-Assets." The ability of a Mortgagor to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than any independent income or assets of the Mortgagor; thus, the value of an income-producing property is directly related to the net operating income derived from such property. In contrast, the ability of a Mortgagor to repay a single family loan typically is dependent primarily upon the Mortgagor's household income, rather than the capacity of the property to produce income; thus, other than in geographical areas where employment is dependent upon a particular employer or an industry, the Mortgagor's income tends not to reflect directly the value of such property. A decline in the net operating income of an income-producing property will likely affect both the performance of the related loan as well as the liquidation value of such property, whereas a decline in the income of a Mortgagor on a single family property will likely affect the performance of the related loan but may not affect the liquidation value of such property. Moreover, a decline in the value of a Mortgaged Property will increase the risk of loss particularly with respect to any related junior Mortgage Loan. See "-Junior Mortgage Loans."

     The performance of a mortgage loan secured by an income-producing property leased by the Mortgagor to tenants as well as the liquidation value of such property may be dependent upon the business operated by such tenants in connection with such property, the creditworthiness of such tenants or both. The risks associated with such loans may be offset by the number of tenants or, if applicable, a diversity of types of business operated by such tenants.

     It is anticipated that a substantial portion of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable, as to which, in the event of Mortgagor default, recourse may be had only against the specific property and such other assets, if any, as have been pledged to secure the related Mortgage Loan. With respect to those Mortgage Loans that provide for recourse against the Mortgagor and its assets generally, there can be no assurance that such recourse will ensure a recovery in respect of a defaulted Mortgage Loan greater than the liquidation value of the related Mortgaged Property.

     Further, the concentration of default, foreclosure and loss risks in individual Mortgagors or Mortgage Loans in a particular Trust Fund or the related Mortgaged Properties will generally be greater than for pools of single family loans both because the Mortgage Assets in a Trust Fund will generally consist of a smaller number of loans than would a single family pool of comparable aggregate unpaid principal balance and because of the higher principal balance of individual Mortgage Loans. Mortgage Assets in a Trust Fund may consist of only a single or limited number of Mortgage Loans and/or relate to Leases to only a single Lessee or a limited number of Lessees.

RISKS ASSOCIATED WITH COMMERCIAL LOANS AND LEASES

     If so described in the related Prospectus Supplement, each Mortgagor under a Commercial Loan may be an entity created by the owner or purchaser of the related Commercial Property solely to own or purchase such property, in part to isolate the property from the debts and liabilities of such owner or purchaser. Unless otherwise specified, each such Commercial Loan will represent a nonrecourse obligation of the related Mortgagor secured by the lien of the related Mortgage and the related Lease Assignments. Whether or not such loans are recourse or nonrecourse obligations, it is not expected that the Mortgagors will have any significant assets other than the Commercial Properties and the related Leases, which will be pledged to the Trustee under the related Agreement. Therefore, the payment of amounts due on any such Commercial Loans, and, consequently, the payment of principal of and interest on the related Certificates, will depend primarily or solely on rental payments by the Lessees. Such rental payments will, in turn, depend on continued occupancy by, and/or the creditworthiness of, such Lessees, which in either case may be adversely affected by a general economic downturn or an adverse change in their financial condition. Moreover, to the extent a Commercial Property was designed for the needs of a specific type of tenant (e.g., a nursing home, hotel or motel), the value of such property in the event of a default by the Lessee or the early termination of such Lease may be adversely affected because of difficulty in re-leasing the property to a suitable substitute lessee or, if re-leasing to such a substitute is not possible, because of the cost of altering the property for another more marketable use. As a result, without the benefit of the Lessee's continued support of the Commercial Property, and absent significant amortization of the Commercial Loan, if such loan is foreclosed on and the Commercial Property liquidated following a lease default, the net proceeds might be insufficient to cover the outstanding principal and interest owing on such loan, thereby increasing the risk that holders of the Certificates will suffer some loss.

BALLOON PAYMENTS

     Certain of the Mortgage Loans (the "Balloon Mortgage Loans") as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Balloon Mortgage Loans involve a greater degree of risk because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Mortgaged Property. The ability of a Mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the Mortgagor's equity in the related Mortgaged Property, the financial condition and operating history of the Mortgagor and the related Mortgaged Property, tax laws, rent control laws (with respect to certain Multifamily Properties and mobile home parks), reimbursement rates (with respect to certain nursing homes), renewability of operating licenses, prevailing general economic conditions and the availability of credit for commercial or multifamily real properties, as the case may be, generally.

JUNIOR MORTGAGE LOANS

     To the extent specified in the related Prospectus Supplement, certain of the Mortgage Loans may be secured primarily by junior mortgages. In the case of liquidation, Mortgage Loans secured by junior mortgages are entitled to satisfaction from proceeds that remain from the sale of the related Mortgaged Property after the mortgage loans senior to such Mortgage Loans have been satisfied. If there are not sufficient funds to satisfy such junior Mortgage Loans and senior mortgage loans, such Mortgage Loan would suffer a loss and, accordingly, one or more classes of Certificates would bear such loss. Therefore, any risks of deficiencies associated with first Mortgage Loans will be greater with respect to junior Mortgage Loans. See "-Risks Associated with Mortgage Loans and Mortgaged Properties."

OBLIGOR DEFAULT

     If so specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Whole Loans, a Master Servicer or a Special Servicer will be permitted (within prescribed parameters) to extend and modify Whole Loans that are in default or as to which a payment default is imminent,including in particular with respect to balloon payments. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Whole Loans. While any such entity generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that such flexibility with respect to extensions or modifications or payment of a workout fee will increase the present value of receipts from or proceeds of Whole Loans that are in default or as to which a payment default is imminent. Additionally, if so specified in the related Prospectus Supplement, certain of the Mortgage Loans included in the Mortgage Pool for a Series may have been subject to workouts or similar arrangements following periods of delinquency and default.

MORTGAGOR TYPE

     Mortgage Loans made to partnerships, corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of Mortgage Loans made to individuals.
The Mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

CREDIT SUPPORT LIMITATIONS

     The Prospectus Supplement for a Series of Certificates will describe any Credit Support in the related Trust Fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations thereof. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

     A Series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a Series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of such Series has been repaid. As a result, the impact of significant losses and shortfalls on the Trust Assets may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one Series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing an interest in a Covered Trust will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts.

     The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "-Limited Nature of Ratings," "Description of the Certificates" and "Description of Credit Support."

     Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. In certain circumstances, the Trustee or the Master Servicer will be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any Series of Certificates, if the applicable Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any Series of Certificates by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Assets substantially in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Depositor, the Trustee, the Master Servicer or any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any Series of Certificates.

ENFORCEABILITY

     Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the Mortgagor sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the Mortgagor. Such clauses are generally enforceable subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

     If so specified in the related Prospectus Supplement, the Mortgage Loans will be secured by an assignment of leases and rents pursuant to which the Mortgagor typically assigns its right, title and interest as landlord under the leases on the related Mortgaged Property and the income derived therefrom to the lender as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. In the event the Mortgagor defaults, the license terminates and the lender is entitled to collect rents. Such assignments are typically not perfected as security interests prior to actual possession of the cash flows. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the Mortgagor, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of the Mortgage Loans and the Leases-Leases and Rents."

ENVIRONMENTAL RISKS

     Real property pledged as security for a mortgage loan may be subject to certain environmental risks. Under federal law, including the Comprehensive Environmental, Response, and Liability Act of 1980, as amended ("CERCLA"), and the laws of certain states, failure to perform the remediation required or demanded by the state or federal government of any condition or circumstance that (i) may pose an imminent or substantial endangerment to the public health or welfare or the environment, (ii) may result in a release or threatened release of any hazardous material, or (iii) may give rise to any environmental claim or demand (each such condition or circumstance is defined as an "Environmental Condition"), may give rise to a lien on the property to ensure the reimbursement of remedial costs incurred by the federal or state government. In several states, such a lien has priority over the lien of an existing mortgage against such property. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. Such environmental risks may give rise to
(a) a diminution in value of property securing a mortgage note or the inability to foreclose against such property or (b) in certain circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of such property, the aggregate assets of the owner or operator, or the principal balance of the related indebtedness.

     The state of the law is currently unclear as to whether and under what circumstances cleanup costs, or the obligation to take remedial actions, could be imposed on a secured lender such as the Trust Fund. Under the laws of some states and under CERCLA, a lender may be liable as an "owner" or an "operator" of a contaminated mortgaged property for the costs of remediation of releases or threatened releases of hazardous substances at the mortgaged property. Such liability may attach if the lender or its agents or employees have participated in the management of the operations of the borrower, even though the environmental damage or threat was caused by a prior owner, operator, or other third party.

     Excluded from CERCLA's definition of "owner or operator" is any person "who without participating in management of the facility, holds indicia of ownership primarily to protect his security interest" (the "secured-creditor exemption"). This exemption for holders of a security interest such as a secured lender applies only in circumstances when the lender seeks to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property (whether it holds the facility or property as an investment or leases it to a third party), under some circumstances the lender may incur potential CERCLA liability.

     Recent amendments to CERCLA list permissible actions that may be undertaken by a lender holding security in a contaminated facility without exceeding the bounds of the secured-creditor exemption, subject to certain conditions and limitations. Additionally, the recent amendments provide certain protections from CERCLA liability as an "owner or operator" to a lender who forecloses on contaminated property, as long as it seeks to divest itself of the facility at the earliest practicable commercially reasonable time on commercially reasonable terms. The protections afforded lenders under the recent amendments are subject to terms and conditions that have not been clarified by the courts. Moreover, the CERCLA secured-creditor exemption does not necessarily affect the potential for liability in actions under other federal or state laws which may impose liability on "owners or operators" but do not incorporate the secured-creditor exemption. Furthermore, the secured-creditor exemption does not protect lenders from other bases of CERCLA liability, such as that imposed on "generators" or "transporters" of hazardous substances. See "Certain Legal Aspects of the Mortgage Loans and the Leases -- Environmental Legislation."

DELINQUENT AND NON-PERFORMING MORTGAGE LOANS

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are non-performing. Unless otherwise described in the related Prospectus Supplement, the servicing of such Mortgage Loans as to which a specified number of payments are delinquent will be performed by the Special Servicer; however, the same entity may act as both Master Servicer and Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Assets in such Trust Fund and the yield on the Certificates of such series.

RISKS ASSOCIATED WITH MORTGAGED PROPERTIES NOT LOCATED IN THE UNITED STATES

     If so provided in the related Prospectus Supplement, the Trust Fund for a particular Series of Certificates may include Mortgage Loans secured by Mortgaged Properties not located in the United States. The related Prospectus Supplement will set forth certain material risks associated with such Mortgage Loans which are different and additional to those associated with similar properties in the United States including restrictions on enforcement of the rights of the holder of the related Mortgage Notes, currency exchange rate fluctuations, currency exchange controls and general trends or conditions in the related real estate market.

ERISA CONSIDERATIONS

     Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations which govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any Series.

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

     Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates." Accordingly, under certain circumstances, holders of Offered Certificates that constitute REMIC Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual holders of REMIC Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC Residual Certificates, the taxable income arising in a given year on a REMIC Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC Residual Certificate should be aware that recently issued regulations provide restrictions on the ability to mark-to-market REMIC residual interests. See "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates."

CONTROL

     Under certain circumstances, the consent or approval of the holders of a specified percentage of the aggregate Certificate Balance of all outstanding Certificates of a Series or a similar means of allocating decision-making under the related Agreement ("Voting Rights") will be required to direct, and will be sufficient to bind all Certificateholders of such Series to, certain actions, including directing the Special Servicer or the Master Servicer with respect to actions to be taken with respect to certain Mortgage Loans and REO Properties and amending the related Agreement in certain circumstances. See "Description of the Agreements-Events of Default," "-Rights Upon Event of Default," "-Amendment" and "-List of Certificateholders."

BOOK-ENTRY REGISTRATION

     If so provided in the Prospectus Supplement, one or more classes of the Certificates will be initially represented by one or more certificates registered in the name of Cede, the nominee for DTC, and will not be registered in the names of the Beneficial Owners or their nominees. Because of this, unless and until Definitive Certificates are issued, Beneficial Owners will not be recognized by the Trustee as "Certificateholders" (as that term is to be used in the related Agreement). Hence, until such time, Beneficial Owners will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates."

                        DESCRIPTION OF THE TRUST FUNDS

ASSETS

     The primary assets of each Trust Fund will include (i) one or more multifamily and/or commercial mortgage loans and mortgage participations (the "Mortgage Loans"), (ii) pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more Mortgage Loans or other similar participations, certificates or securities (collectively, the "CMBS"), or (iii) a combination of Mortgage Loans and CMBS. As used herein, "Mortgage Loans" refers to both whole Mortgage Loans and Mortgage Loans underlying CMBS. Mortgage Loans that secure, or interests in which are evidenced by, CMBS are herein sometimes referred to as "Underlying Mortgage Loans." Mortgage Loans that are not Underlying Mortgage Loans are sometimes referred to as "Whole Loans." Any pass-through certificates or other asset-backed certificates in which an CMBS evidences an interest or which secure an CMBS are sometimes referred to herein also as CMBS or as "Underlying CMBS." Mortgage Loans and CMBS are sometimes referred to herein as "Mortgage Assets." No CMBS originally issued in a private placement will be included as an asset of a Trust Fund until the holding period provided for under Rule 144(k) promulgated under the Securities Act of 1933, as amended, has expired or such CMBS has been registered under the Securities Act of 1933, as amended. The Mortgage Assets will not be guaranteed or insured by Imperial Credit Commercial Mortgage Acceptance Corporation (the "Depositor") or any of its affiliates or, unless otherwise provided in the Prospectus Supplement, by any governmental agency or instrumentality or by any other person. Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (an "Asset Seller"), which may be an affiliate of the Depositor and, with respect to Mortgage Assets, which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such CMBS.

     Unless otherwise specified in the related Prospectus Supplement, the Certificates will be entitled to payment only from the assets of the related Trust Fund and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor. If specified in the related Prospectus Supplement, the assets of a Trust Fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the Mortgage Assets.

MORTGAGE LOANS

GENERAL

     The Mortgage Loans will be secured by liens on, or security interests in, Mortgaged Properties consisting of (i) residential properties consisting of five or more rental or cooperatively owned dwelling units in high-rise, mid-rise or garden apartment buildings ("Multifamily Properties" and the related loans, "Multifamily Loans") or (ii) office buildings, retail centers, hotels or motels, nursing homes, congregate care facilities, industrial properties, mini-warehouse facilities or self-storage facilities, mobile home parks, mixed use or other types of commercial properties ("Commercial Properties" and the related loans, "Commercial Loans") located, unless otherwise specified in the related Prospectus Supplement, in any one of the fifty states, the District of Columbia or the Commonwealth of Puerto Rico. If so provided in the related Prospectus Supplement, the Trust Fund for a particular Series of Certificates may include Mortgage Loans secured by Mortgagor Properties not located in the United States. To the extent specified in the related Prospectus Supplement, the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments creating a first lien on Mortgaged Property. The Mortgaged Properties may include leasehold interests in properties, the title to which is held by third party lessors. The Prospectus Supplement will specify whether the term of any such leasehold exceeds the term of the mortgage note by at least ten years. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor. The related Prospectus Supplement will indicate if any Originator is an affiliate of the Depositor. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages or deeds of trust (the "Mortgages") creating a lien on the Mortgaged Properties. Mortgage Loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the Mortgage Loan.

LEASES

     To the extent specified in the related Prospectus Supplement, the Commercial Properties may be leased to Lessees that respectively occupy all or a portion of such properties. Pursuant to a Lease Assignment, the related Mortgagor may assign its rights, title and interest as lessor under each Lease and the income derived therefrom to the related mortgagee, while retaining a license to collect the rents for so long as there is no default. If the Mortgagor defaults, the license terminates and the mortgagee or its agent is entitled to collect the rents from the related Lessee or Lessees for application to the monetary obligations of the Mortgagor. State law may limit or restrict the enforcement of the Lease Assignments by a mortgagee until it takes possession of the related Mortgaged Property and/or a receiver is appointed. See "Certain Legal Aspects of the Mortgage Loans and the Leases-Leases and Rents." Alternatively, to the extent specified in the related Prospectus Supplement, the Mortgagor and the mortgagee may agree that payments under Leases are to be made directly to a Servicer.

     To the extent described in the related Prospectus Supplement, the Leases may require the Lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related Mortgage Loans and, in certain cases, their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties. Certain of the Leases may require the Mortgagor to bear costs associated with structural repairs and/or the maintenance of the exterior or other portions of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the Lessees are required to pay. If so specified in the related Prospectus Supplement, under certain circumstances the Lessees may be permitted to set off their rental obligations against the obligations of the Mortgagors under the Leases. In those cases where payments under the Leases (net of any operating expenses payable by the Mortgagors) are insufficient to pay all of the scheduled principal and interest on the related Mortgage Loans, the Mortgagors must rely on other income or sources (including security deposits) generated by the related Mortgaged Property to make payments on the related Mortgage Loan. To the extent specified in the related Prospectus Supplement, some Commercial Properties may be leased entirely to one Lessee. In such cases, absent the availability of other funds, the Mortgagor must rely entirely on rent paid by such Lessee in order for the Mortgagor to pay all of the scheduled principal and interest on the related Commercial Loan. To the extent specified in the related Prospectus Supplement, certain of the Leases may expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Mortgagors will have to look to alternative sources of income, including rent payment by any new Lessees or proceeds from the sale or refinancing of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Lease is renewed. As specified in the related Prospectus Supplement, certain of the Leases may provide that upon the occurrence of a casualty affecting a Mortgaged Property, the Lessee will have the right to terminate its Lease, unless the Mortgagor, as lessor, is able to cause the Mortgaged Property to be restored within a specified period of time. Certain Leases may provide that it is the lessor's responsibility, while other Leases provide that it is the Lessee's responsibility, to restore the Mortgaged Property after a casualty to its original condition. Certain Leases may provide a right of termination to the related Lessee if a taking of a material or specified percentage of the leased space in the Mortgaged Property occurs, or if the ingress or egress to the leased space has been materially impaired.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

     Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. Unless otherwise specified in the Prospectus Supplement, the Mortgage Loans will be non-recourse loans, which means that, absent special facts, the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the Mortgagor's assets, in the event of the Mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. The "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the Mortgage Loan. "Net Operating Income" means, for any given period, unless otherwise specified in the related Prospectus Supplement, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related Mortgage Loan at any given time.

     As the primary component of Net Operating Income, rental income is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as (typically) retail centers, office buildings and industrial properties. Commercial Loans may be secured by owner-occupied Mortgaged Properties or Mortgaged Properties leased to a single tenant. In addition, a decline in the financial condition of the Mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants.

     Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the related Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the Lessee rather than the Mortgagor, is responsible for payment of some or all of these expenses; however, because leases are subject to default risks as well when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the related Mortgage Loan. See "-Leases" above.

     While the duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities, the income from which and the operating expenses of which are subject to state and/or federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low- and moderate-income housing in particular may be subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

     The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default of any loan, however, since other factors may outweigh a high Debt Service Coverage Ratio. With respect to a Balloon Mortgage Loan, for example, the risk of default as a result of the unavailability of a source of funds to finance the related balloon payment at maturity on terms comparable to or better than those of such Balloon Mortgage Loans could be significant even though the related Debt Service Coverage Ratio is high.

     The liquidation value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the Mortgagor.

     Appraised values of income-producing properties may be based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods presents analytical challenges. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and create significantly different results, or where a high Loan-to-Value Ratio accompanies a high Debt Service Coverage Ratio (or vice versa), the analysis of default and loss risks is even more difficult.

     While the Depositor believes that the foregoing considerations are important factors that generally distinguish the Multifamily and Commercial Loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that such factors will in fact have been considered by the Originators of the Multifamily and Commercial Loans, or that, for any of such Mortgage Loans, they are complete or relevant. See "Risk Factors-Risks Associated with Mortgage Loans and Mortgaged Properties," "-Balloon Payments," "-Junior Mortgage Loans," "-Obligor Default" and "-Mortgagor Type."

LOAN-TO-VALUE RATIO

     The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan to the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such property. "Refinance Loans" are loans made to refinance existing loans. Unless otherwise set forth in the related Prospectus Supplement, the Value of the Mortgaged Property securing a Refinance Loan is the appraised value thereof determined in an appraisal obtained in connection with or on or about the time of origination of the Refinance Loan. The Value of a Mortgaged Property as of the date of initial issuance of the related Series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

     Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type of property securing the Mortgage Loans (e.g., Multifamily Property or Commercial Property and the type of property in each such category), (iii) the weighted average (by principal balance) of the original and remaining terms to maturity of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date of the Mortgage Loans,
(v) the weighted average (by principal balance) of the Loan-to-Value Ratios at origination of the Mortgage Loans, (vi) the Mortgage Interest Rates or range of Mortgage Interest Rates and the weighted average Mortgage Interest Rate borne by the Mortgage Loans, (vii) the state or states in which most of the Mortgaged Properties are located, (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) the weighted average Retained Interest, if any, (x) with respect to Mortgage Loans with floating Mortgage Interest Rates ("ARM Loans"), the index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum Mortgage Interest Rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM Loan and the frequency of such monthly payment adjustments, (xi) the Debt Service Coverage Ratio either at origination or as of a more recent date (or both) and (xii) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. If specific information respecting the Mortgage Loans is not known to the Depositor at the time Certificates are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of the related
Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

PAYMENT PROVISIONS OF THE MORTGAGE LOANS

     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement. Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Interest Rate") that is fixed over its term or that adjusts from time to time, or that is partially fixed and partially floating, or that may be converted from a floating to a fixed Mortgage
Interest Rate, or from a fixed to a floating Mortgage Interest Rate, from time to time pursuant to an election or as otherwise specified on the related Mortgage Note, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Interest Rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may contain prohibitions on prepayment (a "Lock-out Period" and the date of expiration thereof, a "Lock-out Date") or require payment of a premium or a yield maintenance penalty (a "Prepayment Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of any Prepayment Premiums collected in respect of Mortgage Loans, the related Prospectus Supplement will specify the method or methods by which any such amounts will be allocated. A Mortgage Loan may also contain provisions entitling the mortgagee to a share of profits realized from the operation or disposition of the Mortgaged Property ("Equity Participations"), as described in the related Prospectus Supplement. In the event that holders of any class or classes of Offered Certificates will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among such Certificates.

CMBS

     Any  CMBS will  have been  issued pursuant  to a  pooling and  servicing agreement, a  trust agreement,  an indenture or  similar agreement  (an "CMBS
Agreement"). A seller (the "CMBS Issuer") and/or servicer (the "CMBS Servicer") of the underlying Mortgage Loans (or Underlying CMBS) will have entered into the CMBS Agreement with a trustee or a custodian under the CMBS Agreement (the "CMBS Trustee"), if any, or with the original purchaser of the interest in the underlying Mortgage Loans or CMBS evidenced by the CMBS. Distributions of any principal or interest, as applicable, will be made on CMBS on the dates specified in the related Prospectus Supplement. The CMBS may be issued in one or more classes with characteristics similar to the classes of Certificates described in this Prospectus. Any principal or interest distributions will be made on the CMBS by the CMBS Trustee or the CMBS Servicer. The CMBS Issuer or the CMBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the CMBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

     Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the Certificates under "Description of Credit Support" may be provided with respect to the CMBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the Mortgage Loans or Underlying CMBS evidenced by or securing such CMBS and other factors and generally will have been established for the CMBS on the basis of requirements of either any Rating Agency that may have assigned a rating to the CMBS or the initial purchasers of the CMBS.

     The Prospectus Supplement for a Series of Certificates evidencing interests in Mortgage Assets that include CMBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount or notional amount, as applicable, and type of the CMBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the CMBS, if applicable, (iii) whether such CMBS is entitled only to interest payments, only to principal payments or to both, (iv) the pass-through or bond rate of the CMBS or formula for determining such rates, if any, (v) the applicable payment provisions for the CMBS, including, but not limited to, any priorities, payment schedules and subordination features, (vi) the CMBS Issuer, CMBS Servicer and CMBS Trustee, as applicable, (vii) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying CMBS or directly to such CMBS, (viii) the terms on which the related Underlying Mortgage Loans or Underlying CMBS for such CMBS or the CMBS may, or are required to, be purchased prior to their maturity, (ix) the terms on which Mortgage Loans or Underlying CMBS may be substituted for those originally underlying the CMBS,
(x) the servicing fees payable under the CMBS Agreement, (xi) to the extent available to the Depositor, the type of information in respect of the Underlying Mortgage Loans described under "-Mortgage Loans-Mortgage Loan Information in Prospectus Supplements" above, and the type of information in respect of the Underlying CMBS described in this paragraph, (xii) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the CMBS and (xiii) whether the CMBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the Participants Trust Company.

ACCOUNTS

     Each Trust Fund will include one or more accounts established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement. See "Description of the Agreement-Distribution Account and Other Collection Accounts."

CREDIT SUPPORT

     If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Trust Assets in the related Trust Fund may be provided to one or more classes of Certificates in the related Series in the form of subordination of one or more other classes of Certificates in such Series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof (any such coverage with respect to the Certificates of any Series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a Series of Certificates. See "Risk Factors-Credit Support Limitations" and "Description of Credit Support."

CASH FLOW AGREEMENTS

     If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related Series will be invested at a specified rate. The Trust Fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets or on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related Series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.

                               USE OF PROCEEDS

     Unless otherwise specified in the related Prospectus Supplement, the net proceeds to be received from the sale of the Certificates will be applied by the Depositor to the purchase of Trust Assets and to pay for certain expenses incurred in connection with such purchase of Trust Assets and sale of Certificates. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                             YIELD CONSIDERATIONS

GENERAL

     The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate, the receipt and timing of receipt of distributions on the Certificate and the weighted average life of the Mortgage Assets in the related Trust Fund (which may be affected by prepayments, defaults, liquidations or repurchases). See "Risk Factors."

PASS-THROUGH RATE

     Certificates of any class within a Series may have fixed, variable or floating Pass-Through Rates, which may or may not be based upon the interest rates borne by the Mortgage Assets in the related Trust Fund. The Prospectus Supplement with respect to any Series of Certificates will specify the Pass-Through Rate for each class of such Certificates or, in the case of a variable or floating Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Asset on the Pass-Through Rate of one or more classes of Certificates; and whether the distributions of interest on the Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

     The effective yield to maturity to each holder of Certificates entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Certificate because, while interest may accrue on each Mortgage Asset during a certain period, the distribution of such interest will be made on a day which may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

     Each payment of interest on the Certificates (or addition to the Certificate Balance of a class of Accrual Certificates) on a Distribution Date will include interest accrued during the Interest
Accrual Period for such Distribution Date. As indicated above under "-The Pass-Through Rate," if the Interest Accrual Period ends on a date other than a Distribution Date for the related Series, the yield realized by the holders of such Certificates may be lower than the yield that would result if the Interest Accrual Period ended on such Distribution Date. In addition, if so specified in the related Prospectus Supplement, interest accrued for an Interest Accrual Period for one or more classes of Certificates may be calculated on the assumption that distributions of principal (and additions to the Certificate Balance of Accrual Certificates) and allocations of losses on the Mortgage Assets may be made on the first day of the Interest Accrual Period for a Distribution Date and not on such Distribution Date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an Interest Accrual Period. The Interest Accrual Period for any class of Offered Certificates will be described in the related Prospectus Supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

     The yield to maturity on the Certificates will be affected by the rate of principal payments on the Mortgage Assets (including principal prepayments on Mortgage Loans resulting from voluntary prepayments by the Mortgagors, insurance proceeds, condemnations and involuntary liquidations). Such payments may be directly dependent upon the payments on Leases underlying such Mortgage Loans. The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Interest Rates on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Mortgage Assets may consist of Mortgage Loans with different Mortgage Interest Rates and the stated pass-through or pay-through interest rate of certain CMBS may be a number of percentage points higher or lower than certain of the underlying Mortgage Loans. The rate of principal payments on some or all of the classes of Certificates of a Series will correspond to the rate of principal payments on the Mortgage Assets in the related Trust Fund and is likely to be affected by the existence of Lock-out Periods and Prepayment Premium provisions of the Mortgage Loans underlying or comprising such Mortgage Assets, and by the extent to which the servicer of any such Mortgage Loan is able to enforce such provisions. Mortgage Loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

     If the purchaser of a Certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Mortgage Assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a Series of Certificates, the effect on yield on one or more classes of the Certificates of such Series of prepayments of the Mortgage Assets in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

     When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related Prospectus Supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of Certificates entitled to payments of interest because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month in which such partial prepayment is received. As a result, unless otherwise specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan will be to reduce the amount of interest passed through to holders of Certificates in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate on the prepaid amount.

     The timing of changes in the rate of principal payments on the Mortgage Assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Assets and distributed on a Certificate, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

PREPAYMENTS-MATURITY AND WEIGHTED AVERAGE LIFE

     The rates at which principal payments are received on the Mortgage Assets included in or comprising a Trust Fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related Series of Certificates may affect the ultimate maturity and the weighted average life of each class of such Series. Prepayments on the Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Certificates of the related Series.

     If so provided in the Prospectus Supplement for a Series of Certificates, one or more classes of Certificates may have a final scheduled Distribution Date, which is the date on or prior to which the Certificate Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such Series set forth therein.

     Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Certificates of a Series will be influenced by the rate at which principal on the Mortgage Loans comprising or underlying the Mortgage Assets is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

     In  addition, the  weighted  average  life of  the  Certificates may  be affected by the varying maturities of the Mortgage Loans comprising or underlying the CMBS. If any Mortgage Loans comprising or underlying the Mortgage Assets in a particular Trust Fund have actual terms to maturity of less than those assumed in calculating final scheduled Distribution Dates for the classes of Certificates of the related Series, one or more classes of such Certificates may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Mortgage Assets will, to some extent, be a function of the mix of Mortgage Interest Rates and maturities of the Mortgage Loans comprising or underlying such Mortgage Assets. See "Description of the Trust Funds." Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans.

     Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Mortgage Assets. Moreover, CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any Series will not conform to any particular level of CPR. The Depositor is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

     The Prospectus Supplement with respect to each Series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such Series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Mortgage Assets are made at rates corresponding to various percentages of CPR or at such other rates specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the Certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Certificates. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Mortgage Assets for any Series will conform to any particular level of CPR or any other rate specified in the related Prospectus Supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

TYPE OF MORTGAGE ASSET. A number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a Mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity, or that the Servicer may extend the maturity of such a Mortgage Loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the Mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Certificates, thereby lengthening the period of time elapsed from the date of issuance of a Certificate until it is retired.

FORECLOSURES AND PAYMENT PLANS. The number of foreclosures and the principal amount of the Mortgage Loans comprising or underlying the Mortgage Assets that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising or underlying the Mortgage Assets and that of the related Series of Certificates. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average life of the Certificates.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES. Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans comprising or underlying the Mortgage Assets may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale or certain other transfers of or the creation of encumbrances upon the related Mortgaged Property. With respect to any Whole Loans, unless otherwise provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will be required to exercise (or waive its right to exercise) any such right that the Trustee may have as mortgagee to accelerate payment of the Whole Loan in a manner consistent with the Servicing Standard. See "Certain Legal Aspects of the Mortgage Loans and the Leases-Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements-Due-on-Sale and Due-on-Encumbrance Provisions."

SINGLE MORTGAGE LOAN OR SINGLE MORTGAGOR. The Mortgage Assets in a particular Trust Fund may consist of a single Mortgage Loan or obligations of a single Mortgagor or related Mortgagors as specified in the related Prospectus Supplement. Assumptions used with respect to the prepayment standards or models based upon analysis of the behavior of mortgage loans in a larger group will not necessarily be relevant in determining prepayment experience on a single Mortgage Loan or with respect to a single Mortgagor.

                                THE DEPOSITOR

     Imperial Credit Commercial Mortgage Acceptance Corporation, the Depositor, is an indirect wholly-owned subsidiary of Southern Pacific Thrift & Loan Association and was incorporated in the State of Delaware on April 28, 1997. The principal executive offices of the Depositor are located at 23550 Hawthorne Boulevard, Building One, Torrance, CA 90505. Its telephone number is ________________.

     The Depositor does not have, nor is it expected in the future to have, any significant assets.


                       DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Certificates of each Series (including any class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. Each Series of Certificates will consist of one or more classes of Certificates that may (i) provide for the accrual of interest thereon based on fixed, variable or floating rates; (ii) be senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in respect of certain distributions on the Certificates; (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, "Stripped Principal Certificates");
(iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Certificates"); (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such Series (collectively, "Accrual Certificates"); (vi) provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the Trust Assets in such Trust Fund or based on specified calculations, to the extent of available funds, in each case as described in the related Prospectus Supplement; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped
Principal Certificate component and a Stripped Interest Certificate component. Any such classes may include classes of Offered Certificates.

     Each class of Offered Certificates of a Series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped Interest Certificates, notional amounts or percentage interests specified in the related Prospectus Supplement. The transfer of any Offered Certificates may be registered and such Certificates may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Certificates of a Series may be issued in definitive form ("Definitive Certificates") or in book-entry form ("Book-Entry Certificates"), as provided in the related Prospectus Supplement. See "Risk Factors-Book-Entry Registration" and "Description of the Certificates-Book-Entry Registration and Definitive Certificates." Definitive Certificates will be exchangeable for other Certificates of the same class and Series of a like aggregate Certificate Balance, notional amount or percentage interest but of different authorized denominations. See "Risk Factors Limited Liquidity" and "Limited Assets."

DISTRIBUTIONS

     Distributions on the Certificates of each Series will be made by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such Series and such Distribution Date. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Certificates are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). All distributions with respect to each class of Certificates on each
Distribution Date will be allocated pro rata among the outstanding Certificates in such class or by random selection, as described in the related Prospectus Supplement or otherwise established by the related Trustee. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Certificates in the requisite amount specified therein), or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register; provided, however, that the final distribution in retirement of the Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of the Certificates at the location specified in the notice to Certificateholders of such final distribution.

AVAILABLE DISTRIBUTION AMOUNT

     All distributions on the Certificates of each Series on each Distribution Date will be made from the Available Distribution Amount described below, in accordance with the terms described in the related Prospectus Supplement. Unless provided otherwise in the related Prospectus Supplement, the "Available Distribution Amount" for each Distribution Date equals the sum of the following amounts:

     (i) the total amount of all cash on deposit in the related Distribution Account as of the corresponding Determination Date, including Servicer advances, net of any scheduled payments due and payable after such Distribution Date;

     (ii) interest or investment income on amounts on deposit in the Distribution Account, including any net amounts paid under any Cash Flow Agreements; and

     (iii) to the extent not on deposit in the related Distribution Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

     As described below, the entire Available Distribution Amount will be distributed among the related Certificates (including any Certificates not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

     Each class of Certificates (other than classes of Stripped Principal Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which will be a fixed, variable or floating rate at which interest will accrue on such class or a component thereof (the "Pass-Through Rate"). The related Prospectus Supplement will specify the Pass-Through Rate for each class or component or, in the case of a variable or floating Pass-Through Rate, the method for determining the Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Distributions of interest in respect of the Certificates of any class will be made on each Distribution Date (other than any class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Stripped Principal Certificates that are not entitled to any distributions of interest) based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates and each Distribution Date (other than certain classes of Stripped Interest Certificates), "Accrued Certificate Interest" will be equal to interest accrued for a specified period on the outstanding Certificate Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate, reduced as described below. Unless otherwise provided in the Prospectus Supplement, Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Certificates will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the related Prospectus Supplement, the Accrued Certificate Interest on a Series of Certificates will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Mortgage Assets in the Trust Fund for such Series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Certificates of that Series will be specified in the related Prospectus Supplement.

     The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or; in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Loans comprising or underlying the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on the Mortgage Loans comprising or underlying the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors-Average Life of Certificates; Prepayments; Yields" and "Yield Considerations."
DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

     The Certificates of each Series, other than certain classes of Stripped Interest Certificates, will have a "Certificate Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a Certificate will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Mortgage Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Certificates prior to the Distribution Date on which distributions of interest are required to commence, will be increased by any related Accrued Certificate Interest. Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of Certificates of a Series will not be greater than the outstanding aggregate principal balance of the related Mortgage Assets as of the applicable Cut-off Date. The initial aggregate Certificate Balance of a Series and each class thereof will be specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Certificate Balance of such class has been reduced to zero. Stripped Interest Certificates with no Certificate Balance are not entitled to any distributions of principal.

COMPONENTS

     To the extent specified in the related Prospectus Supplement, distribution on a class of Certificates may be based on a combination of two or more different components as described under "-General" above. To such extent, the descriptions set forth under "-Distributions of Interests on the Certificates" and "-Distributions of Principal of the Certificates" above also relate to components of such a class of Certificates. In such case, reference in such sections to Certificate Balance and Pass-Through Rate refer to the principal balance, if any, of any such component and the Pass-Through Rate, if any, on any such component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

     If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations that are collected on the Mortgage Assets in the related Trust Fund will be distributed on each Distribution Date to the class or classes of Certificates entitled thereto in accordance with the provisions described in such Prospectus Supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

     If so provided in the Prospectus Supplement for a Series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement See "Description of Credit Support" for a description of the types of protection that may be included in shortfalls on Mortgage Assets comprising such Trust Fund.

ADVANCES IN RESPECT OF DELINQUENCIES

     With respect to any Series of Certificates evidencing an interest in a Trust Fund, unless otherwise provided in the related Prospectus Supplement, a Servicer or another entity described therein will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Distribution Account that are not included in the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Whole Loans in such Trust Fund and were delinquent on the related Determination Date, subject to such Servicer's (or another entity's) good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a Series of Certificates that includes one or more classes of Subordinate Certificates and if so provided in the related Prospectus Supplement, each Servicer's (or another entity's) advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more classes of Senior Certificates and/or may be subject to such Servicer's (or another entity's) good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Trust Assets otherwise distributable on one or more classes of such Subordinate Certificates. See "Description of Credit Support."

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of a Servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and, if so provided in the Prospectus Supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Certificates of such Series; provided, however, that any such advance will be reimbursable from any amounts in the Distribution Account prior to any distributions being made on the Certificates to the extent that a Servicer (or such other entity) shall determine in good faith that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Trust Assets otherwise distributable on such Subordinate Certificates. If advances have been made by a Servicer from excess funds in the Distribution Account, such Servicer is required to replace such funds in the Distribution Account on any future Distribution Date to the extent that funds in the Distribution Account on such Distribution Date are less than payments required to be made to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligations of a Servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

     If and to the extent so provided in the related Prospectus Supplement, a Servicer (or another entity) will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Trust Assets prior to any payment to Certificateholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

     The Prospectus Supplement for any Series of Certificates evidencing an interest in a Trust Fund that includes CMBS will describe any corresponding advancing obligation of any person in connection with such CMBS.

REPORTS TO CERTIFICATEHOLDERS

     Unless otherwise provided in the Prospectus Supplement, with each distribution to holders of any class of Certificates of a Series, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

     (i) the amount of such distribution to holders of Certificates of such class applied to reduce the Certificate Balance thereof;

     (ii) the amount of such distribution to holders of Certificates of such class allocable to Accrued Certificate Interest;

     (iii) the amount of such distribution allocable to (a) Prepayment Premiums and (b) payments on account of Equity Participations;

     (iv) the amount of related servicing compensation received by each Servicer and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

     (v) the aggregate amount of advances included in such distribution, and the aggregate amount of any unreimbursed advances at the close of business on such Distribution Date;

     (vi) the aggregate principal balance of the Mortgage Assets at the close of business on such Distribution Date;

     (vii) the number and aggregate principal balance of Whole Loans in respect of which (a) one scheduled payment is delinquent, (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and (d) foreclosure proceedings have been commenced;

     (viii) with respect to each Whole Loan that is delinquent two or more months, (a) the loan number thereof, (b) the unpaid balance thereof,
(c) whether the delinquency is in respect of any balloon payment, (d) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof, (e) if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming such Mortgage Loan is subsequently liquidated through foreclosure,
(f) whether a notice of acceleration has been sent to the Mortgagor and, if so, the date of such notice, (g) whether foreclosure proceedings have been commenced and, if so, the date so commenced and (h) if such Mortgage Loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

     (ix) with respect to any Whole Loan liquidated during the related Due Period (other than by payment in full), (a) the loan number thereof, (b) the manner in which it was liquidated and (c) the aggregate amount of liquidation proceeds received;

     (x) with respect to any Whole Loan liquidated during the related Due Period, (a) the portion of such liquidation proceeds payable or reimbursable to each Servicer (or any other entity) in respect of such Mortgage Loan and
(b) the amount of any loss to Certificateholders;

     (xi) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period, (a) the loan number of the related Mortgage Loan and (b) the date of acquisition;

     (xii) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period, (a) the book value, (b) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement), (c) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (d) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

     (xiii) with respect to any such REO Property sold during the related Due Period (a) the loan number of the related Mortgage Loan, (b) the aggregate amount of sale proceeds, (c) the portion of such sales proceeds payable or reimbursable to each Servicer in respect of such REO Property or the related Mortgage Loan and (d) the amount of any loss to Certificateholders in respect of the related Mortgage Loan;

     (xiv) the aggregate Certificate Balance or notional amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance due to the allocation of any loss and increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

     (xv) the aggregate amount of principal prepayments made during the related Due Period;

     (xvi) the aggregate Accrued Certificate Interest and unpaid Accrued Certificate Interest, if any, on each class of Certificates at the close of business on such Distribution Date;

     (xvii) in the case of Certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to such Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

     (xviii) in the case of Certificates with a floating Pass-Through Rate, for statements to be distributed in any month in which an adjustment date occurs, the floating Pass-Through Rate applicable to such Distribution Date and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

     (xix) as to any Series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

     (xx) the aggregate amount of payments by the Mortgagors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Due Period.

     In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Certificates or for such other specified portion thereof In addition, in the case of information furnished pursuant to subclauses (i),
(ii), (xiv), (xvi) and (xvii) above, such amounts shall also be provided with respect to each component, if any, of a class of Certificates. The Master Servicer or the Trustee, as specified in the related Prospectus Supplement, will forward or cause to be forwarded to each holder, to the Depositor and to such other parties as may be specified in the Agreement, a copy of any statements or reports received by the Master Servicer or the Trustee, as applicable, with respect to any CMBS. The Prospectus Supplement for each Series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates.

     Within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force.

     Unless and until Definitive Certificates are issued, or unless otherwise provided in the related Prospectus Supplement, such statements or reports will be forwarded by the Master Servicer or the Trustee to Cede. Such statements or reports may be available to Beneficial Owners upon request to DTC or their respective Participant or Indirect Participant. In addition, the Trustee shall furnish a copy of any such statement or report to any Beneficial Owner which requests such copy and certifies to the Trustee or the Master Servicer, as applicable, that it is the Beneficial Owner of a Certificate. See "Description of the Certificates-Book-Entry Registration and Definitive Certificates."

TERMINATION

     The obligations created by the Agreements for each Series of Certificates will terminate upon the payment to Certificateholders of that Series of all amounts held in the Distribution Account or by any Servicer, if any, or the Trustee and required to be paid to them pursuant to such
Agreements following the earlier of (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and
(ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will the trust created by the Agreements continue beyond the date specified in the related Prospectus Supplement. Written notice of termination of the Agreements will be given to each Certificateholder, and the final distribution will be made only upon presentation and surrender of the Certificates at the location to be specified in the notice of termination.

     If so specified in the related Prospectus Supplement, a Series of Certificates may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related Prospectus Supplement, in each case, under the circumstances and in the manner set forth therein.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

     If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any Series will be issued as Book-Entry Certificates, and each such class will be represented by one or more single Certificates registered in the name of a nominee for the depository, The Depository Trust Company ("DTC").

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Unless otherwise provided in the related Prospectus Supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in Book-Entry Certificates may do so only through Participants and Indirect Participants. In addition, such investors ("Beneficial Owners") will receive all distributions on the
Book-Entry Certificates through DTC and its Participants. Under a book-entry format, Beneficial Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC ("Cede"), on each such date DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Beneficial Owners. Unless otherwise provided in the related Prospectus Supplement, the only "Certificateholder" (as such term is used in the Agreement) will be Cede, as nominee of DTC, and the Beneficial Owners will not be recognized by the Trustee as Certificateholders under the Agreements. Beneficial Owners will be permitted to exercise the rights of Certificateholders under the related Agreements only indirectly through the Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry
Certificates and is required to receive and transmit distributions of principal of and interest on the Book-Entry Certificates. Participants and Indirect Participants with which Beneficial Owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Beneficial Owners.

     Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Beneficial Owner to pledge its interest in the Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under an Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited. Under DTC's procedures, DTC will take actions permitted to be taken by Holders of any class of Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Voting Rights required therefor. Therefore, Beneficial Owners will only be able to exercise their Voting Rights to the extent permitted, and subject to the procedures established, by their Participant and/or Indirect Participant, as applicable. DTC may take conflicting actions with respect to any action of Certificateholders of any Class to the extent that Participants authorize such actions. None of the Servicers, the Depositor, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Unless otherwise specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued in fully registered, certificated form to Beneficial Owners or their nominees ("Definitive Certificates"), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

     Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates for the Beneficial Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Certificates, together with instructions for reregistration, the Trustee will issue (or cause to be issued) to the Beneficial Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.


                        DESCRIPTION OF THE AGREEMENTS

     The Certificates of each Series evidencing interests in a Trust Fund including Whole Loans will be issued pursuant to a Pooling and Servicing Agreement among the Depositor, a Master Servicer, if specified in the related Prospectus Supplement, a Special Servicer and the Trustee. The Certificates of each Series evidencing interests in a Trust Fund not including Whole Loans will be issued pursuant to a Trust Agreement between the Depositor and a Trustee. The Master Servicer, any Special Servicer and the Trustee with respect to any Series of Certificates will be named in the related Prospectus Supplement. In lieu of appointing a Master Servicer, a servicer may be appointed pursuant to the Pooling and Servicing Agreement for any Trust Fund. The Mortgage Loans shall be serviced pursuant to the terms of the Pooling and Servicing Agreement. A manager or administrator may be appointed pursuant to the Trust Agreement for any Trust Fund to administer such Trust Fund. The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. A form of a Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. Any Trust Agreement will generally conform to the form of Pooling and
Servicing Agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of Whole Loans. The following summaries describe certain provisions that may appear in the Pooling and Servicing Agreement. The Prospectus Supplement for a Series of Certificates will describe any provision of the Agreements relating to such Series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreements for each Trust Fund and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any Series, the term "Certificate" refers to all of the Certificates of that Series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreements (without exhibits) relating to any Series of Certificates without charge upon written request of a holder of a Certificate of such Series addressed to the Trustee specified in the related Prospectus Supplement.

ASSIGNMENT OF ASSETS; REPURCHASES

     At the time of issuance of any Series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Trust Assets to be included in the related Trust Fund, together with all principal and interest to be received on or with respect to such Trust Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Trust Assets and the other assets comprising the Trust Fund for such Series. Each Mortgage Asset will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related Prospectus Supplement, such schedule will include detailed information (i) in respect of each Whole Loan included in the related Trust Fund, including without limitation, the address of the related Mortgaged Property and type of such property, the Mortgage Interest Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value, Loan-to-Value Ratio and the Debt Service Coverage Ratio as of the date indicated and payment and prepayment provisions, if applicable, and (ii) in respect of each CMBS included in the related Trust Fund, including without limitation, the CMBS Issuer, CMBS Servicer and CMBS Trustee, the pass-through or bond rate or formula for determining such rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

     With respect to each Whole Loan, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, which unless otherwise specified in the related Prospectus Supplement will include the original Mortgage Note endorsed, without recourse, in blank or to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Company delivers to the Trustee or the custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. Unless otherwise provided in the related Prospectus Supplement, the related Agreements will require that the Depositor or another party specified therein promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, the relevant Asset Seller or any other prior holder of the Whole Loan.

     The Trustee (or a custodian) will review such Whole Loan documents within a specified period of days after receipt thereof, and the Trustee (or a custodian) will hold such documents in trust for the benefit of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Depositor. If the Depositor cannot cure the omission or defect within a specified number of days after receipt of such notice, then unless otherwise specified in the related Prospectus Supplement, the Depositor will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Whole Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related Prospectus Supplement, in lieu of curing any omission or defect in the Mortgage Asset or repurchasing or substituting for such Mortgage Asset, the Depositor may agree to cover any losses suffered by the Trust Fund as a result of such breach or defect.

     If so provided in the related Prospectus Supplement, the Depositor will, as to some or all of the Mortgage Loans, assign or cause to be assigned to the Trustee the related Lease Assignments. In certain cases, the Trustee, or Sub-Servicer, as applicable, may collect all moneys under the related Leases and distribute amounts, if any, required under the Lease for the payment of maintenance, insurance and taxes, to the extent specified in the related Lease agreement. The Trustee, or if so specified in the Prospectus Supplement, the Master Servicer, as agent for the Trustee, may hold the Lease in trust for the benefit of the Certificateholders.

     With respect to each CMBS in certificated form, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of such CMBS together with bond power or other instruments, certifications or documents required to transfer fully such CMBS to the Trustee for the benefit of the Certificateholders. With respect to each CMBS in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the UCC the Depositor and the Trustee will cause such CMBS to be registered directly or on the books of such clearing corporation or of a financial intermediary in the name of the Trustee for the benefit of the Certificateholders. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require that either the Depositor or the Trustee promptly cause any CMBS in certificated form not registered in the name of the Trustee to be re-registered, with the applicable persons, in the name of the Trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

     Unless otherwise provided in the related Prospectus Supplement the Depositor will, with respect to each Whole Loan, make or assign representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such Whole Loan on the schedule of Mortgage Assets appearing as an exhibit to the related Agreement; (ii) the existence of title insurance insuring the lien priority of the Whole Loan; (iii) the authority of the Warranting Party to sell the Whole Loan; (iv) the payment status of the Whole Loan and the status of payments of taxes, assessments and other charges affecting the related Mortgaged Property; (v) the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

     Any Warranting Party, if other than the Depositor, shall be an Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement. Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related Series of Certificates evidencing an interest in such Whole Loan. Unless otherwise specified in the related Prospectus Supplement, in the event of a breach of any such representation or warranty, the Warranting Party will be obligated to either cure such breach or repurchase or replace the affected Whole Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date.

     Unless otherwise provided in the related Prospectus Supplement, the Agreements will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of such Whole Loan or the interests therein of the Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Whole Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Whole Loan, unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" is equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Interest Rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to each Servicer. If so provided in the Prospectus Supplement for a Series, a Warranting Party, rather than repurchase a Whole Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such Series of Certificates, to cause the removal of such Whole Loan from the Trust Fund and substitute in its place one or more other Whole Loans, in accordance with the standards described in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a Series, a Warranting Party, rather than repurchase or substitute a Whole Loan as to which a breach has occurred, will have the option to reimburse the Trust Fund or the Certificateholders for any losses caused by such breach. Unless otherwise specified in the related Prospectus Supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of Certificates or the Trustee for a breach of representation by a Warranting Party.

     Neither the Depositor (except to the extent that it is the Warranting Party) nor any Servicer will be obligated to purchase or substitute for a Whole Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Whole Loans.

     Unless otherwise provided in the related Prospectus Supplement the Warranting Party will, with respect to a Trust Fund that includes CMBS, make or assign certain representations or warranties, as of a specified date, with respect to such CMBS, covering (i) the accuracy of the information set forth therefor on the schedule of Mortgage Assets appearing as an exhibit to the related Agreement and (ii) the authority of the Warranting Party to sell such Mortgage Assets. The related Prospectus Supplement will describe the remedies for a breach thereof.

     Each Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any such representation in a Pooling and Servicing Agreement of a Master Servicer or Special Servicer which materially and adversely affects the interests of the Certificateholders and which continues unremedied for thirty days after the giving of written notice of such breach to such Servicer by the Trustee or the Depositor, or to such Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights (unless otherwise specified in the related Prospectus Supplement), will constitute an Event of Default under such Pooling and Servicing Agreement.

ACCOUNTS

GENERAL. Each Servicer and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Mortgage Assets (collectively, the "Accounts"), which must be either (i) an account or accounts the deposits in which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the
Certificateholders have a claim with respect to the funds an Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which such Account is maintained or (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Certificates of such Series. The collateral eligible to secure amounts in an Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). An Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in certain short-term Permitted Investments. Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in an Account will be paid to a Servicer or its designee as additional servicing compensation. An Account may be maintained with an institution that is an affiliate of a Servicer provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, an Account may contain funds relating to more than one Series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to a Servicer or serviced or master serviced by it on behalf of others.

DEPOSITS. Unless otherwise provided in the related Prospectus Supplement, the appropriate Servicer will deposit or cause to be deposited in an Account on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by such
Servicer:

     (i) all payments on account of principal, including principal prepayments, on the Mortgage Assets;

     (ii) all payments on account of interest on the Mortgage Assets, including any default interest collected, in each case net of any portion thereof retained by a Servicer as its servicing compensation;

     (iii) all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each Mortgaged Property securing a Whole Loan in the Trust Fund (to the extent such proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the normal servicing procedures of a Servicer, subject to the terms and conditions of the related Mortgage and Mortgage
Note) and all proceeds of rental interruption policies, if any, insuring against losses arising from the failure of Lessees under a Lease to make timely rental payments because of certain casualty events (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Trust Fund, by foreclosure, condemnation or otherwise ("Liquidation Proceeds"), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

     (iv) any advances made as described under "Description of the Certificates-Advances in Respect of Delinquencies";

     (v)  any amounts representing Prepayment Premiums;

     (vi)  any amounts received from another Servicer;

but excluding any REO Proceeds and penalties or modification fees which may be retained by such Servicer. Unless otherwise provided in the related Agreement, REO Proceeds shall be maintained in an Account by the Special Servicer.

     Once a month the Special Servicer and any Sub-Servicer remit funds on deposit in the Account each maintains together with any P&I Advances to the Master Servicer for deposit in an Account maintained by the Master Servicer.

WITHDRAWALS. A Servicer may, from time to time, unless otherwise provided in the related Agreement and described in the related Prospectus Supplement, make withdrawals from an Account for each Trust Fund for any of the following purposes:

     (i) to reimburse a Servicer for unreimbursed amounts advanced as described under "Description of the Certificates-Advances in Respect of Delinquencies," such reimbursement to be made out of amounts received which were identified and applied by such Servicer as late collections of interest on and principal of the particular Whole Loans with respect to which the advances were made;

     (ii) to reimburse a Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Whole Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred;

     (iii) to reimburse a Servicer for any advances described in clause (i) above and any servicing expenses described in clause (ii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses (i) and (ii), respectively, such reimbursement to be made from amounts collected on other Trust Assets or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Trust Assets that is otherwise distributable on one or more classes of Subordinate Certificates, if any, remain outstanding, and otherwise any outstanding class of Certificates, of the related Series;

     (iv) if and to the extent described in the related Prospectus Supplement, to pay a Servicer interest accrued on the advances described in clause (i) above and the servicing expenses described in clause (ii) above while such remain outstanding and unreimbursed;

     (v) unless otherwise provided in the related Prospectus Supplement, to pay a Servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Account; and

     (vi) to make any other withdrawals permitted by the related Agreement and described in the related Prospectus Supplement.

     If and to the extent specified in the Prospectus Supplement amounts may be withdrawn from any Account to cover additional costs, expenses or liabilities associated with: the preparation of environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes and materials, the proper operation, management and maintenance of any Mortgaged Property acquired for the benefit of Certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property; if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences-Federal Income Tax Consequences for REMIC Certificates--Taxes That May Be Imposed on the REMIC Pool-Prohibited Transactions"; retaining an independent appraiser or other expert in real estate matters to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of such Whole Loan or property; and obtaining various opinions of counsel pursuant to the related Agreement for the benefit of Certificateholders.

DISTRIBUTION ACCOUNT. Unless otherwise specified in the related Prospectus Supplement, the Trustee will, as to each Trust Fund, establish and maintain, or cause to be established and maintained, one or more separate Accounts for the collection of payments from the Master Servicer immediately preceding each Distribution Date (the "Distribution Account"). The Trustee will also deposit or cause to be deposited in a Distribution Account the following amounts:

     (i) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related Series of Certificates as described under "Description of Credit Support";

     (ii) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds-Cash Flow Agreements";

     (iii) all proceeds of any Trust Asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by the Depositor, any Asset Seller or any other specified person, and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates-Termination" (also, "Liquidation Proceeds");

     (iv) any other amounts required to be deposited in the Distribution Account as provided in the related Agreement and described in the related Prospectus Supplement.

     The Trustee may, from time to time, unless otherwise provided in the related Agreements and described in the related Prospectus Supplement, make a withdrawal from a Distribution Account to make distributions to the Certificateholders on each Distribution Date.

OTHER COLLECTION ACCOUNTS. Notwithstanding the foregoing, if so specified in the related Prospectus Supplement, the Agreement for any Series of Certificates may provide for the establishment and maintenance of a separate collection account into which a Servicer will deposit on a daily basis the amounts described under "-Deposits" above for one or more Series of Certificates. Any amounts on deposit in any such collection account will be withdrawn therefrom and deposited into the appropriate Distribution Account by a time specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any amounts which could be withdrawn from the Distribution Account as described under "-Withdrawals"
above, may also be withdrawn from any such collection account. The Prospectus Supplement will set forth any restrictions with respect to any such collection account, including investment restrictions and any restrictions with respect to financial institutions with which any such collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

MASTER SERVICER. The Master Servicer is required under the Pooling and Servicing Agreement to make reasonable efforts to collect all scheduled payments under the Mortgage Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Mortgage Loans and held for its own account, provided such procedures are consistent with (i) the terms of the Pooling and Servicing Agreement, (ii) applicable law and (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the "Servicing Standard").

     The Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining (or causing the Mortgagor or Lessee on each Mortgage or Lease to maintain) hazard, business interruption and general liability insurance policies (and, if applicable, rental interruption policies) as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by any Mortgagor pursuant to the Mortgage Loan; processing assumptions or substitutions in those cases where the applicable Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Mortgage Loans.

     The Master Servicer shall monitor the actions of the Special Servicer to confirm compliance with the Agreements.

     Unless otherwise specified in the related Prospectus Supplement, a Master Servicer, as servicer of the Mortgage Loans, on behalf of itself, the Trustee and the Certificateholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Mortgage Loans. See "Description of Credit Support."

SPECIAL SERVICER. A Mortgagor's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the Mortgage Loan, and may call into question such Mortgagor's ability to make timely payment of taxes and to pay for necessary maintenance of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, upon the occurrence of any of the following events (each a "Servicing Transfer Event") with respect to a Mortgage Loan, servicing for such Mortgage Loan (thereafter, a "Specially Serviced Mortgage Loan") will be transferred from the Master Servicer to the Special Servicer:

     (a)  such Mortgage Loan becomes a defaulted Mortgage Loan,

     (b) the occurrence of certain events indicating the possible insolvency of the Mortgagor,

     (c) the receipt by the Master Servicer of a notice of foreclosure of any other lien on the related Mortgaged Property,

     (d)  the Master Servicer determines that a payment default is imminent,

     (e) with respect to a Balloon Mortgage Loan, no assurances have been given as to the ability of the Mortgagor to make the final payment thereon, or

     (f) the occurrence of certain other events constituting defaults under the terms of such Mortgage Loan.

     The Special Servicer is required to monitor any Mortgage Loan which is in default, contact the Mortgagor concerning the default, evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the Mortgaged Property, initiate corrective action in cooperation with the Mortgagor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Special Servicer is able to assess the success of such corrective action or the need for additional initiatives.

     The time within which the Special Servicer makes the initial determination of appropriate action evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses (or takes a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders, may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the Mortgagor, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. Under federal bankruptcy law, the Special Servicer in certain cases may not be permitted to accelerate a Mortgage Loan or to foreclose on a Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of the Mortgage Loans and the Leases."

     Any Agreement relating to a Trust Fund that includes Mortgage Loans may grant to the Master Servicer and/or the holder or holders of certain classes of Certificates a right of first refusal to purchase from the Trust Fund at a predetermined purchase price any such Mortgage Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Certificate will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "Representations and Warranties; Repurchases."

     The Special Servicer may agree to modify, waive or amend any term of any Specially Serviced Mortgage Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in its judgment, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. The Special Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Mortgage Loan if, unless otherwise provided in the related Prospectus Supplement, (i) in its judgment, a material default on the Mortgage Loan has occurred or a payment default is imminent and (ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation. The Special Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Mortgage Loan.

     The Special Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Mortgage Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on such Mortgage Loan has occurred or, in the Special Servicer's judgment, is imminent. Unless otherwise specified in the related Prospectus Supplement, the Special Servicer may not acquire title to any related Mortgaged Property or take any other action that would cause the Trustee, for the benefit of Certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that:

     (i) the Mortgaged Property is in compliance with applicable environmental laws; or if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and

     (ii) and there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation or that, if any such materials are present, taking such action with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions.

     Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Special Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within two years of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to two years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Special Servicer will be required to (i) solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and
(ii) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

     If the Trust Fund acquires title to any Mortgaged Property, the Special Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Special Servicer of any of its obligations with respect to the management and operation of such Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, any such property acquired by the Trust Fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

     The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related Trust Fund) on the operations and ownership of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of the Mortgage Loans and the Leases-Foreclosure."

     If recovery on a defaulted Mortgage Loan under any related instrument of Credit Support is not available, the Special Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If the proceeds of any liquidation of the property securing the defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon at the Mortgage Interest Rate plus the aggregate amount of expenses incurred by the Special Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Special Servicer will be entitled to withdraw or cause to be withdrawn from a related Account out of the Liquidation Proceeds recovered on any defaulted Mortgage Loan, prior to the distribution of such Liquidation Proceeds to Certificateholders, amounts representing its normal servicing compensation on the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

     If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the related instrument of Credit Support, if any, the Special Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

HAZARD INSURANCE POLICIES

     Unless otherwise specified in the related Prospectus Supplement, the Pooling and Servicing Agreement for a Trust Fund that includes Whole Loans will require the Master Servicer to cause the Mortgagor on each Whole Loan to maintain a hazard insurance policy providing for such coverage as is required under the related Mortgage. Unless otherwise specified in the related Prospectus Supplement, such coverage will be in general in an amount equal to the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by Mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in a related Account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

     The hazard insurance policies covering the Mortgaged Properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Each Pooling and Servicing Agreement will require the Master Servicer to cause the Mortgagor on each Whole Loan, or, in certain cases, the related Lessee, to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related Mortgage, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).

     In addition, to the extent required by the related Mortgage, the Master Servicer may require the Mortgagor or related Lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance. Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by a Servicer from a related Account, with interest thereon, as provided by the Agreements.

RENTAL INTERRUPTION INSURANCE POLICY

     If so specified in the related Prospectus Supplement, the Master Servicer or the Mortgagors will maintain rental interruption insurance policies in full force and effect with respect to some or all of the Leases. Although the terms of such policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a Lessee fails to make timely rental payments under the related Lease due to a casualty event, such losses will be reimbursed to the insured. If so specified in the related Prospectus Supplement, the Master Servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the Prospectus Supplement, if such rental interruption policy is canceled or terminated for any reason (other than the exhaustion of total policy coverage), the Master Servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage that is equal to the then existing coverage of the terminated rental interruption policy; provided that if the cost of any such replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, unless otherwise specified in the related Prospectus Supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the related Prospectus Supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the Master Servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in a related Account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

     Unless otherwise specified in the related Prospectus Supplement, the Agreements will require that the Servicers obtain and maintain in effect a fidelity bond or similar form of insurance coverage
(which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of such Servicer. The related Agreements will allow a Servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer or the Special Servicer so long as certain criteria set forth in the Agreements are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Whole Loan upon any sale or other transfer of the related Mortgaged Property. Certain of the Whole Loans may contain clauses requiring the consent of the mortgagee to the creation of any other lien or encumbrance on the Mortgaged Property or due-on-encumbrance clauses entitling the mortgagee to accelerate payment of the Whole Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer, on behalf of the Trust Fund, will exercise any right the Trustee may have as mortgagee to accelerate payment of any such Whole Loan or to withhold its consent to any transfer or further encumbrance. Unless otherwise specified in the related Prospectus Supplement, any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of the Mortgage Loans and the Leases-Due-on-Sale and Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     The Prospectus Supplement for a Series of Certificates will specify whether there will be any Retained Interest in the Mortgage Assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in a Mortgage Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from Mortgagor payments as received and will not be part of the related Trust Fund.

     Unless otherwise specified in the related Prospectus Supplement, each Servicer's primary servicing compensation with respect to a Series of Certificates will come from the periodic payment to it of a portion of the interest payment on each Mortgage Asset. Since any Retained Interest and a Servicer's primary compensation are percentages of the principal balance of each Mortgage Asset, such amounts will decrease in accordance with the amortization of the Mortgage Assets. The Prospectus Supplement with respect to a Series of Certificates evidencing interests in a Trust Fund that includes Whole Loans may provide that, as additional compensation, a Servicer may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from Mortgagors and any interest or other income which may be earned on funds held in a related Account.

     The  Master  Servicer  may,  to  the  extent  provided  in  the  related
Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the Mortgage Assets, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Certificateholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein, and the fees of any Special Servicer, may be borne by the Trust Fund.

     If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Mortgage Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Distribution Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan. See "Hazard Insurance Policies" and "Description of Credit Support."

EVIDENCE AS TO COMPLIANCE

     Each Pooling and Servicing Agreement will provide that on or before a specified date in each year, beginning on a date specified therein, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the servicing by or on behalf of each Servicer was conducted in compliance with the terms of such agreements except for any exceptions the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

     Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by an officer of each Servicer to the effect that such Servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelvemonth period.

     Unless otherwise provided in the related Prospectus Supplement, copies of such annual accountants' statement and such statements of officers will be obtainable by Certificateholders and Beneficial Owners without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement; provided that such Beneficial Owner shall have certified to the Master Servicer that it is the Beneficial Owner of a Certificate.

CERTAIN MATTERS REGARDING EACH SERVICER AND THE DEPOSITOR

     The Master Servicer and the Special Servicer, or a servicer for substantially all the Whole Loans under a Pooling and Servicing Agreement will be named in the related Prospectus Supplement. Each entity serving as Servicer may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates.

     Unless otherwise specified in the related Prospectus Supplement, the related Pooling and Servicing Agreement will provide that any Servicer may resign from its obligations and duties thereunder only with the consent of the Trustee, which may not be unreasonably withheld or upon a determination that its duties under the Agreement are no longer permissible under applicable law. No such resignation will become effective until a successor servicer has assumed such Servicer's obligations and duties under the related Agreement.

     Unless otherwise  specified in  the related  Prospectus Supplement,  the
Pooling and Servicing Agreement will further provide that none of the Servicers, or any officer, employee, or agent thereof will be under any liability to the related Trust Fund or Certificateholders for any action taken, or for refraining from the taking of any action in accordance with the Servicing standards set forth in the Pooling and Servicing Agreement, in good faith pursuant to the Pooling and Servicing Agreement; provided, however, that no Servicer nor any such person will be protected against any breach of a representation or warranty made in such Pooling and Servicing Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the related Prospectus Supplement, the Depositor shall be liable only to the extent of its obligations specifically imposed upon and undertaken by the Depositor. Unless otherwise specified in the related Prospectus Supplement, the Pooling and Servicing Agreement will further provide that each Servicer will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the related Pooling and Servicing Agreement or the Mortgage Loans; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties. In addition, the Pooling and
Servicing  Agreement  will  provide  that  no  Servicer  will  be  under  any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the Pooling and Servicing Agreement and which in its opinion may involve it in any expense or liability. Any Servicer may, however, with the consent of the Trustee undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Certificateholders, and the Servicer will be entitled to be reimbursed therefor.

     Any person into which a Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which a Servicer or the Depositor is a party, or any person succeeding to the business of a Servicer or the Depositor will be the successor of such Servicer or the Depositor, as applicable, under the related Agreements.

EVENTS OF DEFAULT

     Unless otherwise provided in the related Prospectus Supplement for a Trust Fund that includes Whole Loans, Events of Default with respect to a Servicer under the related Agreements will include (i) any failure by such Servicer to distribute or cause to be distributed to the Trustee, another Servicer or the Certificateholders, any required payment within one Business Day of the date due; (ii) any failure by such Servicer to timely deliver a report that continues unremedied for two days after receipt of notice of such failure has been given to such Servicer by the Trustee or another Servicer;
(iii) any failure by such Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days after written notice of such failure has been given to such Servicer; (iv) any breach of a representation or warranty made by such Servicer under the Agreement which materially and adversely affects the interests of Certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to such Servicer; (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of such Servicer indicating its insolvency or inability to pay its obligations; and (vi) any failure by such Servicer to maintain a required license to do business or service the Mortgage Loans pursuant to the related Agreements. Material variations to the foregoing Events of Default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement.

Unless otherwise specified in the related Prospectus Supplement, the Trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the Trustee become aware of the occurrence of such an event, transmit by mail to the Depositor and all Certificateholders of the applicable Series notice of such occurrence, unless such default shall have been cured or waived.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under a Pooling and Servicing Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Certificates evidencing not less than 25% of the Voting Rights, the Trustee shall, terminate all of the rights and obligations of the related Servicer under the Agreement and in and to the Mortgage Loans (other than as a Certificateholder or as the owner of any Retained Interest), whereupon the Master Servicer (or if such Servicer is the Master Servicer, the Trustee) will succeed to all of the responsibilities, duties and liabilities of such Servicer under the Agreement and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Certificates entitled to at least 25% of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

     Unless otherwise described in the related Prospectus Supplement, the holders of Certificates representing at least 66 2/3% of the Voting Rights allocated to the respective classes of Certificates affected by any Event of Default will be entitled to waive such Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to Certificateholders described in clause (i) under "Events of Default" may be waived only by all of the Certificateholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

     No Certificateholder will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing not less than 25% of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for sixty days has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. As described under "Description of the Certificates-Book-Entry Registration and Definitive Certificates," unless and until Definitive Certificates are issued, Beneficial Owners may only exercise their rights as owners of Certificates indirectly through DTC, or their respective Participants and Indirect Participants.

AMENDMENT

     Unless otherwise specified in the related Prospectus Supplement, an Agreement may be amended by the parties thereto, without the consent of any of the holders of Certificates covered by the Agreement, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, or (iv) to comply with any requirements imposed by the Code; provided that such amendment (other than an amendment for the purpose specified in clause (iv) above) will not (as evidenced by an opinion of counsel to such effect) adversely affect in any material respect the interests of any holder of Certificates covered by the Agreement. Unless otherwise specified in the related Prospectus Supplement, the Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee, with the consent of the holders of Certificates affected thereby evidencing not less than 51% of the Voting Rights, for any purpose; provided, however, that unless otherwise specified in the related Prospectus Supplement, no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, (ii) adversely affect in any material respect the interests of the holders of any class of Certificates in a manner other than as described in (i), without the consent of the holders of all Certificates of such class or (iii) modify the provisions of such Agreement described in this paragraph without the consent of the holders of all Certificates covered by such Agreement then outstanding. However, with respect to any Series of Certificates as to which a REMIC election is to be made, the Trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Certificates are outstanding.

THE TRUSTEE

     The Trustee under each Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Trustee may have a banking relationship with the Depositor and its affiliates and with any Master Servicer and its affiliates.

DUTIES OF THE TRUSTEE

     The Trustee will make no representations as to the validity or sufficiency of any Agreement, the Certificates or any Trust Asset or related document and is not accountable for the use or application by or on behalf of any Servicer of any funds paid to such Servicer or its designee in respect of the Certificates or the Trust Assets, or deposited into or withdrawn from any Account or any other account by or on behalf of any Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Agreements. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreements.

CERTAIN MATTERS REGARDING THE TRUSTEE

     Unless otherwise specified in the related Prospectus Supplement, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Distribution Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Certificateholders during the continuance of an Event of Default, (ii) defending or prosecuting any legal action in respect of the related Agreement or Series of Certificates, (iii) being the mortgagee of record with respect to the Mortgage Loans in a Trust Fund and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Certificateholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the related Series of Certificates entitled to not less than 25% (or such higher percentage as is specified in the related Agreement with respect to any particular matter) of the Voting Rights for such Series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor, the Master Servicer, if any, and all Certificateholders. Upon receiving such notice of resignation, the Depositor is required promptly to appoint a successor trustee acceptable to the Master Servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. If at any time the Trustee shall cease to be eligible to continue as such under the related Agreements, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer, if any. Holders of the Certificates of any Series entitled to at least 51% of the Voting Rights for such Series may at any time remove the Trustee without cause and appoint a successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.


                        DESCRIPTION OF CREDIT SUPPORT

GENERAL

     For any Series of Certificates, Credit Support may be provided with respect to one or more classes thereof or the related Mortgage Assets. Credit Support may be in the form of the subordination of one or more classes of Certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related
Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one Series to the extent described therein.

     Unless otherwise provided in the related Prospectus Supplement for a Series of Certificates, the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Certificate Balance of the Certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one Series of Certificates (each, a "Covered Trust"), holders of Certificates evidencing interests in any of such Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust receiving any of its intended share of such coverage.

     If Credit Support is provided with respect to one or more classes of Certificates of a Series, or the related Mortgage Assets, the related Prospectus Supplement will include a description of (a) the nature and amount of coverage under such Credit Support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including (i) a brief description of its principal business activities, (ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement. See "Risk Factors-Credit Support Limitations."

SUBORDINATE CERTIFICATES

     If so specified in the related Prospectus Supplement, one or more classes of Certificates of a Series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Distribution Account on any Distribution Date will be subordinated to such rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

     If the Mortgage Assets for a Series are divided into separate groups, each supporting a separate class or classes of Certificates of a Series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of Mortgage Assets within the Trust Fund. The Prospectus Supplement for a Series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO THE WHOLE LOANS

     If so provided in the Prospectus Supplement for a Series of Certificates, the Whole Loans in the related Trust Fund will be covered for various default risks by insurance policies or guarantees. A copy of any such material instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related Series.

LETTER OF CREDIT

     If so provided in the Prospectus Supplement for a Series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each Series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the Certificates of the related Series.

INSURANCE POLICIES AND SURETY BONDS

     If so provided in the Prospectus Supplement for a Series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related Series, timely distributions of interest and/or full
distributions  of  principal  on  the   basis  of  a  schedule  of  principal
distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument for a Series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related Series.

RESERVE FUNDS

     If so provided in the Prospectus Supplement for a Series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a Series may also be funded over time by depositing therein a specified amount of the distributions received on the related Trust Assets as specified in the related Prospectus Supplement.

     Amounts on deposit in any reserve fund for a Series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Certificates.

     Moneys deposited in any Reserve Funds will be invested in Permitted Investments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such Series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The Reserve Fund, if any, for a Series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

     Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Certificateholders and use of investment earnings from the Reserve Fund, if any.


CREDIT SUPPORT WITH RESPECT TO CMBS

     If  so   provided  in  the   Prospectus  Supplement  for  a   Series  of
Certificates, the CMBS in the related Trust Fund and/or the Mortgage Loans underlying such CMBS may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify as to each such form of Credit Support the information indicated above with respect thereto, to the extent such information is material and available.


          CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

     The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. See "Description of the Trust Funds-Assets."

GENERAL

     All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     A mortgage either creates a lien against or constitutes a conveyance of real property between two parties: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, "Mortgagor" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the Mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the Mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the Mortgagor. At origination of a mortgage loan involving a land trust, the Mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

     The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. The Warrantying Party will make certain representations and warranties in the Agreement with respect to the Mortgage Loans which are secured by an interest in a leasehold estate. Such representation and warranties will be set forth in the Prospectus Supplement if applicable.

LEASES AND RENTS

     Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the Mortgagor assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while the Mortgagor retains a revocable license to collect the rents for so long as there is no default. Under such assignments, the Mortgagor typically assigns its right, title and interest as lessor under each lease and the income derived therefrom to the mortgagee, while retaining a license to collect the rents for so long as there is no default under the mortgage loan documentation. The manner of perfecting the mortgagee's interest in rents may depend on whether the Mortgagor's assignment was absolute or one granted as security for the loan. Failure to properly perfect the mortgagee's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for such loan. If the Mortgagor defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room rates are considered accounts receivable under the UCC; generally these rates are either assigned by the Mortgagor, which remains entitled to collect such rates absent a default, or pledged by the Mortgagor, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room rates after a default.

     Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

     Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. Such risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "Environmental Legislation" below.

PERSONALTY

     Certain types of Mortgaged Properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute "fixtures" under applicable state real property law and, hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the lender under the UCC. In order to perfect its security interest therein, the lender generally must file UCC financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.

FORECLOSURE

GENERAL. Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the Mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

     Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

JUDICIAL FORECLOSURE. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS. United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the Mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the Mortgagor's default and the likelihood that the Mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate Mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the Mortgagor failed to maintain the mortgaged property adequately or the Mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a Mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the Mortgagor.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, as discussed below, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the Mortgagor was insolvent (or the Mortgagor was rendered insolvent as a result of such sale) and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy.

NON-JUDICIAL FORECLOSURE/POWER OF SALE. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the Mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the Mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The Mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the Mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

PUBLIC SALE. A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the Mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors')
perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

     A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans which are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

     The  proceeds received  by  the referee  or  trustee from  the  sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the Mortgagor is in default. Any additional proceeds are generally payable to the Mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders. In connection with a Series of Certificates for which an election is made to qualify the Trust Fund, or a portion thereof, as a REMIC, the REMIC Provisions and the Agreement may require the Master Servicer to hire an independent contractor to operate any foreclosed property relating to Whole Loans.

RIGHTS OF REDEMPTION

     The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the Mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

     The equity of redemption is a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the Mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the Mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former Mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held for more than two years. Unless otherwise provided in the related Prospectus Supplement, with respect to a Series of Certificates for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than two years if the Internal Revenue Service grants an extension of time within which to sell such property or independent counsel renders an opinion to the effect that holding such property for such additional period is permissible under the REMIC Provisions.

ANTI-DEFICIENCY LEGISLATION

     Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related Mortgage Loan and a personal money judgment may not be obtained against the Mortgagor. Even if a mortgage loan by its terms provides for recourse to the Mortgagor, some states impose prohibitions or limitations on such recourse. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the Mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former Mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

     Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the Mortgagor. In certain other states, the lender has the option of bringing a personal action against the Mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the Mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former Mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former Mortgagor as a result of low or no bids at the judicial sale.

LEASEHOLD RISKS

     Mortgage Loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the Mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee, but the ground leases that secure Mortgage Loans may not contain some of these protective provisions, and mortgages may not contain the other protections discussed in the next paragraph. Protective ground lease provisions include the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the Mortgagor; the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee, the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

     In  addition to  the foregoing  protections, a  leasehold  mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Reform Act of 1978, as amended (Title 11 of the United States Code) (the "Bankruptcy Code"), although the enforceability of such clause has not been established. Without the protections described above, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

BANKRUPTCY LAWS

     The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

     Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment, which reduction may result from a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

     The Bankruptcy Code has been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a Mortgaged Property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the Mortgaged Properties and the cash collateral is "adequately protected" as such term is defined and interpreted under the Bankruptcy Code. It should be noted, however, that the court may find that the lender has no security interest in either pre-petition or post-petition revenues if the court finds that the loan documents do not contain language covering accounts, room rents, or other forms of personalty necessary for a security interest to attach to hotel revenues.

     Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition on so-called "ipso facto clauses" could limit the ability of the Trustee for a Series of Certificates to exercise certain contractual remedies with respect to the Leases. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate, which may delay a Trustee's exercise of such remedies for a related Series of Certificates in the event that a related Lessee or a related Mortgagor becomes the subject of a proceeding under the Bankruptcy Code. For example, a mortgagee would be stayed from enforcing a Lease Assignment by a Mortgagor related to a Mortgaged Property if the related Mortgagor was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a Lessee of a Mortgaged Property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the Lease that occurred prior to the filing of the Lessee's petition. Rents and other proceeds of a Mortgage Loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "-Leases and Rents" above.

     In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to such lease, such as the Mortgagor, as lessor under a Lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related Mortgage Loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15%, not to exceed three years, of the remaining term of the lease.

     If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset against rents reserved under the lease for the balance of the term after the date of rejection of the lease, and any such renewal or extension thereof, any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date. To the extent provided in the related Prospectus Supplement, the Lessee will agree under certain Leases to pay all amounts owing thereunder the Master Servicer without offset. To the extent that such a contractual obligation remains enforceable against the Lessee, the Lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

     In a bankruptcy or similar proceeding of a Mortgagor, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the Mortgagor, or made directly by the related Lessee, under the related Mortgage Loan to the Trust Fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

     A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a Mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

     To the extent described in the related Prospectus Supplement, certain of the Mortgagors may be partnerships. The laws governing limited partnerships in certain states provide that the commencement of a case under the
Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related Prospectus Supplement, certain limited partnership agreements of the Mortgagors may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal (assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld) that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless (i) at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or (ii) the written provisions of the limited partnership agreement permit the limited partners to agree within a specified time frame (often 60 days) after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so. In addition, the laws governing general partnerships in certain states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with  respect  to  a  general  partner  of  such  partnerships  triggers  the dissolution of such partnership, the winding up of its affairs and the distribution of its assets. Such state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a Mortgagor, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related Mortgage Loan, which may reduce the yield on the related Series of Certificates in the same manner as a principal prepayment.

     In addition, pursuant to the federal doctrine of "substantive consolidation" or to the (predominantly state law) doctrine of "piercing the corporate veil", a bankruptcy court, in the exercise of its equitable powers, also has the authority to order that the assets and liabilities of a related entity be consolidated with those of an entity before it. Thus, property ostensibly the property of one entity may be determined to be the property of a different entity in bankruptcy, the automatic stay applicable to the first bankrupt entity extended to the second and the rights of creditors of the second entity impaired in the fashion set forth above in the discussion of ordinary bankruptcy principles. Depending on facts and circumstances not wholly in existence at the time a loan is originated or transferred to the Trust Fund, the application of any of these doctrines to one or more of the mortgagors in the context of the bankruptcy of one or more of their affiliates could result in material impairment of the rights of the Certificateholders. In such a case, the respective Mortgaged Property, for example, would become property of the estate of such bankrupt affiliate. Not only would the Mortgaged Property be available to satisfy the claims of creditors of such affiliate, but an automatic stay would apply to any attempt by the Trustee to exercise remedies with respect to such Mortgaged Property. However, such an occurrence should not affect the Trustee's status as a secured creditor with respect to the Mortgagor or its security interest in the Mortgaged Property.

ENVIRONMENTAL LEGISLATION

          Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those Mortgaged Properties which are, or have been, the site of manufacturing, industrial, or disposal activity. Such environmental liabilities may give rise to (i) a diminution in value of property securing any Mortgage Loan,
(ii) limitation on the ability to foreclose against such property or (iii) in certain circumstances as more fully described below, liability for cleanup costs or other remedial activities, which liability could exceed the value of the principal balance of the related Mortgage Loan or of such Mortgaged Property. Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to such a superlien.

          The presence of hazardous or toxic substances, or the failure to remediate such property properly, may adversely affect the market value of the property, as well as the owner's ability to sell or use the real estate or to borrow using the real estate as collateral. In addition, certain environmental laws and common law principles govern the responsibility for the removal, encapsulation or disturbance of asbestos containing materials ("ACMs") when these ACMs are in poor condition or when a property with ACMs is undergoing repair, renovation or demolition. Such laws could also be used to impose liability upon owners and operators of real properties for release of ACMs into the air that cause personal injury or other damage. In addition to cleanup and natural resource damages actions brought by federal, state, and local agencies and private parties, the presence of hazardous substances on a property may lead to claims of personal injury, property damage, or other claims by private plaintiffs.

          Under the federal Comprehensive Environmental Response, Compensation, and Liability Act, as amended, ("CERCLA"), and under state law in certain states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in certain circumstances for the costs of cleaning up hazardous substances regardless of whether or not that secured party contaminated the property. Liability under some federal or state statutes may not be limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Many states have laws similar to CERCLA.

          Lenders may be held liable under CERCLA as owners or operators of a contaminated property unless they qualify for the secured-creditor exemption of CERCLA. This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property (whether it holds the facility or property as an investment or leases it to a third party), the lender may incur potential CERCLA liability. This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 (the "Asset Conservation Act"), which took effect on September 30, 1996. The Asset Conservation Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the operational affairs of the property or the borrower. The Asset Conservation Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all or substantially all operational functions of the secured property.

          Other federal and state laws in certain circumstances may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present. Moreover, certain federal and state statutes impose a lien for any cleanup costs incurred by the applicable governmental agency on the property that is the subject of such cleanup costs (an "environmental lien"). All subsequent liens on such property generally are subordinated to such environmental liens and, in some states, even prior recorded liens are subordinated to environmental liens.

     It should be noted that the secured creditor exclusion does not govern liability for cleanup costs under other federal environmental statutes. CERCLA's jurisdiction extends to the investigation and remediation of releases of "hazardous substances." The definition of "hazardous substances" under CERCLA specifically excludes petroleum products. Under federal law, the operation and management of underground petroleum storage tanks (excluding heating oil) is governed by Subtitle I of the Resource Conservation and Recovery Act ("RCRA"). The Asset Conservation Act amended RCRA to accord the holders of security interests in underground storage tanks similar protections provided to secured creditors under CERCLA. However, liability for cleanup of petroleum contamination will most likely be governed by state law, which may not provide any specific protection for secured creditors.

     If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the Trust Fund and occasion a loss to Certificateholders in certain circumstances described above if such remedial costs were incurred.

     The related Agreement will provide that the Special Servicer, acting on behalf of the Trustee, may not acquire title to a Mortgaged Property or take over its operation unless the Special Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental assessments, that: (i) such Mortgaged Property is in compliance with applicable environmental laws, or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions and (ii) there are no circumstances present at the Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation. This requirement effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental inquiry is undertaken, or that, if any Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions, reducing the likelihood that a given Trust Fund will become liable for any condition or circumstance that may give rise to any environmental claim (an "Environmental Hazard Condition") affecting a Mortgaged Property, but making it more difficult to realize on the security for the Mortgage Loan. However, there can be no assurance that any environmental assessment obtained by the Special Servicer will detect all possible Environmental Hazard Conditions, that any estimate of the costs of effecting compliance at any Mortgaged Property and the recovery thereon will be correct, or that the other requirements of the Agreement, even if fully observed by the Master Servicer or Special Servicer, as the case may be, will in fact insulate a given Trust Fund from liability for Environmental Hazard Conditions. Any additional restrictions on acquiring titles to a Mortgaged Property may be set forth in the related Prospectus Supplement. See "Description of the Agreements Realization Upon Defaulted Whole Loans."

     Unless otherwise specified in the related Prospectus Supplement, the Depositor generally will not have determined whether environmental assessments have been conducted with respect to the Mortgaged Properties relating to the Mortgage Loans included in the Mortgage Pool for a Series, and it is likely that any environmental assessments which would have been conducted with respect to any of the Mortgaged Properties would have been conducted at the time of the origination of the related Mortgage Loans and not thereafter. If specified in the related Prospectus Supplement, a Warranting Party will represent and warrant that based on an environmental audit commissioned by Warranting Party, as of the date of the origination of a Mortgage Loan, the related Mortgaged Property is not affected by a Disqualifying Condition (as defined below). No such person will however, be responsible for any Disqualifying Condition which may arise on a Mortgaged Property after the date of origination of the related Mortgage Loan, whether due to actions of the Mortgagor, the Master Servicer, the Special Servicer or any other person. It may not always be possible to determine whether a Disqualifying Condition arose prior or subsequent to the date of the origination of the related Mortgage Loan.

     A "Disqualifying Condition" is defined generally as a condition which would reasonably be expected to (1) constitute or result in a violation of applicable environmental laws, (2) require any expenditure material in relation to the principal balance of the related Mortgage Loan to achieve or maintain compliance in all material respects with any applicable environmental laws, or (3) require substantial cleanup, remedial action or other extraordinary response under any applicable environmental laws in excess of a specified escrowed amount.

     "Hazardous Materials" are generally defined under several federal and state statutes, and include dangerous toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA, and specifically including, asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products and urea formaldehyde.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

     Certain of the Mortgage Loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the Mortgagor sells or otherwise transfers or encumbers the mortgaged property. Certain of these clauses may provide that, upon an attempted breach thereof by the Mortgagor of an otherwise non-recourse loan, the Mortgagor becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to certain limited exceptions. Unless otherwise provided in the related Prospectus Supplement, a Master Servicer, on behalf of the Trust Fund, will determine whether to exercise any right the Trustee may have as mortgagee to accelerate payment of any such Mortgage Loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the Servicing Standard.

     In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

SUBORDINATE FINANCING

     Where the Mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the Mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the Mortgagor (as junior loans often do) and the senior loan does not, a Mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the Mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the Mortgagor is additionally burdened. Third, if the Mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT CHARGES AND PREPAYMENTS

     Forms of notes and mortgages used by lenders may contain provisions obligating the Mortgagor to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit such prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a Mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a Mortgagor as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a Prepayment Premium is required to be made on a Mortgage Loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher Mortgage Interest Rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.

ACCELERATION ON DEFAULT

     Unless otherwise specified in the related Prospectus Supplement, some of the Mortgage Loans included in the Mortgage Pool for a Series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the Mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the Mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential (including multifamily but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

     In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no Mortgage Loan originated after the date of such state action will be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the Mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

     Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

CERTAIN LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

     The Mortgaged Properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a Mortgage Property which could, together with the possibility of limited alternative uses for a particular Mortgaged Property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related Mortgage Loan. Mortgages on Mortgaged Properties which are owned by the Mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged Properties which are hotels or motels may present additional risk in that hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator, and the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. In addition, Mortgaged Properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of such properties.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the Mortgagor in its capacity as owner or landlord, the ADA may also impose such requirements on a foreclosing lender who succeeds to the interest of the Mortgagor as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the Mortgagor of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the Mortgagor is subject.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Mortgagor who enters military service after the origination of such Mortgagor's Mortgage Loan (including a Mortgagor who was in reserve status and is called to active duty after origination of the Mortgage Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to Mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to Mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related Series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

     Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

          The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Certificates. The discussion below does not purport to address all federal income tax consequences that may be applicable to particular categories of investors, some of which may be subject to special rules. The authorities on which this discussion is based are subject to change or differing interpretations, and any such change or interpretation could apply retroactively. This discussion reflects the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), as well as regulations (the "REMIC Regulations") promulgated by the U.S. Department of Treasury (the "Treasury"). Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates.

          For purposes of this discussion, (i) references to the Mortgage Loans include references to the mortgage loans underlying CMBS included in the Mortgage Assets and (ii) where the applicable Prospectus Supplement provides for a fixed retained yield with respect to the Mortgage Loans underlying a series of Certificates, references to the Mortgage Loans will be deemed to refer to that portion of the Mortgage Loans held by the Trust Fund which does not include the Retained Interest. References to a "holder" or "Certificateholder" in this discussion generally mean the beneficial owner of a Certificate.

           Federal Income Tax Consequences for REMIC Certificates
           _______________________________________________________

General

          With respect to a particular series of Certificates, an election may be made to treat the Trust Fund or one or more segregated pools of assets therein as one or more REMICs within the meaning of Code Section 860D. A Trust Fund or a portion thereof as to which a REMIC election will be made will be referred to as a "REMIC Pool". For purposes of this discussion, Certificates of a series as to which one or more REMIC elections are made are referred to as "REMIC Certificates" and will consist of one or more Classes of "REMIC Regular Certificates" and one Class of "REMIC Residual Certificates" in the case of each REMIC Pool. Qualification as a REMIC requires ongoing compliance with certain conditions. With respect to each series of REMIC Certificates, Cadwalader, Wickersham & Taft, special counsel to the Depositor, has advised the Depositor that in the firm's opinion, assuming (i) the making of such an election, (ii) compliance with the Pooling Agreement and (iii) compliance with any changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder, each REMIC Pool will qualify as a REMIC. In such case, the REMIC Regular Certificates will be considered to be "regular interests" in the REMIC Pool and generally will be treated for federal income tax purposes as if they were newly originated debt instruments, and the REMIC Residual Certificates will be considered to be "residual interests" in the REMIC Pool. The Prospectus Supplement for each series of Certificates will indicate whether one or more REMIC elections with respect to the related Trust Fund will be made, in which event references to "REMIC" or "REMIC Pool" herein shall be deemed to refer to each such REMIC Pool. If so specified in the applicable Prospectus Supplement, the portion of a Trust Fund as to which a REMIC election is not made may be treated asa grantor trust for federal income taxpurposes. See "-- Federal Income Tax Consequences for Certificates as to Which No REMIC Election Is Made".

STATUS OF REMIC CERTIFICATES

          REMIC Certificates held by a domestic building and loan association will constitute "a regular or residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), but only in the same proportion that the assets of the REMIC Pool would be treated as "loans . . . secured by an interest in real property which is . . . residential real property" (such as single family or multifamily properties, but not commercial properties) within the meaning of Code Section 7701(a)(19)(C)(v) or as other assets described in Code Section 7701(a)(19)(C), and otherwise will not qualify for such treatment. REMIC Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(A), and interest on the REMIC Regular Certificates and income with respect to REMIC Residual Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the REMIC Pool would be so treated. If at all times 95% or more of the assets of the REMIC Pool qualify for each of the foregoing respective treatments, the REMIC Certificates will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on the Mortgage Loans that are reinvested pending distribution to holders of REMIC Certificates qualify for such treatment. Where two REMIC Pools are a part of a tiered structure they will be treated as one REMIC for purposes of the tests described above respecting asset ownership of more or less than 95%. In addition, if the assets of the REMIC include Buy-Down Mortgage Loans, it is possible that the percentage of such assets constituting "loans . . . secured by an interest in real property which is . . . residential real property" for purposes of Code Section 7701(a)(19)(C)(v) may be required to be reduced by the amount of the related Buy-Down Funds. REMIC Certificates held by a regulated investment company will not constitute "Government
Securities" within the meaning of Code Section 851(b)(4)(A)(i). REMIC Certificates held by certain financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1). The Small Business Job Protection Act of 1996 (the "SBJPA of 1996") repealed the reserve method for bad debts of domestic building and loan associations and mutual savings banks, and thus has eliminated the asset category of "qualifying real property loans" in former Code Section 593(d) for taxable years beginning after December 31, 1995. The requirement in the SBJPA of 1996 that such institutions must "recapture" a portion of their existing bad debt reserves is suspended if a certain portion of their assets are maintained in "residential loans" under Code Section 7701(a)(19)(C)(v), but only if such loans were made to acquire, construct or improve the related real property and not for the purpose of refinancing. However, no effort will be made to identify the portion of the Mortgage Loans of any Series meeting this requirement, and no representation is made in this regard.

QUALIFICATION AS A REMIC

          In order for the REMIC Pool to qualify as a REMIC, there must be ongoing compliance on the part of the REMIC Pool with the requirements set forth in the Code. The REMIC Pool must fulfill an asset test, which requires that no more than a de minimis portion of the assets of the REMIC Pool, as of the close of the third calendar month beginning after the "Startup Day" (which for purposes of this discussion is the date of issuance of the REMIC Certificates) and at all times thereafter, may consist of assets other than "qualified mortgages" and "permitted investments". The REMIC Regulations provide a safe harbor pursuant to which the de minimis requirement is met if at all times the aggregate adjusted basis of the nonqualified assets is less than 1% of the aggregate adjusted basis of all the REMIC Pool's assets. An entity that fails to meet the safe harbor may nevertheless demonstrate that it holds no more than a de minimis amount of nonqualified assets. A REMIC also must provide "reasonable arrangements" to prevent its residual interest from being held by "disqualified organizations" and must furnish applicable tax information to transferors or agents that violate this requirement. The Pooling Agreement for each Series will contain a provision designed to meet this requirement. See "Taxation of REMIC Residual Certificates--Tax-Related Restrictions on Transfer of REMIC Residual Certificates--Disqualified Organizations".

          A qualified mortgage is any obligation that is principally secured by an interest in real property and that is either transferred to the REMIC Pool on the Startup Day or is purchased by the REMIC Pool within a three-month period thereafter pursuant to a fixed price contract in effect on the Startup Day. Qualified mortgages include whole mortgage loans, such as the Mortgage Loans, certificates of beneficial interest in a grantor trust that holds mortgage loans, including certain of the CMBS, regular interests in another REMIC, such as CMBS in a trust as to which a REMIC election has been made, loans secured by timeshare interests and loans secured by shares held by a tenant stockholder in a cooperative housing corporation, provided, in general, (i) the fair market value of the real property security (including buildings and structural components thereof) is at least 80% of the principal balance of the related Mortgage Loan or mortgage loan underlying the Mortgage Certificate either at origination or as of the Startup Day (an original loan-to-value ratio of not more than 125% with respect to the real property security) or (ii) substantially all the proceeds of the Mortgage Loan or the underlying mortgage loan were used to acquire, improve or protect an interest in real property that, at the origination date, was the only security for the Mortgage Loan or underlying mortgage loan. If the Mortgage Loan has been substantially modified other than in connection with a default or reasonably foreseeable default, it must meet the loan-to-value test in (i) of the preceding sentence as of the date of the last such modification or at closing. A qualified mortgage includes a qualified replacement mortgage, which is any property that would have been treated as a qualified mortgage if it were transferred to the REMIC Pool on the Startup Day and that is received either (i) in exchange for any qualified mortgage within a three-month period thereafter or (ii) in exchange for a "defective obligation" within a two-year period thereafter. A "defective obligation" includes (i) a mortgage in default or as to which default is reasonably foreseeable, (ii) a mortgage as to which a customary representation or warranty made at the time of transfer to the REMIC Pool has been breached, (iii) a mortgage that was fraudulently procured by the mortgagor, and (iv) a mortgage that was not in fact principally secured by real property (but only if such mortgage is disposed of within 90 days of discovery). A Mortgage Loan that is "defective" as described in clause (iv) that is not sold or, if within two years of the Startup Day, exchanged, within 90 days of discovery, ceases to be a qualified mortgage after such 90-day period.

          Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. A cash flow investment is an investment, earning a return in the nature of interest, of amounts received on or with respect to qualified mortgages for a temporary period, not exceeding 13 months, until the next scheduled distribution to holders of interests in the REMIC Pool. A qualified reserve asset is any intangible property held for investment that is part of any reasonably required reserve maintained by the REMIC Pool to provide for payments of expenses of the REMIC Pool or amounts due on the regular or residual interests in the event of defaults (including delinquencies) on the qualified mortgages, lower than expected reinvestment returns, prepayment interest shortfalls and certain other contingencies. The reserve fund will be disqualified if more than 30% of the gross income from the assets in such fund for the year is derived from the sale or other disposition of property held for less than three months, unless required to prevent a default on the regular interests caused by a default on one or more qualified mortgages. A reserve fund must be reduced "promptly and appropriately" as payments on the Mortgage Loans are received. Foreclosure property is real property acquired by the REMIC Pool in connection with the default or imminent default of a qualified mortgage and generally held for not more than two years, with extensions granted by the Internal Revenue Service (the "Service").

          In addition to the foregoing requirements, the various interests in a REMIC Pool also must meet certain requirements. All of the interests in a REMIC Pool must be either of the following: (i) one or more classes of regular interests or (ii) a single class of residual interests on which distributions, if any, are made pro rata. A regular interest is an interest in a REMIC Pool that is issued on the Startup Day with fixed terms, is designated as a regular interest, and unconditionally entitles the holder to receive a specified principal amount (or other similar amount), and provides that interest payments (or other similar amounts), if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate, or consist of a specified, nonvarying portion of the interest payments on qualified mortgages. Such a specified portion may consist of a fixed number of basis points, a fixed percentage of the total interest, or a fixed or qualified variable or inverse variable rate on some or all of the qualified mortgages minus a different fixed or qualified variable rate. The specified principal amount of a regular interest that provides for interest payments consisting of a specified, nonvarying portion of interest payments on qualified mortgages may be zero. A residual interest is an interest in a REMIC Pool other than a regular interest that is issued on the Startup Day and that is designated as a residual interest.

An interest in a REMIC Pool may be treated as a regular interest even if payments of principal with respect to such interest are subordinated to payments on other regular interests or the residual interest in the REMIC Pool, and are dependent on the absence of defaults or delinquencies on qualified mortgages or permitted investments, lower than reasonably expected returns on permitted investments, unanticipated expenses incurred by the REMIC Pool or prepayment interest shortfalls. Accordingly, the REMIC Regular Certificates of a series will constitute one or more classes of regular interests, and the REMIC Residual Certificates with respect to that series will constitute a single class of residual interests on which distributions are made pro rata.

          If an entity, such as the REMIC Pool, fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and the REMIC Regular Certificates may be treated as equity interests therein. The Code, however, authorizes the Treasury Department to issue regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of the REMIC Pool would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC Pool's income for the period of time in which the requirements for REMIC status are not satisfied.

Taxation of REMIC Regular Certificates

General
_______

          In general, interest, original issue discount and market discount on a REMIC Regular Certificate will be treated as ordinary income to a holder of the REMIC Regular Certificate (the "REMIC Regular Certificateholder") as they accrue, and principal payments on a REMIC Regular Certificate will be treated as a return of capital to the extent of the REMIC Regular Certificateholder's basis in the REMIC Regular Certificate allocable thereto. REMIC Regular Certificateholders must use the accrual method of accounting with regard to REMIC Regular Certificates, regardless of the method of accounting otherwise used by such REMIC Regular Certificateholders.

ORIGINAL ISSUE DISCOUNT

          Accrual Certificates and principal-only Certificates will be, and other Classes of REMIC Regular Certificates may be, issued with "original issue discount" within the meaning of Code Section 1273(a). Holders of any Class of REMIC Regular Certificates having original issue discount generally must include original issue discount in ordinary income for federal income tax purposes as it accrues, in accordance with the constant yield method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The following discussion is based in part on temporary and final Treasury regulations issued on February 2, 1994, as amended on June 14, 1996 (the "OID Regulations") under Code Sections 1271 through 1273 and 1275 and in part on the provisions of the 1986 Act. REMIC Regular Certificateholders should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates. To the extent such issues are not addressed in such regulations, the Depositor intends to apply the methodology described in the Conference Committee Report to the 1986 Act. No assurance can be provided that the Service will not take a different position as to those matters not currently addressed by the OID Regulations. Moreover, the OID Regulations include an anti-abuse rule allowing the Service to apply or depart from the OID Regulations where necessary or appropriate to ensure a reasonable tax result in light of the applicable statutory provisions. A tax result will not be considered unreasonable under the anti-abuse rule in the absence of a substantial effect on the present value of a taxpayer's tax liability. Investors are advised to consult their own tax advisors as to the discussion herein and the appropriate method for reporting interest and original issue discount with respect to the REMIC Regular Certificates.

          Each REMIC Regular Certificate (except to the extent described below with respect to a REMIC Regular Certificate on which principal is distributed by random lot ("Random Lot Certificates")) will be treated as a single installment obligation for purposes of determining the original issue discount includible in a REMIC Regular Certificateholder's income. The total amount of original issue discount on a REMIC Regular Certificate is the excess of the "stated redemption price at maturity" of the REMIC Regular Certificate over its "issue price". The issue price of a Class of REMIC Regular Certificates offered pursuant to this Prospectus generally is the first price at which a substantial amount of REMIC Regular Certificates of that Class is sold to the public (excluding bond houses, brokers and underwriters). Although unclear under the OID Regulations, the Depositor intends to treat the issue price of a Class as to which there is no substantial sale as of the issue date or that is retained by the Depositor as the fair market value of that Class as of the issue date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial REMIC Regular Certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate, unless the REMIC Regular Certificateholder elects on its federal income tax return to exclude such amount from the issue price and to recover it on the first Distribution Date. The stated redemption price at maturity of a REMIC Regular Certificate always includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of stated interest if such interest distributions constitute "qualified stated interest". Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or a qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Because there is no penalty or default remedy in the case of nonpayment of interest with respect to a REMIC Regular Certificate, it is possible that no interest on any Class of REMIC Regular Certificates will be treated as qualified stated interest. However, except as provided in the following three sentences or in the applicable Prospectus Supplement, because the underlying Mortgage Loans provide for remedies in the event of default, the Depositor intends to treat interest with respect to the REMIC Regular Certificates as qualified stated interest. Distributions of interest on an Accrual Certificate, or on other REMIC Regular Certificates with respect to which deferred interest will accrue, will not constitute qualified stated interest, in which case the stated redemption price at maturity of such REMIC Regular Certificates includes all distributions of interest as well as principal thereon. Likewise, the Depositor intends to treat an "interest only" class, or a class on which interest is substantially disproportionate to its principal amount (a so-called "super-premium" class) as having no qualified stated interest. Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, the interest attributable to the additional days will be included in the stated redemption price at maturity.

          Under a de minimis rule, original issue discount on a REMIC Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. The Conference Committee Report to the 1986 Act provides that the schedule of such distributions should be determined in accordance with the assumed rate of prepayment of the Mortgage Loans (the "Prepayment Assumption") and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates. The Prepayment Assumption with respect to a Series of REMIC Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis original issue discount pro rata as principal payments are received, and such income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, under the OID Regulations, REMIC Regular Certificateholders may elect to accrue all de minimis original issue discount as well as market discount and market premium under the constant yield method. See "Election to Treat All Interest Under the Constant Yield Method".

          A REMIC Regular Certificateholder generally must include in gross income for any taxable year the sum of the "daily portions," as defined below, of the original issue discount on the REMIC Regular Certificate accrued during an accrual period for each day on which it holds the REMIC Regular Certificate, including the date of purchase but excluding the date of disposition. The Depositor will treat the monthly period ending on the day before each Distribution Date as the accrual period. With respect to each REMIC Regular Certificate, a calculation will be made of the original issue discount that accrues during each successive full accrual period (or shorter period from the date of original issue) that ends on the day before the related Distribution Date on the REMIC Regular Certificate. The Conference Committee Report to the 1986 Act states that the rate of accrual of original issue discount is intended to be based on the Prepayment Assumption. Other than as discussed below with respect to a Random Lot Certificate, the original issue discount accruing in a full accrual period would be the excess, if any, of (i) the sum of (a) the present value of all of the remaining distributions to be made on the REMIC Regular Certificate as of the end of that accrual period that are included in the REMIC Regular Certificate's stated redemption price at maturity and (b) the distributions made on the REMIC Regular Certificate during the accrual period that are included in the REMIC Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of the REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence is calculated based on
(i) the yield to maturity of the REMIC Regular Certificate at the issue date,
(ii) events (including actual prepayments) that have occurred prior to the end of the accrual period and (iii) the Prepayment Assumption. For these purposes, the adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period equals the issue price of the REMIC Regular Certificate, increased by the aggregate amount of original issue discount with respect to the REMIC Regular Certificate that accrued in all prior accrual periods and reduced by the amount of distributions included in the REMIC Regular Certificate's stated redemption price at maturity that were made on the REMIC Regular Certificate in such prior periods. The original issue discount accruing during any accrual period (as determined in this paragraph) will then be divided by the number of days in the period to determine the daily portion of original issue discount for each day in the period. With respect to an initial accrual period shorter than a full accrual period, the daily portions of original issue discount must be determined according to an appropriate allocation under any reasonable method.

          Under the method described above, the daily portions of original issue discount required to be included in income by a REMIC Regular Certificateholder generally will increase to take into account prepayments on the REMIC Regular Certificates as a result of prepayments on the Mortgage Loans that exceed the Prepayment Assumption, and generally will decrease (but not below zero for any period) if the prepayments are slower than the Prepayment Assumption. An increase in prepayments on the Mortgage Loans with respect to a Series of REMIC Regular Certificates can result in both a change in the priority of principal payments with respect to certain Classes of REMIC Regular Certificates and either an increase or decrease in the daily portions of original issue discount with respect to such REMIC Regular Certificates.

          In the case of a Random Lot Certificate, the Depositor intends to determine the yield to maturity of such Certificate based upon the anticipated payment characteristics of the Class as a whole under the Prepayment Assumption. In general, the original issue discount accruing on each Random Lot Certificate in a full accrual period would be its allocable share of the original issue discount with respect to the entire Class, as determined in accordance with the preceding paragraph. However, in the case of a distribution in retirement of the entire unpaid principal balance of any Random Lot Certificate (or portion of such unpaid principal balance), (a) the remaining unaccrued original issue discount allocable to such Certificate (or to such portion) will accrue at the time of such distribution, and (b) the accrual of original issue discount allocable to each remaining Certificate of such Class (or the remaining unpaid principal balance of a partially redeemed Random Lot Certificate after a distribution of principal has been received) will be adjusted by reducing the present value of the remaining payments on such Class and the adjusted issue price of such Class to the extent attributable to the portion of the unpaid principal balance thereof that was distributed. The Depositor believes that the foregoing treatment is consistent with the "pro rata prepayment" rules of the OID Regulations, but with the rate of accrual of original issue discount determined based on the Prepayment Assumption for the Class as a whole. Investors are advised to consult their tax advisors as to this treatment.

Acquisition Premium
___________________

          A purchaser of a REMIC Regular Certificate at a price greater than its adjusted issue price but less than its stated redemption price at maturity will be required to include in gross income the daily portions of the original issue discount on the REMIC Regular Certificate reduced pro rata by a fraction, the numerator of which is the excess of its purchase price over such adjusted issue price and the denominator of which is the excess of the remaining stated redemption price at maturity over the adjusted issue price. Alternatively, such a subsequent purchaser may elect to treat all such acquisition premium under the constant yield method, as described below under the heading "Election to Treat All Interest Under the Constant Yield Method".

VARIABLE RATE REMIC REGULAR CERTIFICATES

          REMIC Regular Certificates may provide for interest based on a variable rate. Under the OID Regulations, interest is treated as payable at a variable rate if, generally, (i) the issue price does not exceed the original principal balance by more than a specified amount and (ii) the interest compounds or is payable at least annually at current values of (a) one or more "qualified floating rates", (b) a single fixed rate and one or more qualified floating rates, (c) a single "objective rate", or (d) a single fixed rate and a single objective rate that is a "qualified inverse floating rate". A floating rate is a qualified floating rate if variations in the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds, where such rate is subject to a fixed multiple that is greater than 0.65, but not more than 1.35. Such rate may also be increased or decreased by a fixed spread or subject to a fixed cap or floor, or a cap or floor that is not reasonably expected as of the issue date to affect the yield of the instrument significantly. An objective rate (other than a qualified floating rate) is a rate that is determined using a single fixed formula and that is based on objective financial or economic information, provided that such information is not (i) within the control of the issuer or a related party or (ii) unique to the circumstances of the issuer or a related party. A qualified inverse floating rate is a rate equal to a fixed rate minus a qualified floating rate that inversely reflects contemporaneous variations in the cost of newly borrowed funds; an inverse floating rate that is not a qualified floating rate may nevertheless be an objective rate. A Class of REMIC Regular Certificates may be issued under this Prospectus that does not have a variable rate under the OID Regulations, for example, a Class that bears different rates at different times during the period it is outstanding such that it is considered significantly "front-loaded" or "back-loaded" within the meaning of the OID Regulations. It is possible that such a Class may be considered to bear "contingent interest" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to REMIC Regular Certificates. However, if final regulations dealing with contingent interest with respect to REMIC Regular Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion than would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest REMIC Regular Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate treatment of any REMIC Regular Certificate that does not pay interest at a fixed rate or variable rate as described in this paragraph.

          Under the REMIC Regulations, a REMIC Regular Certificate (i) bearing a rate that qualifies as a variable rate under the OID Regulations that is tied to current values of a variable rate (or the highest, lowest or average of two or more variable rates), including a rate based on the average cost of funds of one or more financial institutions, or a positive or negative multiple of such a rate (plus or minus a specified number of basis points), or that represents a weighted average of rates on some or all of the Mortgage Loans, including such a rate that is subject to one or more caps or floors, or (ii) bearing one or more such variable rates for one or more periods or one or more fixed rates for one or more periods, and a different variable rate or fixed rate for other periods qualifies as a regular interest in a REMIC. Accordingly, unless otherwise indicated in the applicable Prospectus Supplement, the Depositor intends to treat REMIC Regular Certificates that qualify as regular interests under this rule in the same manner as obligations bearing a variable rate for original issue discount reporting purposes.

          The amount of original issue discount with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "Original Issue Discount" with the yield to maturity and future payments on such REMIC Regular Certificate generally to be determined by assuming that interest will be payable for the life of the REMIC Regular Certificate based on the initial rate (or, if different, the value of the applicable variable rate as of the pricing date) for the relevant Class. Unless otherwise specified in the applicable Prospectus Supplement, the Depositor intends to treat such variable interest as qualified stated interest, other than variable interest on an interest-only or super-premium Class, which will be treated as non-qualified stated interest includible in the stated redemption price at maturity. Ordinary income reportable for any period will be adjusted based on subsequent changes in the applicable interest rate index.

          Although unclear under the OID Regulations, unless required otherwise by applicable final regulations, the Depositor intends to treat REMIC Regular Certificates bearing an interest rate that is a weighted average of the net interest rates on Mortgage Loans or Mortgage Certificates having fixed or adjustable rates, as having qualified stated interest, except to the extent that initial "teaser" rates cause sufficiently "back-loaded" interest to create more than de minimis original issue discount. The yield on such REMIC Regular Certificates for purposes of accruing original issue discount will be a hypothetical fixed rate based on the fixed rates, in the case of fixed rate Mortgage Loans, and initial "teaser rates" followed by fully indexed rates, in the case of adjustable rate Mortgage Loans. In the case of adjustable rate Mortgage Loans, the applicable index used to compute interest on the Mortgage Loans in effect on the pricing date (or possibly the issue date) will be deemed to be in effect beginning with the period in which the first weighted average adjustment date occurring after the issue date occurs. Adjustments will be made in each accrual period either increasing or decreasing the amount of ordinary income reportable to reflect the actual Pass-Through Rate on the REMIC Regular Certificates.

Deferred Interest
_________________

          Under the OID Regulations, all interest on a REMIC Regular Certificate as to which there may be Deferred Interest is includible in the stated redemption price at maturity thereof. Accordingly, any Deferred Interest that accrues with respect to a Class of REMIC Regular Certificates may constitute income to the holders of such REMIC Regular Certificates prior to the time distributions of cash with respect to such Deferred Interest are made.

MARKET DISCOUNT

          A purchaser of a REMIC Regular Certificate also may be subject to the market discount rules of Code Section 1276 through 1278. Under these Code sections and the principles applied by the OID Regulations in the context of original issue discount, "market discount" is the amount by which the purchaser's original basis in the REMIC Regular Certificate (i) is exceeded by the then-current principal amount of the REMIC Regular Certificate or (ii) in the case of a REMIC Regular Certificate having original issue discount, is exceeded by the adjusted issue price of such REMIC Regular Certificate at the time of purchase. Such purchaser generally will be required to recognize ordinary income to the extent of accrued market discount on such REMIC Regular Certificate as distributions includible in the stated redemption price at maturity thereof are received, in an amount not exceeding any such distribution. Such market discount would accrue in a manner to be provided in Treasury regulations and should take into account the Prepayment Assumption. The Conference Committee Report to the 1986 Act provides that until such regulations are issued, such market discount would accrue either (i) on the basis of a constant interest rate or (ii) in the ratio of stated interest allocable to the relevant period to the sum of the interest for such period plus the remaining interest as of the end of such period, or in the case of a REMIC Regular Certificate issued with original issue discount, in the ratio of original issue discount accrued for the relevant period to the sum of the original issue discount accrued for such period plus the remaining original issue discount as of the end of such period. Such purchaser also generally will be required to treat a portion of any gain on a sale or exchange of the REMIC Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income as partial distributions in reduction of the stated redemption price at maturity were received. Such purchaser will be required to defer deduction of a portion of the excess of the interest paid or accrued on indebtedness incurred to purchase or carry a REMIC Regular Certificate over the interest distributable thereon. The deferred portion of such interest expense in any taxable year generally will not exceed the accrued market discount on the REMIC Regular Certificate for such year. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized or the REMIC Regular Certificate is disposed of. As an alternative to the inclusion of market discount in income on the foregoing basis, the REMIC Regular Certificateholder may elect to include market discount in income currently as it accrues on all market discount instruments acquired by such REMIC Regular Certificateholder in that taxable year or thereafter, in which case the interest deferral rule will not apply. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which such election may be deemed to be made.

          Market discount with respect to a REMIC Regular Certificate will be considered to be zero if such market discount is less than 0.25% of the remaining stated redemption price at maturity of such REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate (determined as described above in the third paragraph under "Original Issue Discount") remaining after the date of purchase. It appears that de minimis market discount would be reported in a manner similar to de minimis original issue discount. See "Original Issue Discount" above. Treasury regulations implementing the market discount rules have not yet been issued, and therefore investors should consult their own tax advisors regarding the application of these rules. Investors should also consult Revenue Procedure 92-67 concerning the elections to include market discount in income currently and to accrue market discount on the basis of the constant yield method.

Premium
_______

          A REMIC Regular Certificate purchased at a cost greater than its remaining stated redemption price at maturity generally is considered to be purchased at a premium. If the REMIC Regular Certificateholder holds such REMIC Regular Certificate as a "capital asset" within the meaning of Code
Section 1221,  the  REMIC  Regular  Certificateholder may  elect  under  Code
Section 171 to amortize such premium under the constant yield method. The Conference Committee Report to the 1986 Act indicates a Congressional intent that the same rules that will apply to the accrual of market discount on installment obligations will also apply to amortizing bond premium under Code
Section 171 on installment obligations such as the REMIC Regular Certificates, although it is unclear whether the alternatives to the constant yield method described above under "Market Discount" are available. Amortizable bond premium will be treated as an offset to interest income on a REMIC Regular Certificate rather than as a separate deduction item. See "Election to Treat All Interest Under the Constant Yield Method" below regarding an alternative manner in which the Code Section 171 election may be deemed to be made.

Election to Treat All Interest Under the Constant Yield Method
______________________________________________________________

          A holder of a debt instrument such as a REMIC Regular Certificate may elect to treat all interest that accrues on the instrument using the constant yield method, with none of the interest being treated as qualified stated interest. For purposes of applying the constant yield method to a debt instrument subject to such an election, (i) "interest" includes stated interest, original issue discount, de minimis original issue discount, market discount and de minimis market discount, as adjusted by any amortizable bond premium or acquisition premium and (ii) the debt instrument is treated as if the instrument were issued on the holder's acquisition date in the amount of the holder's adjusted basis immediately after acquisition. It is unclear whether, for this purpose, the initial Prepayment Assumption would continue to apply or if a new prepayment assumption as of the date of the holder's acquisition would apply. A holder generally may make such an election on an instrument by instrument basis or for a class or group of debt instruments. However, if the holder makes such an election with respect to a debt instrument with amortizable bond premium or with market discount, the holder is deemed to have made elections to amortize bond premium or to report market discount income currently as it accrues under the constant yield method, respectively, for all debt instruments acquired by the holder in the same taxable year or thereafter. The election is made on the holder's federal income tax return for the year in which the debt instrument is acquired and is irrevocable except with the approval of the Service. Investors should consult their own tax advisors regarding the advisability of making such an election.

SALE OR EXCHANGE OF REMIC REGULAR CERTIFICATES

          If a REMIC Regular Certificateholder sells or exchanges a REMIC Regular Certificate, the REMIC Regular Certificateholder will recognize gain or loss equal to the difference, if any, between the amount received and its adjusted basis in the REMIC Regular Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any original issue discount or market discount previously included in the seller's gross income with respect to the REMIC Regular Certificate and reduced by amounts included in the stated redemption price at maturity of the REMIC Regular Certificate that were previously received by the seller, by any amortized premium and by previously recognized losses.

          Except as described above with respect to market discount, and except as provided in this paragraph, any gain or loss on the sale or exchange of a REMIC Regular Certificate realized by an investor who holds the REMIC Regular Certificate as a capital asset will be capital gain or loss and will be long-term or short-term depending on whether the REMIC Regular Certificate has been held for the long-term capital gain holding period (currently more than one year). Such gain will be treated as ordinary income
(i) if a REMIC Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate under Code Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior distribution of property that was held as a part of such transaction, (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary rates, or (iii) to the extent that such gain does not exceed the excess, if any, of (a) the amount that would have been includible in the gross income of the holder if its yield on such REMIC Regular Certificate were 110% of the applicable Federal rate as of the date of purchase, over (b) the amount of income actually includible in the gross income of such holder with respect to the REMIC Regular Certificate. In addition, gain or loss recognized from the sale of a REMIC Regular Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c). Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate than ordinary income of such taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

TREATMENT OF LOSSES

          Holders of REMIC Regular Certificates will be required to report income with respect to REMIC Regular Certificates on the accrual method of accounting, without giving effect to delays or reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans allocable to a particular class of REMIC Regular Certificates, except to the extent it can be established that such losses are uncollectible. Accordingly, the holder of a REMIC Regular Certificate may have income, or may incur a diminution in cash flow as a result of a default or delinquency, but may not be able to take a deduction (subject to the discussion below) for the corresponding loss until a subsequent taxable year. In this regard, investors are cautioned that while they may generally cease to accrue interest income if it reasonably appears that the interest will be uncollectible, the Internal Revenue Service may take the position that original issue discount must continue to be accrued in spite of its uncollectibility until the debt instrument is disposed of in a taxable transaction or becomes worthless in accordance with the rules of Code Section 166. To the extent the rules of Code Section 166 regarding bad debts are applicable, it appears that holders of REMIC Regular Certificates that are corporations or that otherwise hold the REMIC Regular Certificates in connection with a trade or business should in general be allowed to deduct as an ordinary loss any such loss sustained during the taxable year on account of any such REMIC Regular Certificates becoming wholly or partially worthless, and that, in general, holders of REMIC Regular Certificates that are not corporations and do not hold the REMIC Regular Certificates in connection with a trade or business will be allowed to deduct as a short-term capital loss any loss with respect to principal sustained during the taxable year on account of a portion of any class or subclass of such REMIC Regular Certificates becoming wholly worthless. Although the matter is not free from doubt, non-corporate holders of REMIC Regular Certificates should be allowed a bad debt deduction at such time as the principal balance of any class or subclass of such REMIC Regular Certificates is reduced to reflect losses resulting from any liquidated Mortgage Loans. The Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect such losses only after all Mortgage Loans remaining in the Trust Fund have been liquidated or such class of REMIC Regular Certificates has been otherwise retired. The Service could also assert that losses on the REMIC Regular Certificates are deductible based on some other method that may defer such deductions for all holders, such as reducing future cash flow for purposes of computing original issue discount. This may have the effect of creating "negative" original issue discount which would be deductible only against future positive original issue discount or otherwise upon termination of the Class. Holders of REMIC Regular Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such REMIC Regular Certificates. While losses attributable to interest previously reported as income should be deductible as ordinary losses by both corporate and non-corporate holders, the Internal Revenue Service may take the position that losses attributable to accrued original issue discount may only be deducted as short-term capital losses by non-corporate holders not engaged in a trade or business. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on REMIC Regular Certificates.

Taxation of REMIC Residual Certificates

Taxation of REMIC Income
________________________

          Generally, the "daily portions" of REMIC taxable income or net loss will be includible as ordinary income or loss in determining the federal taxable income of holders of REMIC Residual Certificates ("REMIC Residual Certificateholders"), and will not be taxed separately to the REMIC Pool. The daily portions of REMIC taxable income or net loss of a REMIC Residual Certificateholder are determined by allocating the REMIC Pool's taxable income or net loss for each calendar quarter ratably to each day in such quarter and by allocating such daily portion among the Residual
Certificateholders in proportion to their respective holdings of REMIC Residual Certificates in the REMIC Pool on such day. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. The REMIC Pool's gross income includes interest, original issue discount income and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income from amortization of issue premium, if any, on the REMIC Regular Certificates, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. The REMIC Pool's deductions include interest and original issue discount expense on the REMIC Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC Pool and realized losses on the Mortgage Loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC Pool will continue until there are no Certificates of any class of the related series outstanding.

          The taxable income recognized by a REMIC Residual Certificateholder in any taxable year will be affected by, among other factors, the relationship between the timing of recognition of interest and original issue discount or market discount income or amortization of premium with respect to the Mortgage Loans, on the one hand, and the timing of deductions for interest (including original issue discount) on the REMIC Regular Certificates or income from amortization of issue premium on the REMIC Regular Certificates, on the other hand. In the event that an interest in the Mortgage Loans is acquired by the REMIC Pool at a discount, and one or more of such Mortgage Loans is prepaid, the REMIC Residual Certificateholder may recognize taxable income without being entitled to receive a corresponding amount of cash because (i) the prepayment may be used in whole or in part to make distributions in reduction of principal on the REMIC Regular Certificates and
(ii) the discount on the Mortgage Loans which is includible in income may exceed the deduction allowed upon such distributions on those REMIC Regular Certificates on account of any unaccrued original issue discount relating to those REMIC Regular Certificates. When there is more than one class of REMIC Regular Certificates that distribute principal sequentially, this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the REMIC Regular Certificates when distributions in reduction of principal are being made in respect of earlier classes of REMIC Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of REMIC Regular Certificates are made. Taxable income may also be greater in earlier years than in later years as a result of the fact that interest expense deductions, expressed as a percentage of the outstanding principal amount of such a series of REMIC Regular Certificates, may increase over time as distributions in reduction of principal are made on the lower yielding classes of REMIC Regular Certificates, whereas to the extent that the REMIC Pool includes fixed rate Mortgage Loans, interest income with respect to any given Mortgage Loan will remain constant over time as a percentage of the outstanding principal amount of that loan. Consequently, REMIC Residual Certificateholders must have sufficient other sources of cash to pay any federal, state or local income taxes due as a result of such mismatching or unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below under "Limitations on Offset or Exemption of REMIC Income". The timing of such mismatching of income and deductions described in this paragraph, if present with respect to a series of Certificates, may have a significant adverse effect upon the REMIC Residual Certificateholder's after-tax rate of return. In addition, a REMIC Residual Certificateholder's taxable income during certain periods may exceed the income reflected by such REMIC Residual
Certificateholder for such periods in accordance with generally accepted accounting principles. Investors should consult their own accountants concerning the accounting treatment of their investment in REMIC Residual Certificates.

Basis and Losses
________________

          The amount of any net loss of the REMIC Pool that may be taken into account by the REMIC Residual Certificateholder is limited to the adjusted basis of the REMIC Residual Certificate as of the close of the quarter (or time of disposition of the REMIC Residual Certificate if earlier), determined without taking into account the net loss for the quarter. The initial adjusted basis of a purchaser of a Residual Certificate is the amount paid for such Residual Certificate. Such adjusted basis will be increased by the amount of taxable income of the REMIC Pool reportable by the Residual Certificateholder and will be decreased (but not below zero), first, by a cash distribution from the REMIC Pool and, second, by the amount of loss of the REMIC Pool reportable by the Residual Certificateholder. Any loss that is disallowed on account of this limitation may be carried over indefinitely with respect to the Residual Certificateholder as to whom such loss was disallowed and may be used by such Residual Certificateholder only to offset any income generated by the same REMIC Pool.

          A REMIC Residual Certificateholder will not be permitted to amortize directly the cost of its REMIC Residual Certificate as an offset to its share of the taxable income of the related REMIC Pool. However, that taxable income will not include cash received by the REMIC Pool that represents a recovery of the REMIC Pool's basis in its assets. Such recovery of basis by the REMIC Pool will have the effect of amortization of the issue price of the REMIC Residual Certificates over their life. However, in view of the possible acceleration of the income of REMIC Residual Certificateholders described above under "Taxation of REMIC Income", the period of time over which such issue price is effectively amortized may be longer than the economic life of the REMIC Residual Certificates.

          A REMIC Residual Certificate may have a negative value if the net present value of anticipated tax liabilities exceeds the present value of anticipated cash flows. The REMIC Regulations appear to treat the issue price of such a residual interest as zero rather than such negative amount for purposes of determining the REMIC Pool's basis in its assets. The preamble to the REMIC Regulations states that the Service may provide future guidance on the proper tax treatment of payments made by a transferor of such a residual interest to induce the transferee to acquire the interest, and REMIC Residual Certificateholders should consult their own tax advisors in this regard.

          Further, to the extent that the initial adjusted basis of a REMIC Residual Certificateholder (other than an original holder) in the REMIC Residual Certificate is greater that the corresponding portion of the REMIC Pool's basis in the Mortgage Loans, the REMIC Residual Certificateholder will not recover a portion of such basis until termination of the REMIC Pool unless future Treasury regulations provide for periodic adjustments to the REMIC income otherwise reportable by such holder. The REMIC Regulations currently in effect do not so provide. See "Treatment of Certain Items of REMIC Income and Expense--Market Discount" below regarding the basis of Mortgage Loans to the REMIC Pool and "Sale or Exchange of a REMIC Residual Certificate" below regarding possible treatment of a loss upon termination of the REMIC Pool as a capital loss.

Treatment of Certain Items of REMIC Income and Expense
______________________________________________________

          Although the Depositor intends to compute REMIC income and expense in accordance with the Code and applicable regulations, the authorities regarding the determination of specific items of income and expense are subject to differing interpretations. The Depositor makes no representation as to the specific method that it will use for reporting income with respect to the Mortgage Loans and expenses with respect to the REMIC Regular Certificates, and different methods could result in different timing of reporting of taxable income or net loss to REMIC Residual Certificateholders or differences in capital gain versus ordinary income.

          Original Issue Discount and Premium. Generally, the REMIC Pool's deductions for original issue discount and income from amortization of issue premium will be determined in the same manner as original issue discount income on REMIC Regular Certificates as described above under "Taxation of REMIC Regular Certificates--Original Issue Discount" and "--Variable Rate REMIC Regular Certificates", without regard to the de minimis rule described therein, and "--Premium".

          Deferred Interest. Any Deferred Interest that accrues with respect to any adjustable rate Mortgage Loans held by the REMIC Pool will constitute income to the REMIC Pool and will be treated in a manner similar to the Deferred Interest that accrues with respect to REMIC Regular Certificates as described above under "Taxation of REMIC Regular Certificates--Deferred Interest".

          Market Discount. The REMIC Pool will have market discount income in respect of Mortgage Loans if, in general, the basis of the REMIC Pool allocable to such Mortgage Loans is exceeded by their unpaid principal balances. The REMIC Pool's basis in such Mortgage Loans is generally the fair market value of the Mortgage Loans immediately after the transfer thereof to the REMIC Pool. The REMIC Regulations provide that such basis is equal in the aggregate to the issue prices of all regular and residual interests in the REMIC Pool (or the fair market value thereof at the Closing Date, in the case of a retained Class). In respect of Mortgage Loans that have market discount to which Code Section 1276 applies, the accrued portion of such market discount would be recognized currently as an item of ordinary income in a manner similar to original issue discount. Market discount income generally should accrue in the manner described above under "Taxation of REMIC Regular Certificates--Market Discount".

          Premium. Generally, if the basis of the REMIC Pool in the Mortgage Loans exceeds the unpaid principal balances thereof, the REMIC Pool will be considered to have acquired such Mortgage Loans at a premium equal to the amount of such excess. As stated above, the REMIC Pool's basis in Mortgage Loans is the fair market value of the Mortgage Loans, based on the aggregate of the issue prices (or the fair market value of retained Classes) of the regular and residual interests in the REMIC Pool immediately after the transfer thereof to the REMIC Pool. In a manner analogous to the discussion above under "Taxation of REMIC Regular Certificates--Premium", a REMIC Pool that holds a Mortgage Loan as a capital asset under Code Section 1221 may elect under Code Section 171 to amortize premium on whole mortgage loans or mortgage loans underlying CMBS that were originated after September 27, 1985 or CMBS that are REMIC regular interests under the constant yield method. Amortizable bond premium will be treated as an offset to interest income on the Mortgage Loans, rather than as a separate deduction item. To the extent that the mortgagors with respect to the Mortgage Loans are individuals, Code
Section 171 will not be available for premium on Mortgage Loans (including underlying mortgage loans) originated on or prior to September 27, 1985. Premium with respect to such Mortgage Loans may be deductible in accordance with a reasonable method regularly employed by the holder thereof. The allocation of such premium pro rata among principal payments should be considered a reasonable method; however, the Service may argue that such premium should be allocated in a different manner, such as allocating such premium entirely to the final payment of principal.

Limitations on Offset or Exemption of REMIC Income
__________________________________________________

          A portion or all of the REMIC taxable income includible in determining the federal income tax liability of a REMIC Residual
Certificateholder will be subject to special treatment. That portion, referred to as the "excess inclusion", is equal to the excess of REMIC taxable income for the calendar quarter allocable to a REMIC Residual Certificate over the daily accruals for such quarterly period of (i) 120% of the long-term applicable Federal rate that would have applied to the REMIC Residual Certificate (if it were a debt instrument) on the Startup Day under Code Section 1274(d), multiplied by (ii) the adjusted issue price of such REMIC Residual Certificate at the beginning of such quarterly period. For this purpose, the adjusted issue price of a REMIC Residual Certificate at the beginning of a quarter is the issue price of the REMIC Residual Certificate, plus the amount of such daily accruals of REMIC income described in this paragraph for all prior quarters, decreased by any distributions made with respect to such REMIC Residual Certificate prior to the beginning of such quarterly period. Accordingly, the portion of the REMIC Pool's taxable income that will be treated as excess inclusions will be a larger portion of such income as the adjusted issue price of the REMIC Residual Certificates diminishes.

          The portion of a REMIC Residual Certificateholder's REMIC taxable income consisting of the excess inclusions generally may not be offset by other deductions, including net operating loss carryforwards, on such REMIC Residual Certificateholder's return. However, net operating loss carryovers are determined without regard to excess inclusion income. Further, if the
REMIC Residual Certificateholder is an organization subject to the tax on unrelated business income imposed by Code Section 511, the REMIC Residual Certificateholder's excess inclusions will be treated as unrelated business taxable income of such REMIC Residual Certificateholder for purposes of Code
Section 511. In addition, REMIC taxable income is subject to 30% withholding tax with respect to certain persons who are not U.S. Persons (as defined below under "Tax-Related Restrictions on Transfer of REMIC Residual Certificates--Foreign Investors"), and the portion thereof attributable to excess inclusions is not eligible for any reduction in the rate of withholding tax (by treaty or otherwise). See "Taxation of Certain Foreign Investors--REMIC Residual Certificates" below. Finally, if a real estate investment trust or a regulated investment company owns a REMIC Residual Certificate, a portion (allocated under Treasury regulations yet to be issued) of dividends paid by the real estate investment trust or a regulated investment company could not be offset by net operating losses of its shareholders, would constitute unrelated business taxable income for tax-exempt shareholders, and would be ineligible for reduction of withholding to certain persons who are not U.S. Persons. The SBJPA of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC Residual Certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to REMIC Residual Certificates continuously held by thrift institutions since November 1, 1995.

          In addition, the SBJPA of 1996 provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a REMIC Residual Certificateholder. First, alternative minimum taxable income for a REMIC Residual Certificateholder is determined without regard to the special rule, discussed above, that taxable income cannot be less than excess inclusions. Second, a REMIC Residual Certificateholder's alternative minimum taxable income for a taxable year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deduction must be computed without regard to any excess inclusions. These rules are effective for taxable years beginning after December 31, 1996, unless a REMIC Residual Certificateholder elects to have such rules apply only to taxable years beginning after August 20, 1996.

Tax-Related Restrictions on Transfer of REMIC Residual Certificates
___________________________________________________________________

          Disqualified Organizations. If any legal or beneficial interest in a REMIC Residual Certificate is transferred to a Disqualified Organization (as defined below), a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and
(ii) the highest marginal federal income tax rate applicable to corporations. The REMIC Regulations provide that the anticipated excess inclusions are based on actual prepayment experience to the date of the transfer and projected payments based on the Prepayment Assumption. The present value rate equals the applicable Federal rate under Code Section 1274(d) as of the date of the transfer for a term ending with the last calendar quarter in which excess inclusions are expected to accrue. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent (including a broker, nominee or other middleman) for a Disqualified Organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. The tax also may be waived by the Treasury Department if the Disqualified Organization promptly disposes of the residual interest and the transferor pays income tax at the highest corporate rate on the excess inclusions for the period the REMIC Residual Certificate is actually held by the Disqualified Organization.

          In addition, if a "Pass-Through Entity" (as defined below) has excess inclusion income with respect to a REMIC Residual Certificate during a taxable year and a Disqualified Organization is the record holder of an equity interest in such entity, then a tax is imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the Pass-Through Entity during the period such interest is held by such Disqualified Organization, and (ii) the highest marginal federal corporate income tax rate. Such tax would be deductible from the ordinary gross income of the Pass-Through Entity for the taxable year. The Pass-Through Entity would not be liable for such tax if it has received an affidavit from such record holder that it is not a Disqualified Organization or stating such holder's taxpayer identification number and, during the period such person is the record holder of the REMIC Residual Certificate, the Pass-Through Entity does not have actual knowledge that such affidavit is false.

          For these purposes, (i) "Disqualified Organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (provided, that such term does not include an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by any such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), and any organization (other than a farmers' cooperative described in Code
Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511, and (ii) "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate and certain corporations operating on a cooperative basis. Except as may be provided in Treasury regulations, any person holding an interest in a Pass-Through Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Through Entity.

          The Pooling Agreement with respect to a series of Certificates will provide that no legal or beneficial interest in a REMIC Residual Certificate may be transferred unless (i) the proposed transferee provides to the transferor and the Trustee an affidavit providing its taxpayer identification number and stating that such transferee is the beneficial owner of the REMIC Residual Certificate, is not a Disqualified Organization and is not purchasing such REMIC Residual Certificates on behalf of a Disqualified Organization (i.e., as a broker, nominee or middleman thereof), and (ii) the transferor provides a statement in writing to the Depositor and the Trustee that it has no actual knowledge that such affidavit is false. Moreover, the Pooling Agreement will provide that any attempted or purported transfer in violation of these transfer restrictions will be null and void and will vest no rights in any purported transferee. Each REMIC Residual Certificate with respect to a series will bear a legend referring to such restrictions on transfer, and each REMIC Residual Certificateholder will be deemed to have agreed, as a condition of ownership thereof, to any amendments to the related Pooling Agreement required under the Code or applicable Treasury regulations to effectuate the foregoing restrictions. Information necessary to compute an applicable excise tax must be furnished to the Service and to the requesting party within 60 days of the request, and the Depositor or the Trustee may charge a fee for computing and providing such information.

          Noneconomic REMIC Residual Interests. The REMIC Regulations would disregard certain transfers of REMIC Residual Certificates, in which case the transferor would continue to be treated as the owner of the REMIC Residual Certificates and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC Pool. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a REMIC Residual Certificateholder (other than a REMIC Residual Certificateholder who is not a U.S. Person, as defined below under "Foreign Investors") is disregarded for all federal income tax purposes if a significant purpose of the transferor is to impede the assessment or collection of tax. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of the transfer, (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above under "Disqualified Organizations". The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and found that the transferee historically had paid its debts as they came due and found no significant evidence to indicate that the transferee would not continue to pay its debts as they came due in the future, and (ii) the transferee represents to the transferor that it understands that, as the holder of the noneconomic residual interest, the transferee may incur tax liabilities in excess of cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Pooling Agreement with respect to each series of Certificates will require the transferee of a REMIC Residual Certificate to certify to the matters in the preceding sentence as part of the affidavit described above under the heading "Disqualified Organizations". The transferor must have no actual knowledge or reason to know that such statements are false.

          Foreign Investors. The REMIC Regulations provide that the transfer of a REMIC Residual Certificate that has "tax avoidance potential" to a "foreign person" will be disregarded for all federal tax purposes. This rule appears intended to apply to a transferee who is not a "U.S. Person" (as defined below), unless such transferee's income is effectively connected with the conduct of a trade or business within the United States. A REMIC Residual Certificate is deemed to have tax avoidance potential unless, at the time of the transfer, (i) the future value of expected distributions equals at least 30% of the anticipated excess inclusions after the transfer, and (ii) the transferor reasonably expects that the transferee will receive sufficient distributions from the REMIC Pool at or after the time at which the excess inclusions accrue and prior to the end of the next succeeding taxable year for the accumulated withholding tax liability to be paid. If the non-U.S. Person transfers the REMIC Residual Certificate back to a U.S. Person, the transfer will be disregarded and the foreign transferor will continue to be treated as the owner unless arrangements are made so that the transfer does not have the effect of allowing the transferor to avoid tax on accrued excess inclusions.

          The Prospectus Supplement relating to a series of Certificates may provide that a REMIC Residual Certificate may not be purchased by or transferred to any person that is not a U.S. Person or may describe the circumstances and restrictions pursuant to which such a transfer may be made. The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income or a trust if (A) for taxable years beginning after December 31, 1996 (or for taxable years ending after August 20, 1996, if the trustee has made an applicable election), a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust, or (B) for all other taxable years, such trust is subject to United States federal income tax regardless of the source of its income.

Sale or Exchange of a REMIC Residual Certificate
________________________________________________

          Upon the sale or exchange of a REMIC Residual Certificate, the REMIC Residual Certificateholder will recognize gain or loss equal to the excess, if any, of the amount realized over the adjusted basis (as described above under "Taxation of REMIC Residual Certificates--Basis and Losses") of such REMIC Residual Certificateholder in such REMIC Residual Certificate at the time of the sale or exchange. In addition to reporting the taxable income of the REMIC Pool, a REMIC Residual Certificateholder will have taxable income to the extent that any cash distribution to it from the REMIC Pool exceeds such adjusted basis on that Distribution Date. Such income will be treated as gain from the sale or exchange of the REMIC Residual Certificate. It is possible that the termination of the REMIC Pool may be treated as a sale or exchange of a REMIC Residual Certificateholder's REMIC Residual Certificate, in which case, if the REMIC Residual Certificateholder has an adjusted basis in such REMIC Residual Certificateholder's REMIC Residual Certificate remaining when its interest in the REMIC Pool terminates, and if such REMIC Residual Certificateholder holds such REMIC Residual Certificate as a capital asset under Code Section 1221, then such REMIC Residual Certificateholder will recognize a capital loss at that time in the amount of such remaining adjusted basis.

          Any gain on the sale of a REMIC Residual Certificate will be treated as ordinary income (i) if a REMIC Residual Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Residual Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. In addition, gain or loss recognized from the sale of a REMIC Residual Certificate by certain banks or thrift institutions will be treated as ordinary income or loss pursuant to Code Section 582(c).

          The Conference Committee Report to the 1986 Act provides that, except as provided in Treasury regulations yet to be issued, the wash sale rules of Code Section 1091 will apply to dispositions of REMIC Residual Certificates where the seller of the REMIC Residual Certificate, during the period beginning six months before the sale or disposition of the REMIC Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a REMIC Residual Certificate.

Mark to Market Regulations
__________________________

          The Service has issued regulations (the "Mark to Market Regulations") under Code Section 475 relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities of a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark to Market Regulations provide that, for purposes of this mark-to-market requirement, a REMIC Residual Certificate is not treated as a security and thus may not be marked to market. The Mark to Market Regulations apply to all REMIC Residual Certificates acquired on or after January 4, 1995.

Taxes That May Be Imposed on the REMIC Pool

Prohibited Transactions
________________________

          Income from certain transactions by the REMIC Pool, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of REMIC Residual Certificateholders, but rather will be taxed directly to the REMIC Pool at a 100% rate. Prohibited transactions generally include (i) the disposition of a qualified mortgage other than for (a) substitution within two years of the Startup Day for a defective (including a defaulted) obligation (or repurchase in lieu of substitution of a defective (including a defaulted) obligation at any time) or for any qualified mortgage within three months of the Startup Day, (b) foreclosure, default or imminent default of a qualified mortgage,
(c) bankruptcy or insolvency of the REMIC Pool or (d) a qualified (complete) liquidation, (ii) the receipt of income from assets that are not the type of mortgages or investments that the REMIC Pool is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified liquidation. Notwithstanding (i) and (iv), it is not a prohibited transaction to sell REMIC Pool property to prevent a default on REMIC Regular Certificates as a result of a default on qualified mortgages or to facilitate a clean-up call (generally, an optional termination to save administrative costs when no more than a small percentage of the Certificates is outstanding). The REMIC Regulations indicate that the modification of a Mortgage Loan generally will not be treated as a disposition if it is occasioned by a default or reasonably foreseeable default, an assumption of the Mortgage Loan, the waiver of a due-on-sale or due-on-encumbrance clause or the conversion of an interest rate by a mortgagor pursuant to the terms of a convertible adjustable rate Mortgage Loan.

Contributions to the REMIC Pool After the Startup Day
_____________________________________________________

          In general, the REMIC Pool will be subject to a tax at a 100% rate on the value of any property contributed to the REMIC Pool after the Startup Day. Exceptions are provided for cash contributions to the REMIC Pool (i) during the three months following the Startup Day, (ii) made to a qualified reserve fund by a REMIC Residual Certificateholder, (iii) in the nature of a guarantee, (iv) made to facilitate a qualified liquidation or clean-up call and (v) as otherwise permitted in Treasury regulations yet to be issued.

Net Income from Foreclosure Property
____________________________________

          The REMIC Pool will be subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. Generally, property acquired by deed in lieu of foreclosure would be treated as "foreclosure property" for a period of two years, with possible extensions. Net income from foreclosure property generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

          It is not anticipated that the REMIC Pool will receive income or contributions subject to tax under the preceding three paragraphs, except as described in the applicable Prospectus Supplement with respect to net income from foreclosure property on a commercial or multifamily residential property that secured a Mortgage Loan. In addition, unless otherwise disclosed in the applicable Prospectus Supplement, it is not anticipated that any material state income or franchise tax will be imposed on a REMIC Pool.

Liquidation of the REMIC Pool

          If a REMIC Pool adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC Pool's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on the date of the adoption of the plan of liquidation, the REMIC Pool will not be subject to the prohibited transaction rules on the sale of its assets, provided that the REMIC Pool credits or distributes in liquidation all of the sale proceeds plus its cash (other than amounts retained to meet claims) to holders of REMIC Regular Certificates and REMIC Residual Certificateholders within the 90-day period.

ADMINISTRATIVE MATTERS

          The REMIC Pool will be required to maintain its books on a calendar year basis and to file federal income tax returns for federal income tax purposes in a manner similar to a partnership. The form for such income tax return is Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return. The Trustee will be required to sign the REMIC Pool's returns. Treasury regulations provide that, except where there is a single REMIC Residual Certificateholder for an entire taxable year, the REMIC Pool will be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination by the Service of any adjustments to, among other things, items of REMIC income, gain, loss, deduction or credit in a unified administrative proceeding. The REMIC Residual Certificateholder owning the largest percentage interest in the REMIC
Residual Certificates will be obligated to act as "tax matters person", as defined in applicable Treasury regulations, with respect to the REMIC Pool. Each REMIC Residual Certificateholder will be deemed, by acceptance of such REMIC Residual Certificates, to have agreed (i) to the appointment of the tax matters person as provided in the preceding sentence and (ii) to the irrevocable designation of the Master Servicer as agent for performing the functions of the tax matters person.

LIMITATIONS ON DEDUCTION OF CERTAIN EXPENSES

          An investor who is an individual, estate or trust will be subject to limitation with respect to certain itemized deductions described in Code
Section 67, to the extent that such itemized deductions, in the aggregate, do not exceed 2% of the investor's adjusted gross income. In addition, Code
Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation) or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. In the case of a REMIC Pool, such deductions may include deductions under Code Section 212 for the servicing fee and all administrative and other expenses relating to the REMIC Pool, or any similar expenses allocated to the REMIC Pool with respect to a regular interest it holds in another REMIC. Such investors who hold REMIC
Certificates either directly or indirectly through certain pass-through entities may have their pro rata share of such expenses allocated to them as additional gross income, but may be subject to such limitation on deductions. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Temporary Treasury regulations provide that the additional gross income and corresponding amount of expenses generally are to be allocated entirely to the holders of REMIC Residual Certificates in the case of a REMIC Pool that would not qualify as a fixed investment trust in the absence of a REMIC election. However, such additional gross income and limitation on deductions will apply to the allocable portion of such expenses to holders of REMIC Regular Certificates, as well as holders of
REMIC Residual Certificates, where such REMIC Regular Certificates are issued in a manner that is similar to pass-through certificates in a fixed investment trust. In general, such allocable portion will be determined based on the ratio that a REMIC Certificateholder's income, determined on a daily basis, bears to the income of all holders of REMIC Regular Certificates and REMIC Residual Certificates with respect to a REMIC Pool. As a result, individuals, estates or trusts holding REMIC Certificates (either directly or indirectly through a grantor trust, partnership, S corporation, REMIC, or certain other pass-through entities described in the foregoing temporary Treasury regulations) may have taxable income in excess of the interest income at the pass-through rate on REMIC Regular Certificates that are issued in a single Class or otherwise consistently with fixed investment trust status or in excess of cash distributions for the related period on REMIC Residual Certificates. Unless otherwise indicated in the applicable Prospectus Supplement, all such expenses will be allocable to the REMIC Residual Certificates.

Taxation of Certain Foreign Investors

REMIC Regular Certificates

          Interest, including original issue discount, distributable to Regular Certificateholders who are non-resident aliens, foreign corporations, or other Non-U.S. Persons (as defined below), will be considered "portfolio interest" and, therefore, generally will not be subject to 30% United States withholding tax, provided that such Non-U.S. Person (i) is not a "10-percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a controlled foreign corporation described in Code Section 881(c)(3)(C) and (ii) provides the Trustee, or the person who would otherwise be required to withhold tax from such distributions under Code Section 1441 or 1442, with an appropriate statement, signed under penalties of perjury, identifying the beneficial owner and stating, among other things, that the beneficial owner of the REMIC Regular Certificate is a Non-U.S. Person. If such statement, or any other required statement, is not provided, 30% withholding will apply unless reduced or eliminated pursuant to an applicable tax treaty or unless the interest on the REMIC Regular Certificate is effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Person. In the latter case, such Non-U.S. Person will be subject to United States federal income tax at regular rates. Prepayment Premiums distributable to REMIC Regular Certificateholders who are Non-U.S. Persons may be subject to 30% United States withholding tax. Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning a REMIC Regular Certificate. The term "Non-U.S. Person" means any person who is not a U.S. Person.

REMIC RESIDUAL CERTIFICATES

          The Conference Committee Report to the 1986 Act indicates that amounts paid to REMIC Residual Certificateholders who are Non-U.S. Persons are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Treasury regulations provide that amounts distributed to REMIC Residual Certificateholders may qualify as "portfolio interest", subject to the conditions described in "REMIC Regular Certificates" above, but only to the extent that (i) the Mortgage Loans (including mortgage loans underlying CMBS) were issued after July 18, 1984 and (ii) the Trust Fund or segregated pool of assets therein (as to which a separate REMIC election will be made), to which the REMIC Residual Certificate relates, consists of obligations issued in "registered form" within the meaning of Code Section 163(f)(1). Generally, whole mortgage loans will not be, but CMBS and regular interests in another REMIC Pool will be, considered obligations issued in registered form. Furthermore, a REMIC Residual Certificateholder will not be entitled to any exemption from the 30% withholding tax (or lower treaty rate) to the extent of that portion of REMIC taxable income that constitutes an "excess inclusion". See "Taxation of REMIC Residual Certificates--Limitations on Offset or Exemption of
REMIC Income". If the amounts paid to REMIC Residual Certificateholders who are Non-U.S. Persons are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Persons, 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such Non-U.S. Persons will be subject to United States federal income tax at regular rates. If 30% (or lower treaty rate) withholding is applicable, such amounts generally will be taken into account for purposes of withholding only when paid or otherwise distributed (or when the REMIC Residual Certificate is disposed of) under rules similar to withholding upon disposition of debt instruments that have original issue discount. See "Tax-Related Restrictions on Transfer of REMIC Residual Certificates--Foreign Investors" above concerning the disregard of certain transfers having "tax avoidance potential". Investors who are Non-U.S. Persons should consult their own tax advisors regarding the specific tax consequences to them of owning REMIC Residual Certificates.

Backup Withholding

          Distributions made on the REMIC Regular Certificates, and proceeds from the sale of the REMIC Regular Certificates to or through certain brokers, may be subject to a "backup" withholding tax under Code Section 3406 of 31% on "reportable payments" (including interest distributions, original issue discount, and, under certain circumstances, principal distributions) unless the REMIC Regular Certificateholder complies with certain reporting and/or certification procedures, including the provision of its taxpayer identification number to the Trustee, its agent or the broker who effected the sale of the REMIC Regular Certificate, or such Certificateholder is otherwise an exempt recipient under applicable provisions of the Code. Any amounts to be withheld from distribution on the REMIC Regular Certificates would be refunded by the Service or allowed as a credit against the REMIC Regular Certificateholder's federal income tax liability.

Reporting Requirements

          Reports of accrued interest, original issue discount and information necessary to compute the accrual of any market discount on the REMIC Regular Certificates will be made annually to the Service and to individuals, estates, non-exempt and non-charitable trusts, and partnerships who are either holders of record of REMIC Regular Certificates or beneficial owners who own REMIC Regular Certificates through a broker or middleman as nominee. All brokers, nominees and all other non-exempt holders of record of REMIC Regular Certificates (including corporations, non-calendar year taxpayers, securities or commodities dealers, real estate investment trusts, investment companies, common trust funds, thrift institutions and charitable trusts) may request such information for any calendar quarter by telephone or in writing by contacting the person designated in Service Publication 938 with respect to a particular series of REMIC Regular Certificates. Holders through nominees must request such information from the nominee.

          The Service's Form 1066 has an accompanying Schedule Q, Quarterly Notice to REMIC Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation. Treasury regulations require that Schedule Q be furnished by the REMIC Pool to each REMIC Residual Certificateholder by the end of the month following the close of each calendar quarter (41 days after the end of a quarter under proposed Treasury regulations) in which the REMIC Pool is in existence.

          Treasury regulations require that, in addition to the foregoing requirements, information must be furnished quarterly to REMIC Residual Certificateholders, furnished annually, if applicable, to holders of REMIC Regular Certificates, and filed annually with the Service concerning Code
Section 67 expenses (see "Limitations on Deduction of Certain Expenses" above) allocable to such holders.

Furthermore, under such regulations, information must be furnished quarterly to REMIC Residual Certificateholders, furnished annually to holders of REMIC Regular Certificates, and filed annually with the Service concerning the percentage of the REMIC Pool's assets meeting the qualified asset tests described above under "Status of REMIC Certificates".

             Federal Income Tax Consequences For Certificates as
             ___________________________________________________

                      to Which No REMIC Election Is Made
                      __________________________________

Grantor Trust Certificates

General
_______

          In the event that no election is made to treat a Trust Fund (or a segregated pool of assets therein) with respect to a series of Certificates that are not designated as "Stripped Certificates", as described below, as a REMIC (Certificates of such a series hereinafter referred to as "Grantor Trust Certificates"), the Trust Fund will be classified as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i). Where there is no fixed retained yield with respect to the Mortgage Loans underlying the Grantor Trust Certificates, the holder of each such Grantor Trust Certificates (a "Grantor Trust Certificateholder") in such series will be treated as the owner of a pro rata undivided interest in the ordinary income and corpus portions of the Trust Fund represented by its Grantor Trust Certificate and will be considered the beneficial owner of a pro rata undivided interest in each of the Mortgage Loans, subject to the discussion below under "Recharacterization of Servicing Fees". Accordingly, the holder of a Grantor Trust Certificate of a particular series will be required to report on its federal income tax return its pro rata share of the entire income from the Mortgage Loans represented by its Grantor Trust Certificate, including interest at the coupon rate on such Mortgage Loans, original issue discount (if any), prepayment fees, assumption fees, and late payment charges received by the Master Servicer, in accordance with such Grantor Trust Certificateholder's method of accounting. A Grantor Trust Certificateholder generally will be able to deduct its share of the servicing fee and all administrative and other expenses of the Trust Fund in accordance with its method of accounting, provided that such amounts are reasonable compensation for services rendered to that Trust Fund. However, investors who are individuals, estates or trusts who own Grantor Trust Certificates, either directly or indirectly through certain pass-through entities, will be subject to limitation with respect to certain itemized deductions described in Code
Section 67, including deductions under Code Section 212 for the servicing fee and all such administrative and other expenses of the Trust Fund, to the extent that such deductions, in the aggregate, do not exceed two percent of an investor's adjusted gross income. In addition, Code Section 68 provides that itemized deductions otherwise allowable for a taxable year of an individual taxpayer will be reduced by the lesser of (i) 3% of the excess, if any, of adjusted gross income over $100,000 ($50,000 in the case of a married individual filing a separate return) (subject to adjustments for inflation), or (ii) 80% of the amount of itemized deductions otherwise allowable for such year. As a result, such investors holding Grantor Trust Certificates, directly or indirectly through a pass-through entity, may have aggregate taxable income in excess of the aggregate amount of cash received on such Grantor Trust Certificates with respect to interest at the pass-through rate on such Grantor Trust Certificates. In addition, such expenses are not deductible at all for purposes of computing the alternative minimum tax, and may cause such investors to be subject to significant additional tax liability. Moreover, where there is fixed retained yield with respect to the Mortgage Loans underlying a series of Grantor Trust Certificates or where the servicing fee is in excess of reasonable servicing compensation, the transaction will be subject to the application of the "stripped bond" and "stripped coupon" rules of the Code, as described below under "Stripped Certificates" and "Recharacterization of Servicing Fees", respectively.

Tax Status
__________

          Grantor Trust Certificates will have the following status for federal income tax purposes:

          1. A Grantor Trust Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) will be considered to represent "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), provided that the real property securing the Mortgage Loans represented by that Grantor Trust Certificate is of the type described in such section of the Code.

          2. A Grantor Trust Certificate owned by a real estate investment trust will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A) to the extent that the assets of the related Trust Fund consist of qualified assets, and interest income on such assets will be considered "interest on obligations secured by mortgages on real property" to such extent within the meaning of Code Section 856(c)(3)(B).

          3. A Grantor Trust Certificate owned by a REMIC will be considered to represent an "obligation . . . which is principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A) to the extent that the assets of the related Trust Fund consist of "qualified mortgages" within the meaning of Code Section 860G(a)(3).

Premium and Discount
____________________

          Grantor Trust Certificateholders are advised to consult with their tax advisors as to the federal income tax treatment of premium and discount arising either upon initial acquisition of Grantor Trust Certificates or thereafter.

          Premium. The treatment of premium incurred upon the purchase of a Grantor Trust Certificate will be determined generally as described above under "Certain Federal Income Tax Consequences for REMIC Certificates-- Taxation of REMIC Residual Certificates--Treatment of Certain Items of REMIC Income and Expense--Premium".

          Original Issue Discount. The original issue discount rules will be applicable to a Grantor Trust Certificateholder's interest in those Mortgage Loans as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgages in an amount greater than a statutory de minimis exception, including a payment of points currently deductible by the borrower under applicable Code provisions or, under certain circumstances, by the presence of "teaser rates" on the Mortgage Loans.

          Original issue discount must generally be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest, in advance of the cash attributable to such income. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual. However, Code Section 1272 provides for a reduction in the amount of original issue discount includible in the income of a holder of an obligation that acquires the obligation after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if such Mortgage Loans acquired by a Grantor Trust Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Loans, no original issue discount attributable to the difference between the issue price and the original principal amount of such Mortgage Loans (i.e., points) will be includible by such holder.

          Market Discount. Grantor Trust Certificateholders also will be subject to the market discount rules to the extent that the conditions for application of those sections are met. Market discount on the Mortgage Loans will be determined and will be reported as ordinary income generally in the manner described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of REMIC Regular Certificates--Market Discount", except that the ratable accrual methods described therein will not apply and it is unclear whether a Prepayment Assumption would apply. Rather, the holder will accrue market discount pro rata over the life of the Mortgage Loans, unless the constant yield method is elected. Unless indicated otherwise in the applicable Prospectus Supplement, no prepayment assumption will be assumed for purposes of such accrual.

Recharacterization of Servicing Fees
____________________________________

          If the servicing fee paid to the Master Servicer were deemed to exceed reasonable servicing compensation, the amount of such excess would represent neither income nor a deduction to Certificateholders. In this regard, there are no authoritative guidelines for federal income tax purposes as to either the maximum amount of servicing compensation that may be considered reasonable in the context of this or similar transactions or whether, in the case of the Grantor Trust Certificate, the reasonableness of servicing compensation should be determined on a weighted average or loan-by-loan basis. If a loan-by-loan basis is appropriate, the likelihood that such amount would exceed reasonable servicing compensation as to some of the Mortgage Loans would be increased. Service guidance indicates that a servicing fee in excess of reasonable compensation ("excess servicing") will cause the Mortgage Loans to be treated under the "stripped bond" rules. Such guidance provides safe harbors for servicing deemed to be reasonable and requires taxpayers to demonstrate that the value of servicing fees in excess of such amounts is not greater than the value of the services provided.

          Accordingly, if the Service's approach is upheld, a servicer who receives a servicing fee in excess of such amounts would be viewed as retaining an ownership interest in a portion of the interest payments on the Mortgage Loans. Under the rules of Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from the right to receive some or all of the principal payments on the obligation would result in treatment of such Mortgage Loans as "stripped coupons" and "stripped bonds". Subject to the de minimis rule discussed below under "--Stripped Certificates", each stripped bond or stripped coupon could be considered for this purpose as a non-interest bearing obligation issued on the date of issue of the Grantor Trust Certificates, and the original issue discount rules of the Code would apply to the holder thereof. While Grantor Trust Certificateholders would still be treated as owners of beneficial interests in a grantor trust for federal income tax purposes, the corpus of such trust could be viewed as excluding the portion of the Mortgage Loans the ownership of which is attributed to the Master Servicer, or as including such portion as a second class of equitable interest. Applicable Treasury regulations treat such an arrangement as a fixed investment trust, since the multiple classes of trust interests should be treated as merely facilitating direct investments in the trust assets and the existence of multiple classes of ownership interests is incidental to that purpose. In general, such a recharacterization should not have any significant effect upon the timing or amount of income reported by a Grantor Trust Certificateholder, except that the income reported by a cash method holder may be slightly accelerated. See "Stripped Certificates" below for a further description of the federal income tax treatment of stripped bonds and stripped coupons.

Sale or Exchange of Grantor Trust Certificates
______________________________________________

          Upon sale or exchange of a Grantor Trust Certificate, a Grantor Trust Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its aggregate adjusted basis in the Mortgage Loans and the other assets represented by the Grantor Trust Certificate. In general, the aggregate adjusted basis will equal the Grantor Trust Certificateholder's cost for the Grantor Trust Certificate, increased by the amount of any income previously reported with respect to the Grantor Trust Certificate and decreased by the amount of any losses previously reported with respect to the Grantor Trust Certificate and the amount of any distributions received thereon. Except as provided above with respect to market discount on any Mortgage Loans, and except for certain financial institutions subject to the provisions of Code Section 582(c), any such gain or loss would be capital gain or loss if the Grantor Trust Certificate was held as a capital asset. However, gain on the sale of a Grantor Trust
Certificate will be treated as ordinary income (i) if a Grantor Trust Certificate is held as part of a "conversion transaction" as defined in Code
Section 1258(c), up to the amount of interest that would have accrued on the Grantor Trust Certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable Federal rate in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as a part of such transaction or (ii) in the case of a non-corporate taxpayer, to the extent such taxpayer has made an election under Code Section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Capital gains of certain non-corporate taxpayers are subject to a lower maximum tax rate than ordinary income of such taxpayers. The maximum tax rate for corporations is the same with respect to both ordinary income and capital gains.

Stripped Certificates

General
_______

          Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the principal payments on an obligation from ownership of the right to receive some or all of the interest payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of this discussion, Certificates that are subject to those rules will be referred to as "Stripped Certificates". Stripped Certificates include "Stripped Interest Certificates" and "Stripped Principal Certificates" (as defined in this Prospectus) as to which no REMIC election is made.

          The Certificates will be subject to those rules if (i) the Depositor or any of its affiliates retains (for its own account or for purposes of resale), in the form of fixed retained yield or otherwise, an ownership interest in a portion of the payments on the Mortgage Loans, (ii) the Master Servicer is treated as having an ownership interest in the Mortgage Loans to the extent it is paid (or retains) servicing compensation in an amount greater than reasonable consideration for servicing the Mortgage Loans (see "Grantor Trust Certificates--Recharacterization of Servicing Fees" above) and (iii) Certificates are issued in two or more classes or subclasses representing the right to non-pro-rata percentages of the interest and principal payments on the Mortgage Loans.

          In general, a holder of a Stripped Certificate will be considered to own "stripped bonds" with respect to its pro rata share of all or a portion of the principal payments on each Mortgage Loan and/or "stripped coupons" with respect to its pro rata share of all or a portion of the interest payments on each Mortgage Loan, including the Stripped Certificate's allocable share of the servicing fees paid to the Master Servicer, to the extent that such fees represent reasonable compensation for services rendered. See discussion above under "Grantor Trust Certificates--Recharacterization of Servicing Fees". Although not free from doubt, for purposes of reporting to Stripped Certificateholders, the servicing fees will be allocated to the Stripped Certificates in proportion to the respective entitlements to distributions of each class (or subclass) of Stripped Certificates for the related period or periods. The holder of a Stripped Certificate generally will be entitled to a deduction each year in respectof theservicingfees,as describedaboveunder"Grantor TrustCertificates-- General", subject to the limitation described therein.

          Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued at an original issue discount on the date that such stripped interest is purchased. Although the treatment of Stripped Certificates for federal income tax purposes is not clear in certain respects at this time, particularly where such Stripped Certificates are issued with respect to a Mortgage Pool containing variable-rate Mortgage Loans, the Depositor has been advised by counsel that (i) the Trust Fund will be treated as a grantor trust under subpart E, Part 1 of subchapter J of the Code and not as an association taxable as a corporation or a "taxable mortgage pool" within the meaning of Code Section 7701(i), and (ii) each Stripped Certificate should be treated as a single installment obligation for purposes of calculating original issue discount and gain or loss on disposition. This treatment is based on the interrelationship of Code Section 1286, Code Sections 1272 through 1275, and the OID Regulations. While under Code Section 1286 computations with respect to Stripped Certificates arguably should be made in one of the ways described below under "Taxation of Stripped Certificates--Possible Alternative Characterizations," the OID Regulations state, in general, that two or more debt instruments issued by a single issuer to a single investor in a single transaction should be treated as a single debt instrument for original issue discount purposes. The Pooling Agreement requires that the Trustee make and report all computations described below using this aggregate approach, unless substantial legal authority requires otherwise.

          Furthermore, Treasury regulations issued December 28, 1992 provide for the treatment of a Stripped Certificate as a single debt instrument issued on the date it is purchased for purposes of calculating any original issue discount. In addition, under these regulations, a Stripped Certificate that represents a right to payments of both interest and principal may be viewed either as issued with original issue discount or market discount (as described below), at a de minimis original issue discount, or, presumably, at a premium. This treatment suggests that the interest component of such a Stripped Certificate would be treated as qualified stated interest under the OID Regulations. Further, these final regulations provide that the purchaser of such a Stripped Certificate will be required to account for any discount as market discount rather than original issue discount if either (i) the initial discount with respect to the Stripped Certificate was treated as zero under the de minimis rule, or (ii) no more than 100 basis points in excess of reasonable servicing is stripped off the related Mortgage Loans. Any such market discount would be reportable as described under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of REMIC Regular Certificates--Market Discount," without regard to the de minimis rule therein, assuming that a prepayment assumption is employed in such computation.

STATUS OF STRIPPED CERTIFICATES

          No specific legal authority exists as to whether the character of the Stripped Certificates, for federal income tax purposes, will be the same as that of the Mortgage Loans. Although the issue is not free from doubt, counsel has advised the Depositor that Stripped Certificates owned by applicable holders should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(5)(A), "obligation(s) principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3)(A), and "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest (including original issue discount) income attributable to Stripped Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the Mortgage Loans and interest on such Mortgage Loans qualify for such treatment.

Taxation of Stripped Certificates
_________________________________

          Original Issue Discount. Except as described above under "General",
          _______________________
each Stripped Certificate will be considered to have been issued at an original issue discount for federal income tax purposes. Original issue discount with respect to a Stripped Certificate must be included in ordinary income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, which may be prior to the receipt of the cash attributable to such income. Based in part on the OID Regulations and the amendments to the original issue discount sections of the Code made by the 1986 Act, the amount of original issue discount required to be included in the income of a holder of a Stripped Certificate (referred to in this discussion as a "Stripped Certificateholder") in any taxable year likely will be computed generally as described above under "Federal Income TaxConsequences forREMIC Certificates--Taxationof REMICRegular Certificates-- Original Issue Discount" and "--Variable Rate REMIC Regular Certificates". However, with the apparent exception of a Stripped Certificate qualifying as a market discount obligation, as described above under "General", the issue price of a Stripped Certificate will be the purchase price paid by each holder thereof, and the stated redemption price at maturity will include the aggregate amount of the payments, other than qualified stated interest to be made on the Stripped Certificate to such Stripped Certificateholder, presumably under the Prepayment Assumption.

          If the Mortgage Loans prepay at a rate either faster or slower than that under the Prepayment Assumption, a Stripped Certificateholder's
recognition of original issue discount will be either accelerated or decelerated and the amount of such original issue discount will be either increased or decreased depending on the relative interests in principal and interest on each Mortgage Loan represented by such Stripped Certificateholder's Stripped Certificate. While the matter is not free from doubt, the holder of a Stripped Certificate should be entitled in the year that it becomes certain (assuming no further prepayments) that the holder will not recover a portion of its adjusted basis in such Stripped Certificate to recognize an ordinary loss equal to such portion of unrecoverable basis.

          As an alternative to the method described above, the fact that some or all of the interest payments with respect to the Stripped Certificates will not be made if the Mortgage Loans are prepaid could lead to the interpretation that such interest payments are "contingent" within the meaning of the OID Regulations. The OID Regulations, as they relate to the treatment of contingent interest, are by their terms not applicable to prepayable securities such as the Stripped Certificates. However, if final regulations dealing with contingent interest with respect to the Stripped Certificates apply the same principles as the OID Regulations, such regulations may lead to different timing of income inclusion that would be the case under the OID Regulations. Furthermore, application of such principles could lead to the characterization of gain on the sale of contingent interest Stripped Certificates as ordinary income. Investors should consult their tax advisors regarding the appropriate tax treatment of Stripped Certificates.

          Sale or Exchange of Stripped Certificates. Sale or exchange of a Stripped Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the Stripped Certificateholder's adjusted basis in such Stripped Certificate, as described above under "Certain Federal Income Tax Consequences for REMIC Certificates--Taxation of REMIC Regular Certificates--Sale or Exchange of REMIC Regular Certificates". To the extent that a subsequent purchaser's purchase price is exceeded by the remaining payments on the Stripped Certificates, such subsequent purchaser will be required for federal income tax purposes to accrue and report such excess as if it were original issue discount in the manner described above. It is not clear for this purpose whether the assumed prepayment rate that is to be used in the case of a Stripped Certificateholder other than an original Stripped Certificateholder should be the Prepayment Assumption or a new rate based on the circumstances at the date of subsequent purchase.

          Purchase of More Than One Class of Stripped Certificates. Where an investor purchases more than one class of Stripped Certificates, it is currently unclear whether for federal income tax purposes such classes of Stripped Certificates should be treated separately or aggregated for purposes of the rules described above.

          Possible Alternative Characterizations. The characterizations of the Stripped Certificates discussed above are not the only possible interpretations of the applicable Code provisions. For example, the Stripped Certificateholder may be treated as the owner of (i) one installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to principal on each Mortgage Loan and a second installment obligation consisting of such Stripped Certificate's pro rata share of the payments attributable to interest on each Mortgage Loan, (ii) as many stripped bonds or stripped coupons as there are scheduled payments of principal and/or interest on each Mortgage Loan or (iii) a separate installment obligation for each Mortgage Loan, representing the Stripped Certificate's pro rata share of payments of principal and/or interest to be made with respect thereto. Alternatively, the holder of one or more classes of Stripped Certificates may be treated as the owner of a pro rata fractional undivided interest in each Mortgage Loan to the extent that such Stripped Certificate, or classes of Stripped Certificates in the aggregate, represent the same pro rata portion of principal and interest on each such Mortgage Loan, and a stripped bond or stripped coupon (as the case may be), treated as an installment obligation or contingent payment obligation, as to the remainder. Final regulations issued on December 28, 1992 regarding original issue discount on stripped obligations make the foregoing interpretations less likely to be applicable. The preamble to those regulations states that they are premised on the assumption that an aggregation approach is appropriate for determining whether original issue discount on a stripped bond or stripped coupon is de minimis, and solicits comments on appropriate rules for aggregating stripped bonds and stripped coupons under Code Section 1286.

          Because of these possible varying characterizations of Stripped Certificates and the resultant differing treatment of income recognition, Stripped Certificateholders are urged to consult their own tax advisors regarding the proper treatment of Stripped Certificates for federal income tax purposes.

Reporting Requirements and Backup Withholding

          The Trustee will furnish, within a reasonable time after the end of each calendar year, to each Grantor Trust Certificateholder or Stripped Certificateholder at any time during such year, such information (prepared on the basis described above) as the Trustee deems to be necessary or desirable to enable such Certificateholders to prepare their federal income tax returns. Such information will include the amount of original issue discount accrued on Certificates held by persons other than Certificateholders exempted from the reporting requirements. The amounts required to be reported by the Trustee may not be equal to the proper amount of original issue discount required to be reported as taxable income by a Certificateholder, other than an original Certificateholder that purchased at the issue price. In particular, in the case of Stripped Certificates, unless provided otherwise in the applicable Prospectus Supplement, such reporting will be based upon a representative initial offering price of each class of Stripped Certificates. The Trustee will also file such original issue discount information with the Service. If a Certificateholder fails to supply an accurate taxpayer identification number or if the Secretary of the Treasury determines that a Certificateholder has not reported all interest and dividend income required to be shown on his federal income tax return, 31% backup withholding may be required in respect of any reportable payments, as describedaboveunder"CertainFederalIncomeTaxConsequencesforREMICCertificates--
Backup Withholding".

Taxation of Certain Foreign Investors

          To the extent that a Certificate evidences ownership in Mortgage Loans that are issued on or before July 18, 1984, interest or original issue discount paid by the person required to withhold tax under Code Section 1441 or 1442 to nonresident aliens, foreign corporations, or other Non-U.S. Persons generally will be subject to 30% United States withholding tax, or such lower rate as may be provided for interest by an applicable tax treaty. Accrued original issue discount recognized by the Grantor Trust Certificateholder or Stripped Certificateholder on original issue discount recognized by the Grantor Trust Certificateholder or Stripped Certificateholders on the sale or exchange of such a Certificate also will be subject to federal income tax at the same rate.

          Treasury regulations provide that interest or original issue discount paid by the Trustee or other withholding agent to a Non-U.S. Person evidencing ownership interest in Mortgage Loans issued after July 18, 1984 will be "portfolio interest" and will be treated in the manner, and such persons will be subject to the same certification requirements, described above under "Certain Federal Income Tax Consequences for REMIC Certificates-- Taxation of Certain Foreign Investors--REMIC Regular Certificates".

                           STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Offered Certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

                             ERISA CONSIDERATIONS

          Title  I  of   ERISA  imposes  certain  fiduciary   and  prohibited
transaction restrictions on employee pension and welfare benefit plans subject thereto ("ERISA Plans"). Section 4975 of the Code imposes similar prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code ("Qualified Retirement Plans") and on Individual Retirement Accounts ("IRAs") described in Section 408 of the Code (collectively, "Tax-Favored Plans") Tax-Favored Plans and ERISA Plans, collectively, "Plans".

          Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA), and, if no election has been made under
Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA requirements discussed herein. Accordingly, assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a Qualified Retirement Plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

          In addition  to the  general fiduciary  requirements imposed  under
Section 404 of ERISA, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan, Section 406 of ERISA and
Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of Plans and persons ("parties in interest" under Section 3(14) of ERISA or "disqualified persons" under Section 4975(e)(2) of the Code; collectively, "Parties In Interest") who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty, or an excise tax, imposed pursuant to Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available.

          Plan Asset Regulations. A Plan's investment in Certificates may cause the underlying Mortgage Assets and other assets included in a related Trust Fund to be deemed assets of such Plan. Section 2510.3-101 of the regulations (the "Plan Asset Regulations") of the United States Department of Labor (the "DOL") provides that, for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code, when a Plan acquires an equity interest in an entity (such as a Certificate), the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable here apply, or unless the equity participation in the entity by "benefit plan investors" (i.e., Plans and certain employee benefit plans not subject to ERISA) is not "significant", both as defined therein. For this purpose, in general, equity participation by benefit plan investors will be "significant" on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. Equity participation in a Trust Fund will be significant on any date if immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

          Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as the Master Servicer, the Special Servicer, any sub-servicer, the Trustee, the obligor under any credit enhancement mechanism, or certain affiliates thereof may be deemed to be a Plan "fiduciary" and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code with respect to the investing Plan. In addition, if the Mortgage Assets and other assets included in a Trust Fund constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA or the Code.

          Prohibited Transaction Exemption. The DOL has granted individual prohibited transaction exemptions (individually and collectively, the "Exemption") to certain underwriters (each, an "Underwriter") which generally exempts from the application of the prohibited transaction provisions of
Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter, provided that certain conditions set forth in the Exemption are satisfied.

          The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates underwritten by an Underwriter to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan or with Plan assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same Trust Fund. Third, the Certificates at the time of acquisition by or with Plan assets must be rated in one of the three highest generic rating categories by Standard and Poor's, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR") or Fitch Investors Service, L.P. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group" which consists of the Depositor, the Underwriter, the Master Servicer, the Special Servicer, any sub-servicer, the Trustee, any obligor with respect to assets of a related Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund as of the date of initial issuance of the Certificates, and any affiliates of the aforementioned persons. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the assets to the related Trust Fund must represent not more than the fair market value of such obligations, and the sum of all payments made to and retained by the Master Servicer, the Special Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the related Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption requires that the investing Plan be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          The Exemption also requires that a Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, DCR or Fitch for at least one year prior to the Plan's acquisition of Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Certificates.

          A fiduciary of any Plan or other investor of Plan assets contemplating purchasing a Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

          If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407 of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through
(D) of the Code) in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by Plans or with Plan assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" (as hereinafter defined) by any person who has discretionary authority or renders investment advice with respect to Plan assets of such Excluded Plan. For purposes of the Certificates, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

          If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (i) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan assets in the Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the assets of the related Trust Fund or (b) an affiliate of such a person, (ii) the direct or indirect acquisition or disposition in the secondary market of Certificates by Plans or with Plan assets and (iii) the holding of Certificates acquired by Plans or with Plan assets.

          Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust Funds. The Depositor expects that the specific conditions of an applicable Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of
Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the Trust Funds, provided that the general conditions of the Exemption are satisfied.

          The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by
Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party In Interest with respect to an investing Plan (or the investing entity holding Plan assets) by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a service provider) solely as a result of the ownership of Certificates by a Plan or the investment of Plan assets in Certificates.

          Before purchasing a Certificate, a fiduciary of a Plan or other investor of Plan assets should itself confirm (a) that the Certificates constitute "certificates" for purposes of any applicable Exemption and
(b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates on behalf of a Plan or with Plan assets.

          Any fiduciary or other Plan investor which proposes to purchase Certificates on behalf of a Plan or with Plan assets should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and the Code to such investment and the availability of an Exemption or any other prohibited transaction exemption in connection therewith. In particular, such fiduciary or other Plan investor should consider the availability of Prohibited Transaction Class Exemption ("PTCE") 95-60, regarding investments by insurance company general accounts, PTCE 90-1, regarding investments by insurance company pooled separate accounts, PTCE 91-38, regarding investments by bank collective investment funds, PTCE 84-14, regarding transactions effected by "qualified professional asset managers," and PTCE 96-23, regarding transactions effected by "in-house asset managers." The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of an Exemption, or any other exemption, with respect to the Certificates offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan investor's investment in the Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such investment.

          Tax Exempt Investors. A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of
Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences--Federal Income Tax Consequences for REMIC Certificates Taxation of REMIC Residual Certificates--Limitations on Offset or Exemption of REMIC Income."

          Consultation With Counsel. Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is particularly important that potential investors who are Plan fiduciaries or are otherwise investing the assets of a Plan consult with their counsel regarding the consequences under ERISA and the Code of their acquisition and ownership of Certificates.

          THE SALE OF CERTIFICATES TO A PLAN IS IN NO RESPECT A REPRESENTATION BY THE DEPOSITOR OR THE UNDERWRITER THAT THIS INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY PLANS GENERALLY OR BY ANY PARTICULAR PLAN, OR THAT THIS INVESTMENT IS APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.


                               LEGAL INVESTMENT

          The Offered Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), only if so specified in the related Prospectus Supplement. The appropriate characterization of those Certificates not qualifying as "mortgage related securities" ("Non-SMMEA Certificates") under various legal investment restriction, and thus the ability of investors subject to these restrictions to purchase such Certificates, may be subject to significant interpretive uncertainties. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Non-SMMEA Certificates constitute legal investments for them.

          Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans originated by certain types of Originators as specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. As "mortgage related securities," such classes will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies, trustees and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, a number of states enacted legislation on or prior to the October 3, 1991 cut-off for such enactments limiting to various extents the ability of certain entities (in particular, insurance companies) to invest in "mortgage related securities," secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to Section 347 of the Riegle Community Development and Regulatory Improvement Act of 1994, which amended the definition of "mortgage related security" (effective December 31, 1996) to include, in relevant part, Certificates satisfying the rating and qualified Originator requirements for "mortgage related securities," but evidencing interests in a Trust Fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state regulated entities in such types of Certificates. Accordingly, the investors affected by such legislation will be authorized to invest in Offered Certificates qualifying as "mortgage related securities" only to the extent provided in such legislation.

          SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the "OCC") has amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards in 12 C.F.R. Section1.5 concerning "safety and soundness" and retention of credit information), certain "Type IV securities," defined in 12 C.F.R. Section1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities." As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Certificates will qualify as "commercial mortgage-related securities," and thus as "Type IV securities," for investment by national banks. Federal credit unions should review NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. SectionSection703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of the Offered Certificates), except under limited circumstances.

          All depository institutions considering an investment in the Offered Certificates should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992, as revised April 15, 1994 (the "Policy Statement") of the Federal Financial Institutions Examination Council. The Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the OCC, the Federal Depository Insurance Company and the Office of Thrift Supervision, and by the NCUA (with certain modifications), prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain classes of the Offered Certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions.

          Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by such authorities before purchasing any class of the Offered Certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under such rules, policies or guidelines (in certain instances irrespective of SMMEA).

          The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying," and, with regard to any class of the Offered Certificates issued in book-entry form, provisions which may restrict or prohibit investments in securities which are issued in book-entry form.

          Except as to the status of certain classes of Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of any class of Offered Certificates for legal investment purposes, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase any class of Offered Certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Certificates) may adversely affect the liquidity of any class of Offered Certificates.

          Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions.

     In September 1993 the National Association of Insurance Commissioners released a draft model investment law (the "Model Law") which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the Model Law and other restrictions.

     If specified in the related Prospectus Supplement, other classes of Offered Certificates offered pursuant to this Prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of this Offered Certificate under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Offered Certificates, may be subject to significant interpretive uncertainties.

     Notwithstanding SMMEA, there may be other restrictions on the ability of certain investors, including depository institutions, either to purchase any Offered Certificates or to purchase Offered Certificates representing more than a special percentage of the investors' assets.

     Except as to the status of SMMEA Certificates identified in the Prospectus Supplement for a Series as "mortgage related securities" under SMMEA, the Depositor will make no representations as to the proper characterization of the Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Certificates) may adversely affect the liquidity of the Certificates.

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

     There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.


                             PLAN OF DISTRIBUTION

     The Offered Certificates offered hereby and by the Supplements to this Prospectus will be offered in series. The distribution of the Certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Offered Certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by an underwriter or underwriters named therein. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Offered Certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of Offered Certificates in the form of discounts, concessions or commissions.

     Alternatively, the Prospectus Supplement may specify that Offered Certificates will be distributed by an underwriter acting as agent or in some cases as principal with respect to Offered Certificates that it has previously purchased or agreed to purchase. If the underwriter acts as agent in the sale of Offered Certificates, the underwriter will receive a selling commission with respect to such Offered Certificates, depending on market conditions, expressed as a percentage of the aggregate Certificate Balance or notional amount of such Offered Certificates as of the Cut-off Date. The exact percentage for each Series of Certificates will be disclosed in the related Prospectus Supplement. To the extent that the underwriter elects to purchase Offered Certificates as principal, the underwriter may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such Series.

     The Depositor will indemnify any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments any underwriters may be required to make in respect thereof.

     In the ordinary course of business, the Depositor and any such underwriter, agent or purchaser may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the Certificates.

     Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.


                                LEGAL MATTERS

     The validity of the Certificates will be passed upon for the Depositor by Cadwalader, Wickersham & Taft, New York, New York.

     Certain legal matters will be passed upon for the Underwriter by Brown & Wood LLP.


                            FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each Series of Certificates and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will he included in this Prospectus or in the related Prospectus Supplement.


                                    RATING

     It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by Mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.


                        INDEX OF PRINCIPAL DEFINITIONS

                                                          Page(s) on which
                                                           term is defined
Term                                                      in the Prospectus
----                                                      -----------------

1986 Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Accrual Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Accrued Certificate Interest  . . . . . . . . . . . . . . . . . . . . . . . .
ADA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Amortizable Bond Premium Regulations  . . . . . . . . . . . . . . . . . . . .
Applicable Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ARM Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Asset Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Available Distribution Amount . . . . . . . . . . . . . . . . . . . . . . . .
Balloon Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Beneficial Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Book-Entry Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . .
Cash Flow Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Cede  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CERCLA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Certificateholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CMBS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CMBS Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CMBS Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CMBS Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CMBS Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Commercial Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Commercial Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Contributions Tax . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Cooperative Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Covered Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
CPR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Credit Support  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Crime Control Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Debt Service Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . .
Deferred Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Definitive Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . .
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Disqualifying Condition . . . . . . . . . . . . . . . . . . . . . . . . . . .
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
DTC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Environmental Hazard Condition  . . . . . . . . . . . . . . . . . . . . . . .
EPA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Equity Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . .
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Exemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Indirect Participants . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
L/C Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Labor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Lease . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Lease Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Legislative History . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Lessee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Lock-out Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Lock-out Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Master REMIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Model Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgage Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgage Interest Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgage Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Multifamily Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Multifamily Properties  . . . . . . . . . . . . . . . . . . . . . . . . . . .
NCUA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Net Operating Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . .
OID . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
OID Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Originator  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Participants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Payment Lag Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . .
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Policy Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Prepayment Assumption . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Prepayment Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Proposed Mark-to-Market Regulations . . . . . . . . . . . . . . . . . . . . .
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
RCRA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Refinance Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Related Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Relief Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
REMIC Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
REMIC Regular Certificateholders  . . . . . . . . . . . . . . . . . . . . . .
REMIC Regular Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .
REMIC Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
REMIC Residual Certificateholder  . . . . . . . . . . . . . . . . . . . . . .
REMIC Residual Certificates . . . . . . . . . . . . . . . . . . . . . . . . .
Restricted Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Retained Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
RICO  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Senior Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Series  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Servicing Standard  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Servicing Transfer Event  . . . . . . . . . . . . . . . . . . . . . . . . . .
SMMEA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
SMMEA Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Specially Serviced Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . .
Stripped ARM Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .
Stripped Bond Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .
Stripped Coupon Certificates  . . . . . . . . . . . . . . . . . . . . . . . .
Stripped Interest Certificates  . . . . . . . . . . . . . . . . . . . . . . .
Stripped Principal Certificates . . . . . . . . . . . . . . . . . . . . . . .
Subordinate Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . .
Subsidiary REMIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Super-Premium Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .
Title V . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
U.S. Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
UCC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Underlying CMBS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Underlying Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . .
Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Warranting Party  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Whole Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


                                   PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*+

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates, other than underwriting discounts and commissions:

     SEC Registration Fee             $304
     Printing and Engraving Fees      $
     Legal Fees and Expenses          $
     Accounting Fees and Expenses     $
     Trustee Fees and Expenses        $
     Rating Agency Fees               $
     Miscellaneous                    $


             Total                    $304

     -------------

     * All amounts except the SEC Registration Fee are estimates of expenses incurred or to be incurred in connection with the issuance and distribution of Certificates in an aggregate principal amount assumed for these purposes to be equal to $1,000,000 of Certificates registered hereby.

     +    To be completed by amendment.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Under the proposed form of Underwriting Agreement, the Underwriter is obligated under certain circumstances to indemnify officers and directors of Imperial Credit Commercial Mortgage Acceptance Corporation (the "Company") who sign the Registration Statement, and certain controlling persons of the Company, against certain liabilities, including liabilities under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.

     The Company's Certificate of Incorporation provides for indemnification of directors and officers of the Company to the full extent permitted by Delaware law.

     Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

     The Pooling and Servicing Agreement will provide that no director, officer, employee or agent of the Company will be liable to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action pursuant to the Pooling and Servicing Agreement, except for such person's own misfeasance, bad faith or gross negligence in the performance of duties. The Pooling and Servicing Agreement will provide further that, with the exceptions stated above, any director, officer, employee or agent of the Company will be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense (i) related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to the Pooling and Servicing Agreement), (ii) incurred in connection with any violation by him or her of any state or federal securities law or (iii) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the Pooling and Servicing Agreement.


ITEM 16.  EXHIBITS.

          1.1       Form of Underwriting Agreement*
          3.1       Certificate of Incorporation of the Company*
          3.2       By-laws of the Company*
          4.1       Form of Pooling and Servicing Agreement*
          5.1 Opinion of Cadwalder, Wickersham & Taft as to legality of the Certificates*
          8.1 Opinion of Cadwalder, Wickersham & Taft as to certain tax matters (included in Exhibit 5.1)*
          24.1 Consent of Cadwalder, Wickersham & Taft (included in Exhibits 5.1 and 8.1 hereto)*
          25.1      Powers   of  Attorney  (included  on  page  II-3  of  the
                    Registration Statement)
          ________________
          *    To be filed by amendment.

ITEM 17.  UNDERTAKINGS.

A.   Undertaking in respect of indemnification.

     Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

B.   Other Undertakings.

     The Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Act;

              (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

          (4) That, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on April 25, 1997.

               IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORPORATION


                    By:    /s/ Joseph Parise
                         --------------------------------------------------
                          Joseph Parise
                          Executive Vice President




                              POWER OF ATTORNEY

     KNOW ALL MEN  BY THESE PRESENTS, that Stephen  Shugerman, Joseph Parise,
H. Wayne Snaverly and Lake Setzler each whose signature appears below constitutes and appoints Stephen Shugerman, Joseph Parise, H. Wayne Snaverly and Lake Setzler, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all
amendments  (including   post-effective  amendments)  to   this  Registration
Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 25, 1997.



           SIGNATURE                                   TITLE


/s/ Stephen Shugerman                        Director,Chairman of the Board
----------------------------
Stephen Shugerman                            (Principal Executive Officer)


/s/ Joseph Parise                             Director, Secretary
-----------------------------
Joseph Parise


/s/ H. Wayne Snaverly                         Director, Treasurer
-----------------------------
H. Wayne Snaverly                            (Principal Financial Officer)


/s/ Lake Setzler                              Controller
-----------------------------
Lake Setzler                                 (Principal Accounting Officer)




                                          Registration No. (                )

-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                            _____________________

                                   FORM S-3


                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933


                            _____________________


         IMPERIAL CREDIT COMMERCIAL MORTGAGE ACCEPTANCE CORPORATION
            (Exact name of Registrant as specified in its charter)

                            _____________________


                                EXHIBIT VOLUME



-----------------------------------------------------------------------------


                                EXHIBIT INDEX


     Exhibit        Description                                  Page
     -------        -----------                                  ----


          1.1       Form of Underwriting Agreement*
          3.1       Certificate of Incorporation of the Company*
          3.2       By-laws of the Company*
          4.1       Form of Pooling and Servicing Agreement*
          5.1 Opinion of Cadwalder, Wickersham & Taft as to legality of the Certificates*
          8.1 Opinion of Cadwalder, Wickersham & Taft as to certain tax matters (included in Exhibit 5.1)*
          24.1 Consent of Cadwalder, Wickersham & Taft (included in Exhibits 5.1 and 8.1 hereto)*
          25.1 Powers of Attorney (included on page II-3 of the Registration Statement)
          ________________
          *    To be filed by amendment.